   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 26, 1997


                                                      REGISTRATION NOS. 33-37879
                                                                        811-6220
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                           [X]
      POST-EFFECTIVE AMENDMENT NO. 14                            [X]
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                   [X]
      AMENDMENT NO. 15                                           [X]


            VAN KAMPEN AMERICAN CAPITAL WORLD PORTFOLIO SERIES TRUST

      (EXACT NAME OF REGISTRANT AS SPECIFIED IN THE DECLARATION OF TRUST)
              ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)
                                 (630) 684-6000
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                             RONALD A. NYBERG, ESQ.
                   EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL
                                 AND SECRETARY
                       VAN KAMPEN AMERICAN CAPITAL, INC.
                               ONE PARKVIEW PLAZA
                           OAKBROOK TERRACE, IL 60181
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPIES TO:
                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 WEST WACKER DRIVE
                               CHICAGO, IL 60606
                                 (312) 407-0700
                             ---------------------

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

It is proposed that this filing will become effective:
     [ ]  immediately upon filing pursuant to paragraph (b)

     [X]  on September 28, 1997 pursuant to paragraph (b)


     [ ]  60 days after filing pursuant to paragraph (a)(i)

     [ ]  on (date) pursuant to paragraph (a)(i)
     [ ]  75 days after filing pursuant to paragraph (a)(ii)
     [ ]  on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:


     [X] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                       DECLARATION PURSUANT TO RULE 24f-2

REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940 AND INTENDS TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION A FORM 24f-2 FOR ITS FISCAL YEAR ENDING MAY 31, 1998 ON OR ABOUT AUGUST 29, 1998.
================================================================================

                                EXPLANATORY NOTE



     This Post-Effective Amendment No. 14 to the Registrant's Registration Statement contains two Prospectuses and two Statements of Additional Information describing the two series of the Registrant. The Registration Statement is organized as follows:



    Facing Page


     Explanatory Note


     Cross-Reference Page


    Prospectus for:


       Van Kampen American Capital Global Equity Fund


        Van Kampen American Capital Global Government Securities Fund


     Statement of Additional Information for:


       Van Kampen American Capital Global Equity Fund


       Van Kampen American Capital Global Government Securities Fund


    Part C Information


    Exhibits

            VAN KAMPEN AMERICAN CAPITAL WORLD PORTFOLIO SERIES TRUST

                             CROSS REFERENCE SHEET


                                                              PROSPECTUS CAPTION
FORM N-1A ITEM PART A                                         ------------------
 1.  Cover Page.................................  Cover Page
 2.  Synopsis...................................  Prospectus Summary; Shareholder Transaction
                                                    Expenses; Annual Fund Operating Expenses
                                                    and Example
 3.  Condensed Financial Information............  Financial Highlights; Fund Performance
 4.  General Description of Registrant..........  The Trust; Investment Objective and
                                                  Policies; Investment Practices; Description
                                                    of Shares of the Fund
 5.  Management of the Fund.....................  Annual Fund Operating Expenses and Example;
                                                    The Trust; Investment Practices;
                                                    Investment Advisory Services; Inside Back
                                                    Cover
 6.  Capital Stock and Other Securities.........  Alternative Sales Arrangements; Purchase of
                                                    Shares; Shareholder Services;
                                                    Distribution and Service Plans;
                                                    Redemption of Shares; Distribution and
                                                    Service Plans; Distributions from the
                                                    Fund; Tax Status; Description of Shares
                                                    of the Fund; Inside Back Cover
 7.  Purchase of Securities Being Offered.......  Alternative Sales Arrangements; Purchase of
                                                    Shares; Shareholder Services;
                                                    Distribution and Service Plans
 8.  Redemption or Repurchase...................  Shareholder Services; Redemption of Shares
 9.  Pending Legal Proceedings..................  Inapplicable



                                                  STATEMENT OF ADDITIONAL INFORMATION CAPTION
PART B                                            -------------------------------------------
10.  Cover Page.................................  Cover Page
11.  Table of Contents..........................  Table of Contents
12.  General Information and History............  General Information
13.  Investment Objectives and Policies.........  Investment Policies and Techniques;
                                                  Options, Futures Contracts and Related
                                                    Options; Repurchase Agreements; Loans of
                                                    Portfolio Securities; Investment
                                                    Restrictions
14.  Management of the Fund.....................  General Information; Trustees and Officers;
                                                    Investment Advisory Agreements
15.  Control Persons and Principal Holders of
       Securities...............................  General Information; Trustees and Officers;
                                                    Investment Advisory Agreements
16.  Investment Advisory and Other Services.....  General Information; Trustees and Officers;
                                                    Investment Advisory Agreements;
                                                    Distributor; Distribution and Service
                                                    Plans; Transfer Agent; Portfolio
                                                    Transactions and Brokerage; Other
                                                    Information
17.  Brokerage Allocation and Other Practices...  Portfolio Transactions and Brokerage
18.  Capital Stock and Other Securities.........  Purchase and Redemption of Shares
19.  Purchase, Redemption and Pricing of
       Securities Being Offered.................  Determination of Net Asset Value; Purchase
                                                  and Redemption of Shares; Exchange
                                                    Privilege
20.  Tax Status.................................  Tax Status of the Fund
21.  Underwriters...............................  Distributor
22.  Calculation of Performance Data............  Fund Performance
23.  Financial Statements.......................  Report of Independent Accountants;
                                                  Financial Statements; Notes to Financial
                                                    Statements
PART C


     Information required to be included in Part C is set forth under the appropriate item in Part C of this registration statement.

------------------------------------------------------------------------------

                          VAN KAMPEN AMERICAN CAPITAL
                               GLOBAL EQUITY FUND
------------------------------------------------------------------------------

    Van Kampen American Capital Global Equity Fund (the "Fund") is a separate, diversified series of Van Kampen American Capital World Portfolio Series Trust (the "Trust"), an open-end management investment company. The Fund's investment objective is to seek to provide long-term growth of capital. The Fund seeks to achieve its investment objective by investing in an internationally diversified portfolio of equity securities of companies located in any nation, including the United States. There is no assurance that the Fund will achieve its investment objective.


    The Fund's investment adviser is Van Kampen American Capital Asset Management, Inc. (the "Adviser"). Morgan Stanley Asset Management Inc. provides sub-advisory services to the Adviser of the Fund (the "Subadviser"). This Prospectus sets forth certain information that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is (800) 421-5666.

                             ---------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------
    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


    A Statement of Additional Information, dated September 28, 1997, containing additional information about the Fund is hereby incorporated in its entirety into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device for the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is available along with other related materials of the Fund at the SEC's internet web site (http://www.sec.gov).

                               ------------------
                         VAN KAMPEN AMERICAN CAPITAL SM
                               ------------------


                  THIS PROSPECTUS IS DATED SEPTEMBER 28, 1997.

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------


                                                                PAGE
                                                                ----
Prospectus Summary..........................................      3
Shareholder Transaction Expenses............................      5
Annual Fund Operating Expenses and Example..................      6
Financial Highlights........................................      8
The Trust...................................................     10
Investment Objective and Policies...........................     10
Investment Practices........................................     14
Investment Advisory Services................................     19
Alternative Sales Arrangements..............................     22
Purchase of Shares..........................................     25
Shareholder Services........................................     35
Redemption of Shares........................................     39
Distribution and Service Plans..............................     42
Distributions from the Fund.................................     44
Tax Status..................................................     44
Fund Performance............................................     50
Description of Shares of the Fund...........................     52
Additional Information......................................     53


  NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------

THE FUND. Van Kampen American Capital Global Equity Fund (the "Fund") is a separate, diversified series of Van Kampen American Capital World Portfolio Series Trust (the "Trust"). The Trust is an open-end management investment company organized as a Delaware business trust.

MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum for each subsequent investment for each class of shares (or less as described under "Purchase of Shares").

INVESTMENT OBJECTIVE. The investment objective of the Fund is to seek to provide long-term growth of capital. There is no assurance the Fund will achieve its investment objective. See "Investment Objective and Policies."


INVESTMENT POLICY. The Fund seeks to achieve its investment objective by investing in an internationally diversified portfolio of equity securities of companies located in any nation, including the United States. See "Investment Objective and Policies."


INVESTMENT RESULTS. The investment results of the Fund are shown in the table of "Financial Highlights."


RISK FACTORS. Investing in equity securities of foreign issuers may subject the Fund to risks of foreign political, economic and legal conditions and developments. See "Investment Objective and Policies -- Risk Factors." The Fund may purchase and sell options, futures contracts and related options, which include additional risks. See "Investment Practices -- Using Options, Futures Contracts and Related Options."


ALTERNATIVE SALES ARRANGEMENTS. The Fund offers three classes of shares to the public, each with its own sales charge structure: Class A shares, Class B shares and Class C shares. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class of shares that best suits their circumstances and objectives. Each class of shares represents an interest in the same portfolio of investments of the Fund. See "Alternative Sales Arrangements."

  Class A Shares. Class A shares are offered at net asset value per share plus a maximum initial sales charge of 5.75% of the offering price (6.10% of the net amount invested), reduced on investments of $50,000 or more. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge ("CDSC") of 1.00% may be imposed on redemptions made within one year of the purchase. Class A shares are subject to an annual service fee of up to 0.25% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class A Shares" and "Distribution and Service Plans."

  Class B Shares. Class B shares are offered at net asset value per share and are subject to a maximum CDSC of 5.00% on redemptions made within the first year after purchase and declining thereafter to 0.00% after the fifth year. See "Redemption of Shares." Class B shares are subject to a combined annual distribution fee and service fee of up to 1.00% of the Fund's average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class B Shares" and "Distribution and Service Plans." Class B shares convert automatically to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."



  Class C Shares. Class C shares are offered at net asset value per share and are subject to a CDSC of 1.00% on redemptions made within one year of purchase. See "Redemption of Shares." Class C shares are subject to a combined annual distribution fee and service fee of up to 1.00% of the Fund's average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class C Shares" and "Distribution and Service Plans."


INVESTMENT ADVISERS. Van Kampen American Capital Asset Management, Inc. (the "Adviser") is the Fund's investment adviser. Morgan Stanley Asset Management Inc. (the "Subadviser") provides sub-advisory services to the Adviser.

DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. (the "Distributor") distributes the Fund's shares.

DISTRIBUTIONS FROM THE FUND. Dividends from net investment income and capital gains, if any, are distributed annually. All dividends and distributions are automatically reinvested in shares of the Fund at net asset value per share (without sales charge) unless payment in cash is requested. See "Distributions from the Fund."

      The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------

                                    CLASS A        CLASS B        CLASS C
                                    SHARES         SHARES          SHARES
                                    -------        -------        -------
Maximum sales charge imposed on
  purchases (as a percentage of
  offering price).................   5.75%(1)       None            None
Maximum sales charge imposed on
  reinvested dividends (as a
  percentage of offering price)...    None          None            None
Deferred sales charge (as a
  percentage of the lesser of
  original purchase price or                                        Year
  redemption proceeds)............    None(2)   Year 1--5.00%     1--1.00%
                                                Year 2--4.00%   After--None
                                                Year 3--3.00%
                                                Year 4--2.50%
                                                Year 5--1.50%
                                                 After--None
Redemption fees (as a percentage
  of amount redeemed).............    None          None            None
Exchange fee......................    None          None            None

------------------------------------------------------------------------------
(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------


                                             CLASS A   CLASS B   CLASS C
                                             SHARES    SHARES    SHARES
                                             -------   -------   -------
Management Fees (as a percentage of average
  daily net assets)........................   1.00%     1.00%     1.00%
12b-1 Fees (as a percentage of average
  daily net assets)(1).....................   0.25%     1.00%(2)  1.00%(2)
Other Expenses (as a percentage of average
  daily net assets)........................   0.84%     0.86%     0.87%
Total Fund Operating Expenses (as a
  percentage of average daily net
  assets)..................................   2.09%     2.86%     2.87%


------------------------------------------------------------------------------
(1) Class A shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B shares and Class C shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Distribution and Service Plans."


(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted as a Fund-level expense by NASD Rules.

                                             ONE     THREE    FIVE      TEN
                                             YEAR    YEARS    YEARS    YEARS
EXAMPLE:                                     ----    -----    -----    -----
You would pay the following expenses on a
  $1,000 investment, assuming (i) an
  operating expense ratio of 2.09% for
  Class A shares, 2.86% for Class B shares
  and 2.87% for Class C shares, (ii) a
  5.00% annual return and (iii) redemption
  at the end of each time period:
    Class A................................  $77     $119     $163     $286
    Class B................................  $79     $119     $166     $300*
    Class C................................  $39     $ 89     $151     $320
You would pay the following expenses on the
  same $1,000 investment assuming no
  redemption at the end of each time
  period:
    Class A................................  $77     $119     $163     $286
    Class B................................  $29     $ 89     $151     $300*
    Class C................................  $29     $ 89     $151     $320


------------------------------------------------------------------------------
* Based on conversion to Class A shares after eight years.


  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required by the SEC to utilize a 5.00% annual return assumption. The ten year amount with respect to Class B shares of the Fund reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion to Class A shares. Class B shares acquired through the exchange privilege are subject to the contingent deferred sales charge schedule relating to the Class B shares of the fund from which the purchase of Class B shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B shares were exchanged from a fund with a higher CDSC. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Investment Advisory Services," "Redemption of Shares" and "Distribution and Service Plans."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for a share of beneficial interest outstanding throughout each of the periods indicated)
--------------------------------------------------------------------------------


  The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains financial highlights for the last five years) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                                               CLASS A SHARES
                                            -------------------------------------------------------------------------------------
                                                            YEAR ENDED MAY 31,                              AUG. 5, 1991
                                            ---------------------------------------------------    (COMMENCEMENT OF DISTRIBUTION)
                                            1997(E)    1996(A)    1995(A)     1994      1993(A)          TO MAY 31, 1992(A)
                                            -------    -------    -------    -------    -------    ------------------------------
Net Asset Value, Beginning of the
 Period.................................    $13.98     $11.79     $11.67     $ 10.76    $10.44                 $ 9.33
                                           --------    -------    -------    -------    -------                 -----
 Net Investment Gain (Loss).............     (.064)      (.04)      (.04)       (.06)    (.055)                  .025
 Net Realized and Unrealized Gain on
   Securities...........................     2.460      2.561        .42      1.0125     .7775                  1.145
                                           --------    -------    -------    -------    -------                 -----
Total from Investment Operations........     2.396      2.521        .38       .9525     .7225                   1.17
                                           --------    -------    -------    -------    -------                 -----
Less:
 Distributions in Excess of Net
   Investment Income....................      .137        -0-        -0-         -0-       -0-                    -0-
 Distributions from and in Excess of Net
   Realized Gain on Securities..........      .401       .331        .26       .0425     .4025                    .06
                                           --------    -------    -------    -------    -------                 -----
Total Distributions.....................      .538       .331        .26       .0425     .4025                    .06
                                           --------    -------    -------    -------    -------                 -----
Net Asset Value, End of the Period......   $15.838     $13.98     $11.79     $ 11.67    $10.76                 $10.44
                                           ========    =======    =======    =======    =======                 =====
Total Return(b).........................    17.67%     21.85%      3.36%       9.17%     7.13%                 12.56%
Net Assets at End of the Period (In
 millions)..............................    $136.9     $106.7      $60.1       $41.8     $12.7                  $8.4
Ratio of Expenses to Average Net
 Assets(c)..............................     2.09%      2.22%      2.29%       2.46%     2.93%                  2.07%
Ratio of Net Investment Loss to Average
 Net Assets(c)..........................     (.46%)     (.30%)     (.35%)      (.46%)    (.57%)                  .29%
Portfolio Turnover......................      144%        94%       120%        116%      120%                   135%
Average Commission Rate per Equity Share
 Traded(d)..............................    $.0206     $.0199       --         --         --                      --


--------------------------------

 (a) Based on average month-end shares outstanding.


 (b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.


(c) For the year ended May 31, 1993, the Ratios of Expenses and Net Investment Loss to Average Net Assets would have been 3.28% and (.92%), respectively, had the Adviser not reimbursed certain expenses of the Fund. The impact on the Ratios due to the Adviser's reimbursement of certain expenses for other periods was less than 0.01%.


(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.


(e) The Fund changed its investment subadviser effective April 1, 1997. See "Investment Advisory Services."


                                             (Table continued on following page)

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                                                             CLASS B SHARES
                                                   -------------------------------------------------------------------
                                                                                                      NOV. 15, 1991
                                                                 YEAR ENDED MAY 31,                  (COMMENCEMENT OF
                                                   ----------------------------------------------     DISTRIBUTION)
                                                   1997(E)   1996(A)   1995(A)    1994    1993(A)   TO MAY 31, 1992(A)
                                                   -------   -------   -------   ------   -------   ------------------
Net Asset Value, Beginning of the Period.........  $ 13.53   $11.50    $11.48    $10.67   $10.46          $ 9.78
                                                   -------   ------    ------    ------   ------           -----
 Net Investment Loss.............................    (.139)    (.14)     (.13)     (.13)   (.135)          (.005)
 Net Realized and Unrealized Gain on
   Securities....................................    2.358    2.501       .41     .9825    .7475            .745
                                                   -------   ------    ------    ------   ------           -----
Total from Investment Operations.................    2.219    2.361       .28     .8525    .6125             .74
                                                   -------   ------    ------    ------   ------           -----
Less:
 Distributions in Excess of Net Investment
   Income........................................     .030      -0-       -0-       -0-      -0-             -0-
 Distributions from and in Excess of Net Realized
   Gain on Securities............................     .401     .331       .26     .0425    .4025             .06
                                                   -------   ------    ------    ------   ------           -----
Total Distributions..............................     .431     .331       .26     .0425    .4025             .06
                                                   -------   ------    ------    ------   ------           -----
Net Asset Value, End of the Period...............  $15.318   $13.53    $11.50    $11.48   $10.67          $10.46
                                                   =======   ======    ======    ======   ======           =====
Total Return(b)..................................   16.83%   20.90%     2.62%     8.21%    6.15%           7.58%
Net Assets at End of the Period (In millions)....  $ 124.1   $ 92.8    $ 64.7    $ 48.8   $  6.9          $  1.2
Ratio of Expenses to Average Net Assets(c).......    2.86%    2.99%     3.05%     3.21%    3.88%           3.11%
Ratio of Net Investment Loss to Average Net
 Assets(c).......................................   (1.22%)  (1.11%)   (1.11%)   (1.19%)  (1.41%)          (.12%)
Portfolio Turnover...............................     144%      94%      120%      116%     120%            135%
Average Commission Rate per Equity Share
 Traded(d).......................................  $ .0206   $.0199      --        --       --           --

                                                                    CLASS C SHARES
                                                   ------------------------------------------------
                                                                                   JUNE 21, 1993
                                                       YEAR ENDED MAY 31,         (COMMENCEMENT OF
                                                   ---------------------------     DISTRIBUTION)
                                                   1997(E)   1996(A)   1995(A)   TO MAY 31, 1994(A)
                                                   -------   -------   -------   ------------------
Net Asset Value, Beginning of the Period.........  $ 13.66   $11.61    $11.59         $ 10.29
                                                   -------   ------    ------         -------
 Net Investment Loss.............................    (.137)    (.14)     (.13)           (.13)
 Net Realized and Unrealized Gain on
   Securities....................................    2.372    2.521       .41          1.4725
                                                   -------   ------    ------         -------
Total from Investment Operations.................    2.235    2.381       .28          1.3425
                                                   -------   ------    ------         -------
Less:
 Distributions in Excess of Net Investment
   Income........................................     .030      -0-       -0-             -0-
 Distributions from and in Excess of Net Realized
   Gain on Securities............................     .401     .331       .26           .0425
                                                   -------   ------    ------         -------
Total Distributions..............................     .431     .331       .26           .0425
                                                   -------   ------    ------         -------
Net Asset Value, End of the Period...............  $15.464   $13.66    $11.61         $ 11.59
                                                   =======   ======    ======         =======
Total Return(b)..................................   16.82%   20.87%     2.60%         13.06%*
Net Assets at End of the Period (In millions)....  $  13.0   $  9.2    $  6.6         $   5.1
Ratio of Expenses to Average Net Assets(c).......    2.87%    3.00%     3.05%           3.21%
Ratio of Net Investment Loss to Average Net
 Assets(c).......................................   (1.23%)  (1.10%)   (1.13%)         (1.15%)
Portfolio Turnover...............................     144%      94%      120%            116%
Average Commission Rate per Equity Share
 Traded(d).......................................  $ .0206   $.0199      --           --


--------------------------------

  *  Non-Annualized.


 (a) Based on average month-end shares outstanding.


 (b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.


 (c) For the year ended May 31, 1993, the Ratios of Expenses and Net Investment Loss to Average Net Assets for Class B Shares would have been 4.50% and (2.02%), respectively, had the Adviser not reimbursed certain expenses of the Fund. The impact on the Ratios due to the Adviser's reimbursement of certain expenses for the other periods presented was less than 0.01%.


 (d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.


 (e) The Fund changed its investment subadviser effective April 1, 1997. See "Investment Advisory Services."

------------------------------------------------------------------------------
THE TRUST
------------------------------------------------------------------------------


  The Trust is an open-end management investment company, commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a diversified portfolio of securities by combining their resources in an effort to achieve such goals.


  Van Kampen American Capital Asset Management, Inc. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also manage other mutual funds distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of the Prospectus.

------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
------------------------------------------------------------------------------

  The investment objective of the Fund is to seek to provide long-term growth of capital. The Fund seeks to achieve its investment objective by investing in an internationally diversified portfolio of equity securities of companies located in any nation, including the United States. The Fund intends to be invested in equity securities of companies located in at least three countries, including the United States. Under normal market conditions, at least 65% of the Fund's total assets are so invested. Equity securities include common stocks, preferred stocks and warrants or options to acquire such securities. In selecting portfolio securities, the Fund attempts to take advantage of the differences between economic trends and the anticipated performance of securities markets in various countries.

  The Adviser, subject to the direction of the Trustees, provides the Fund with an overall investment program consistent with the Fund's investment objective and policies. The Subadviser, subject to overall review by the Adviser and the Fund's Trustees, is responsible for recommending an optimal geographic equity allocation and is responsible for providing advice with respect to specific investments. Investments may be shifted among the world's various capital markets and among different types of securities in accordance with ongoing analysis provided by the Adviser and the Subadviser of trends and developments affecting such markets and securities. The Adviser and the Subadviser are sometimes referred to herein collectively as the Adviser.

  The Adviser utilizes a "top-down" approach in selecting investments for the Fund that emphasizes country selection and weighting rather than individual securities selection. This approach reflects the Adviser's philosophy that a diversified selection of securities representing exposure to world markets based upon the economic outlook and current valuation levels for each country is an effective way to maximize the return and minimize the risk associated with global investment. There is no assurance that the Adviser's approach will be successful or that the Fund's investment objective will be realized.


  The Adviser determines country allocations for the Fund on an ongoing basis within policy ranges dictated by each country's market capitalization and liquidity. The Fund will invest in the United States and other industrialized countries throughout the world that comprise the Morgan Stanley Capital International World Index. These countries currently are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, the United Kingdom and the United States. In addition, the Fund may invest a portion of its assets in emerging country equity securities. The Fund currently intends to invest in some or all of the following countries:
Argentina, Indonesia, Portugal, South Africa, Brazil, Malaysia, Philippines, Thailand, India, Mexico, South Korea and Turkey.

  By analyzing a variety of macroeconomic and political factors, the Adviser develops fundamental projections on interest rates, currencies, corporate profits and economic growth for each country. These country projections are then used to determine what the Adviser believes to be a fair value for the stock market of each country. Discrepancies between actual value and fair value, as determined by the Adviser, provide an expected return for each stock market. The expected return is adjusted by currency return expectations derived from the Adviser purchasing-power parity exchange rate model to arrive at an expected total return in U.S. Dollars. The final country allocation decision is then reached by considering the expected total return in light of various country specific considerations such as market size, volatility, liquidity and country risk.


  Within a particular country, investments are made through the purchase of equity securities which, in the aggregate, replicate a broad market index, which in most cases will be the Morgan Stanley Capital International ("MSCI") Index for the particular country. The MSCI Indices measure the performance of stock markets worldwide. The various MSCI Indices are based on the share prices of companies listed on the local stock exchange of the specified country or countries within a specified region. The combined market capitalization of companies in these indices represent approximately 60 percent of the aggregate market value of the covered stock exchanges. Companies included in the MSCI country index replicate the industry composition of the local market and are a representative sampling of large, medium and small companies, subject to liquidity. Non-domiciled companies traded on the local exchange and companies with restricted float due to dominant shareholders or cross-ownership are avoided. The Adviser may overweight or underweight an industry segment of a particular index if it concludes this would be advantageous to the Fund.

  The Fund may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements.

  The Fund may invest cash temporarily in short-term debt instruments. Such temporary investments will only be made with cash held to maintain liquidity or pending investment. See "Temporary Short-Term Investments" herein.

  The investment policies, the percentage limitations and the types of securities in which the Fund may invest may be changed by the Trustees, unless expressly governed by those limitations as described under "Investment
Practices -- Investment Restrictions" which can be changed only by action of the shareholders.

  An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment, and should not be used as a trading vehicle.


  RISK FACTORS. An investment in the Fund involves risks similar to those of investing in foreign equity securities generally. Investment in equity securities of foreign issuers may subject the Fund to risks of foreign political, economic and legal conditions and developments. Such conditions or developments might include favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets of companies, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against a foreign issuer. Also, foreign equity securities may not be as liquid and may be more volatile than comparable domestic equity securities.



  Issuers of foreign equity securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

Brokerage costs incurred in purchasing and selling securities in foreign securities markets generally are higher than such costs in comparable transactions in domestic securities markets, and foreign custodial costs relating to the Fund's portfolio securities are higher than domestic custodial costs. See also "Investment Practices" for a discussion of certain additional risks related to investment practices that may be utilized by the Fund, including use of options, futures contracts and related options.

  FOREIGN CURRENCY TRANSACTIONS. The value of the Fund's portfolio securities that are traded in foreign markets may be affected by changes in currency exchange rates and exchange control regulations. In addition, the Fund will incur costs in connection with conversions between various currencies. The Fund's foreign currency exchange transactions generally will be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Fund purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund does not purchase and sell foreign currencies as an investment.

  The Fund also may enter into contracts with banks or other foreign currency brokers or dealers to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts to hedge against changes in foreign currency exchange rates. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

  The Fund may attempt to hedge against changes in the value of the United States dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency futures contract for such amount. Such hedging strategies may be employed before the Fund purchases a foreign security traded in the hedged currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should move in the direction opposite to the hedged position. The Fund will not speculate in foreign currency forward or futures contracts or through the purchase and sale of foreign currencies.

  TEMPORARY SHORT-TERM INVESTMENTS. The Fund's policy is to be fully invested in common stocks and securities convertible into common stocks. The Fund may, however, hold a portion of its assets in cash to meet redemptions and other day-to-day operating expenses. In addition, the Fund may hold a portion or all of assets in cash as a temporary defensive strategy when the Adviser determines such a strategy is necessary in light of significant adverse market, economic, political or other circumstances. It is impossible to predict when or for how long the Fund will employ such defensive strategy. The Fund may invest cash held for such purposes in obligations of the United States and of foreign governments, including their political subdivisions, commercial paper, bankers' acceptances, certificates of deposit, repurchase agreements collateralized by these securities, and other short-term evidences of indebtedness. The Fund will purchase commercial paper only if it is rated Prime-1 or Prime-2 by Moody's Investors Services, Inc. or A-1 or A-2 by Standard & Poor's Ratings Group. The Fund also may invest cash held for such purposes in short-term, high grade foreign debt securities. High grade foreign debt securities are those debt securities of foreign issuers which the Adviser determines to have creditworthiness substantially equivalent to that of domestic issuers of debt securities rated investment grade.


------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------

  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with domestic or foreign banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of a default by the other party. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, exceeds 10% of the value of the Fund's net assets. In the event of the bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

  For the purpose of investing in repurchase agreements, the Adviser aggregates the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the

Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

  PORTFOLIO TRANSACTIONS AND BROKERAGE PRACTICES. The Adviser is responsible for the placement of orders for the purchase and sale of portfolio securities for the Fund and the negotiation of brokerage commissions on such transactions. Brokerage firms are selected on the basis of their professional capability for the type of transaction and the value and quality of execution of services on a continuing basis. The Adviser is authorized to place portfolio transactions to the extent permitted by law, with brokerage firms affiliated with the Fund and with brokerage firms participating in the distribution of shares of the Fund and other Van Kampen American Capital mutual funds if it reasonably believes that the quality of the execution and the commission are comparable to that available from other qualified firms. The Adviser is authorized to pay higher commissions to brokerage firms that provide investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. The information received may be used by the Adviser in managing the assets of other advisory accounts as well as in the management of the assets of the Fund.


  PORTFOLIO TURNOVER. A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of brokerage commissions or dealer mark-up and other transaction costs on the sale of securities as well as on the investment of the proceeds in other securities. The portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the average value of portfolio securities, excluding debt securities whose maturities at acquisition were one year or less. The rate may exceed 100% in any given year, which is higher than that of many other investment companies. A higher portfolio turnover rate increases the Fund's transactions costs, including brokerage commissions, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser deems portfolio changes appropriate. The Fund's annual portfolio turnover rate is shown in the table of "Financial Highlights."


  LOANS OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to unaffiliated brokers, dealers and financial institutions provided that (a) immediately after any such loan, the value of the securities loaned does not exceed 15% of the total value of the Fund's assets, and (b) any securities loan is collateralized in accordance with applicable regulatory requirements. Lending portfolio securities involves risks of delay in recovery of the loaned securities or, in some cases, loss of rights in the collateral should the borrower fail financially.

  RESTRICTED SECURITIES. The Fund may invest up to 10% of its net assets in restricted securities and other illiquid assets. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933 ("1933 Act") and are thus subject to restrictions on resale. Excluded from the limitation, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the 1933 Act and which have been determined to be liquid by the Trustees or by the Adviser pursuant to Board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. Since it is not possible to predict with assurance how the markets for restricted securities sold and offered under Rule 144A will develop, the Trustees will carefully monitor the Fund's investment in these securities focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. These difficulties and delays could result in the Fund's inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Fund impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that the Fund's Trustees believe accurately reflects fair value. Also excluded from this limitation are securities purchased by the Fund issued by other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


  SHORT SALES AGAINST THE BOX. The Fund may from time to time make short sales of securities it owns or has the right to acquire. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund may not make short sales or maintain a short position if doing so would cause more than 25% of its total assets, taken at market value, to be held as collateral for such sales.

  To secure its obligation to deliver the securities sold short, the Fund will deposit in escrow in a separate account with its Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.


  USING OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS. The Fund expects to utilize options, futures contracts and options thereon in several different ways, depending upon the status of the Fund's portfolio and the Adviser's expectations concerning the securities markets.


  In times of stable or rising security prices, the Fund generally seeks to be fully invested in the equity securities. Even when the Fund is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Fund also may have cash on hand that has not yet been invested. The portion of the Fund's assets that is invested in cash equivalents does not fluctuate with security market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing futures contracts, however, the Fund can seek to "equitize" the cash portion of its assets and may obtain performance equivalent to investing 100% of its assets in equity securities.



  If the Adviser anticipates a market decline, the Fund may seek to reduce its exposure to the securities markets by increasing its cash position. By selling futures contracts instead of portfolio securities, a similar result may be achieved to the extent that the performance of the stock index futures contracts correlates to the performance of the Fund's portfolio securities. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Fund could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.


  As an alternative to selling stock index futures contracts, the Fund can purchase stock index puts (or stock index futures puts) to hedge the portfolio's risk in a declining market. Since the value of a put increases as the index declines below a specified level, the portfolio's value is protected against a market decline to the degree the performance of the index correlates with the performance of the Fund's investment portfolio. If the market remains stable or advances, the Fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.


  The Fund is authorized to purchase and sell over-the-counter options ("OTC Options"). OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. The Fund will sell only OTC Options (other than over-the-counter currency options) that are subject to a buy-back provision permitting the Fund to require to the Counterparty to sell the option back to the Fund at a formula price within seven days. The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities covering OTC options sold by the Fund, are illiquid securities subject to the Fund's limitation on investing no more than 10% of its assets in illiquid securities.


  In certain cases the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities.

  Potential Risks of Options, Futures Contracts and Related Options. The purchase and sale of options and futures contracts involve risks different from those involved with direct investments in underlying securities. While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the Adviser is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if the Fund did not make such investments. In addition, the Fund would pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its return.


  In order to prevent leverage in connection with the purchase of futures contracts by the Fund, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian. The Fund may not invest more than 10% of its net assets in illiquid securities, including OTC Options and repurchase agreements which have a maturity of longer than seven days.


  INVESTMENT RESTRICTIONS. The Fund has adopted a number of fundamental investment restrictions that may not be changed without approval by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). The percentage limitations need only be met at the time the investment is made or other relevant action taken. These restrictions provide, among other things, that the Fund may not:

    1. Purchase any security (other than obligations of the United States Government, its agencies, or instrumentalities) if more than 25% of its total assets (taken at current value) would then be invested in a single industry.

    2. Invest more than 5% of its total assets (taken at current value) in securities of a single issuer other than the United States Government, its agencies or instrumentalities, or hold more than 10% of the outstanding voting securities of an issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

    3. Borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than 10% of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds 5% of its net assets. Margin deposits or payments in connection with the writing of options or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options, are not deemed to be a pledge or other encumbrance.

    4. Lend money except through the purchase of (i) United States and foreign government securities, commercial paper, bankers' acceptances, certificates of deposit and similar evidences of indebtedness, both foreign and domestic, and (ii) repurchase agreements; or lend securities in an amount exceeding 15% of the total assets of the Fund. The purchase of a portion of an issue of securities described under (i) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.

------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------


  THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $60 billion under management or supervision. Van Kampen American Capital's more than 50 open-end and 37 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc., the distributor of the Fund and the sponsor of the Funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is an indirect wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.


  Morgan Stanley, Dean Witter, Discover & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser ("MSAM" or the "Subadviser"), Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities;

merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.


  THE SUBADVISER. The Subadviser is an indirect wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. and is an affiliate of the Adviser. The Subadviser provides portfolio management and named fiduciary services to various closed-end and open-end investment companies, taxable and nontaxable institutions, international organizations and individuals investing in United States and international equities and fixed income securities. At September 15, 1997, the Subadviser had, together with its affiliated investment management companies, assets under management (including assets under fiduciary advisory control) totaling approximately $190 billion. The Subadviser emphasizes a global investment strategy and benefits from research coverage of a broad spectrum of investment opportunities worldwide and draws upon the capabilities of its asset management specialists located in various offices throughout the world, including New York, London, Tokyo, Singapore, Bombay, Hong Kong, Milan and Sydney. The Subadviser also draws upon the research capabilities of Morgan Stanley, Dean Witter, Discover & Co. and its other affiliates as well as the research and investment ideas of other companies whose brokerage services the Subadviser utilizes. The address of the Subadviser is 1221 Avenue of the Americas, New York, New York 10020.



  MSAM began providing subadvisory services to the Fund effective April 1, 1997. John Govett & Co. Limited ("Govett") had provided subadvisory services to the Fund until March 31, 1997. The MSAM subadvisory agreement is similar to the former Govett subadvisory agreement, except that the MSAM subadvisory agreement permits, but does not require, the Adviser and MSAM to allocate to MSAM responsibility for selecting investments in domestic securities as well as foreign securities. Govett's responsibilities had been limited solely to foreign securities. Effective April 1, 1997, MSAM has assumed the responsibility for advising the Fund with respect to investments in domestic securities.



  ADVISORY AGREEMENTS. The Trust retains the Adviser to manage the investment of the Fund's assets and to place orders for the purchase and sale of the Fund's portfolio securities. Under an investment advisory agreement between the Adviser and the Trust (the "Advisory Agreement"), the Trust pays the Adviser a monthly fee computed at the annual rate of 1.00% of the Fund's average daily net assets. Under the Advisory Agreement, the Trust also reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Operating expenses paid by the Fund include shareholder service agency fees, service fees, distribution fees, custodian fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees (other than those who are affiliated persons as defined in the 1940 Act of the Adviser, Distributor or Van Kampen American Capital), and all other business expenses not specifically assumed by the Adviser. Advisory (management) fee, and total operating expense, ratios are shown under the caption "Annual Fund Operating Expenses and Example" herein.


  The Adviser has entered into a sub-advisory agreement (the "Sub-advisory Agreement") with the Subadviser to assist it in performing its investment advisory functions. The Subadviser, subject to the overall review by the Adviser and the Fund's Trustees, is responsible for recommending an optimal geographic equity allocation among various markets and currencies and is responsible for providing advice with respect to specific investments in such markets, including the Fund's investments in domestic securities. Pursuant to the Sub-advisory Agreement, the Subadviser receives on an annual basis 50% of the compensation received by the Adviser.


  From time to time as the Adviser, the Subadviser or the Distributor may deem appropriate, they may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them to the extent of, or bearing expenses in excess of, such limitations as they may establish.

  The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Investment Advisory Corp.

  PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Subadviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser, Subadviser and their employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

  PORTFOLIO MANAGEMENT. Effective April 1, 1997, Barton M. Biggs, Madhav Dhar, Francine J. Bovich and Ann D. Thivierge assumed the primary responsibility for the day-to-day management of the Fund's portfolio.

  Since 1980, Mr. Biggs has been Chairman and a director of the Subadviser, and a Managing Director of the Subadviser and Morgan Stanley & Co. Incorporated since 1975. Mr. Biggs is a director of Morgan Stanley Group, Inc. and a director and chairman of other investment companies of the Subadviser. Mr. Biggs holds a B.A. from Yale University and an M.B.A. from New York University.

  Mr. Dhar is Managing Director of the Subadviser and Morgan Stanley & Co. Incorporated. He has been with the Subadviser since 1984. Mr. Dhar is a co-head of the Subadviser's emerging markets group, and has been involved in the launching of the Subadviser's country funds. Mr. Dhar holds a B.S. from St. Stephens College in Delhi University (India) and an M.B.A. from Carnegie-Mellon University.

  Ms. Bovich has been with the Subadviser since 1993. She is responsible for portfolio management and communication of MSAM's asset allocation strategy to institutional investor clients. Prior to 1993, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp. Prior to that, Ms. Bovich was a Managing Director of Citicorp Investment Management, Inc. where she was responsible for the Institutional Investment Management group. Ms. Bovich holds a B.A. in Economics from Connecticut College and an M.B.A. in Finance from New York University.

  Ms. Thivierge is a Principal of the Subadviser. She is a member of MSAM asset allocation committee, primarily representing the Total Fund Management team since its inception in 1991. Ms. Thivierge has been with the Subadviser since 1986. Prior to 1986, Ms. Thivierge was with Edgewood Management Company. Ms. Thivierge holds a B.A. in International Relations from James Madison College, Michigan State University, and an M.B.A. in Finance from New York University.

------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------

  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares of the Fund that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.

  CLASS A SHARES. Class A shares are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (6.10% of the net amount invested), reduced on investments of $50,000 or more. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on certain redemptions made within one year of the purchase. Class A shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Purchase of Shares -- Class A Shares."

  CLASS B SHARES. Class B shares are sold at net asset value and are subject to a deferred sales charge if redeemed within five years of purchase. Class B shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class B shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. Class B shares convert automatically to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Purchase of Shares -- Class B Shares."

  CLASS C SHARES. Class C shares are sold at net asset value and are subject to a deferred sales charge if redeemed within one year of purchase. Class C shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class C shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class C shares. Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class C Shares."


  CONVERSION FEATURE. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge.


  The conversion of such shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

  FACTORS FOR CONSIDERATION. In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperaments. Investors should consider whether, during the anticipated life of their investment in the Fund, the higher aggregate fees and CDSC on Class B shares and Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Annual Fund Operating Expenses and Example" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases at net asset value. It is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares as it ordinarily would be more beneficial for such an investor to purchase Class A shares.

  Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a CDSC. Ongoing distribution fees on Class B shares and Class C shares may be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A shares or Class B shares, rather than Class C shares.

  Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges or have a longer-term investment horizon. Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon or desire a short CDSC.

  The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any CDSC incurred upon redemption within five years or one year, respectively, of purchase. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling such shares. INVESTORS SHOULD UNDERSTAND THAT THE PURPOSE AND FUNCTION OF THE CDSC AND ONGOING DISTRIBUTION FEE WITH RESPECT TO THE CLASS B SHARES AND CLASS C SHARES ARE THE SAME AS THOSE OF THE INITIAL SALES CHARGE WITH RESPECT TO CLASS A SHARES. See "Distribution and Service Plans."

  GENERAL. Dividends paid by the Fund with respect to Class A shares, Class B shares and Class C shares will be calculated in the same manner at the same time on the same day except that the higher distribution fees and transfer agency costs relating to Class B shares or Class C shares will be borne by the respective class. See "Distributions from the Fund." Shares of the Fund may be exchanged, subject to certain limitations, for shares of the same class of certain other mutual funds advised by the Adviser and its affiliates and distributed by the Distributor. See "Shareholder Services -- Exchange Privilege."

------------------------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------------------------

GENERAL

  The Fund offers three classes of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

  Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments. Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

  Shares of the Fund may be purchased on any business day through authorized dealers. Shares also may be purchased by completing the application accompanying this Prospectus and forwarding the application, through the authorized dealer, to the shareholder service agent, ACCESS Investor Services, Inc. ("ACCESS"), a wholly-owned subsidiary of Van Kampen American Capital. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A shares, Class B shares or Class C shares.

  Shares are offered at the next determined net asset value per share, plus a front-end or contingent deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. Net asset value per share for each class is determined once daily as of the close of trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m. New York time) each day the Exchange is open. Net asset value per share for each class is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. With respect to foreign securities, income is accrued by the Fund on the ex date or when data becomes available, whichever is later. Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price. Options and futures contracts are valued at the last sale price or if no sales are reported, at the mean between the bid and asked prices. Short-term investments and other securities are valued in the manner described in the Statement of Additional Information.


  Generally, the net asset values per share of the Class A shares, Class B shares and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class A shares, Class B shares and Class C shares may differ from one another, reflecting the daily expense accruals of the higher distribution fee and transfer agency costs applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value (plus sales charges, where applicable) after an order is received by an authorized dealer, provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by authorized dealers after the close of the Exchange are priced based on the next close, provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit orders received by them to the Distributor so they will be received prior to such time. Orders of less than $500 are mailed by the authorized dealer and processed at the offering price next calculated after receipt by ACCESS.


  Each class of shares represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution fee and transfer agency costs) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan pursuant to which its distribution fee or service fee is paid, (iii) each class has different exchange privileges, (iv) certain shares are subject to a conversion feature and (v) certain shares have different shareholder service options available. The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the distribution fee and other expenses associated with such shares. Sales personnel of authorized dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.

  The Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

CLASS A SHARES

  The public offering price of Class A shares is the next determined net asset value plus a sales charge, as set forth below.

SALES CHARGE TABLE

                                                                        REALLOWED
                                                         AS % OF       TO DEALERS
               SIZE OF                    AS % OF       NET AMOUNT     (AS A % OF
             INVESTMENT                OFFERING PRICE    INVESTED    OFFERING PRICE)
------------------------------------------------------------------------------
Less than $50,000....................    5.75%           6.10%         5.00%
$50,000 but less than $100,000.......    4.75%           4.99%         4.00%
$100,000 but less than $250,000......    3.75%           3.90%         3.00%
$250,000 but less than $500,000......    2.75%           2.83%         2.25%
$500,000 but less than $1,000,000....    2.00%           2.04%         1.75%
$1,000,000 or more*..................      *               *             *
------------------------------------------------------------------------------

   * No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

  In addition to the reallowances from the applicable public offering price described above, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to authorized dealers that sell shares of the Fund. Authorized dealers which are reallowed all or substantially all of the sales commissions may be deemed to be underwriters for purposes of the 1933 Act.

  The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the reallowance allowable to authorized dealers described herein. Such financial institutions, other industry professionals and authorized dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

QUANTITY DISCOUNTS

  Investors purchasing Class A shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.


  Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


  A person eligible for a reduced sales charge includes an individual, their spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

  As used herein, "Participating Funds" refers to certain open-end investment companies advised by the Adviser or Van Kampen American Capital Investment Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

  Volume Discounts. The size of investment shown in the preceding sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

  Cumulative Purchase Discount. The size of investment shown in the preceding sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

  Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a thirteen-month period to determine the sales charge as outlined in the preceding sales charge table. The size of investment shown in the preceding sales charge table also includes purchases of shares of the Participating Funds over a thirteen-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the thirteen-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the sales charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchased amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustments in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application form accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

  Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

  Unit Investment Trust Reinvestment Programs. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Fund, at net asset value and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their authorized dealer or the Distributor.

  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS's processing system.

  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

  NAV Purchase Options. Class A shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

  (1) Current or retired trustees or directors of funds advised by the Adviser or Van Kampen American Capital Investment Advisory Corp. and such persons' families and their beneficial accounts.

  (2) Current or retired directors, officers and employees of Morgan Stanley, Dean Witter, Discover & Co. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.

  (4) Registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in the Fund alone, or any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Volume Discounts," during the thirteen-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a twelve-month period following such transaction.

  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $3 million or more and which invest in multiple fund families through national wirehouse alliance programs.

  (6) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


  (7) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen American Capital Trust Company served as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million and 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million and 0.25% on the excess over $50 million.


  (8) Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and other Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a CDSC of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


  The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.


  Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with ACCESS by the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described herein under "Distribution and Service Plans" on purchases made as described in (3) through (8) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


CLASS B SHARES

  Class B shares are offered at net asset value. Class B shares which are redeemed within five years of purchase are subject to a CDSC at the rates set forth in the following table charged as a percentage of the dollar amount subject thereto. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A shares.

  The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.
------------------------------------------------------------------------------

                                               CONTINGENT DEFERRED SALES CHARGE
                                                      AS A PERCENTAGE OF
             YEAR SINCE PURCHASE               DOLLAR AMOUNT SUBJECT TO CHARGE
------------------------------------------------------------------------------
First........................................               5.00%
Second.......................................               4.00%
Third........................................               3.00%
Fourth.......................................               2.50%
Fifth........................................               1.50%
Sixth and After..............................                None

 ------------------------------------------------------------------------------

  In determining whether a CDSC is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a CDSC, second of shares held for over five years or shares acquired pursuant to reinvestment of dividends or distributions and third of shares held longest during the five-year period.

  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a deferred sales charge at a rate of 4.00% (the applicable rate in the second year after purchase).

  A commission or transaction fee of 4.00% of the purchase amount will be paid to authorized dealers and at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives, in the form of cash or other compensation, to authorized dealers that sell Class B shares of the Fund.

CLASS C SHARES

  Class C shares are offered at net asset value. Class C shares which are redeemed within the first year of purchase are subject to a CDSC of 1.00%. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order in an amount of $1 million or more for Class C shares because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A shares.

  In determining whether a CDSC is applicable to a redemption, it is assumed that the redemption is first, of any shares in the shareholder's Fund account that are not subject to a CDSC, and second, of shares held for more than one year or shares acquired pursuant to reinvestment of dividends or distributions.

  A commission or transaction fee of 1.00% of the purchase amount will be paid to authorized dealers at the time of purchase. Authorized dealers also will also be paid ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares annually commencing in the second year after purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation, to authorized dealers that sell Class C shares of the Fund.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE

  The CDSC is waived on redemptions of Class B shares and Class C shares (i) following the death or disability (as defined in the Code) of a shareholder,
(ii) in connection with required minimum distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The CDSC is also waived on redemptions of Class C shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 120 days after redemption. See the Statement of Additional Information for further discussion of waiver provisions.

------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. The following is a description of such services.

  INVESTMENT ACCOUNT. Each shareholder has an investment account under which the investor's shares are held by ACCESS, the Fund's transfer agent. ACCESS performs bookkeeping, data processing and administrative services relative to the maintenance of shareholder accounts. Except as described in this Prospectus, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to ACCESS.

  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the certificate was mailed.

  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value (without sales charge) on the record date. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired) or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.

  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized dealers.

  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans are available from the Distributor.

  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.

  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution.


  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the net asset values of each fund on the date of the exchange without sales charge. Shares of any Participating Fund may be exchanged for shares of any other Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such Fund. Additional funds may be added from time to time as determined by the Fund's Board of Trustees as Participating Funds.



  When Class B shares and Class C shares are exchanged among Participating Funds, the holding period for purposes of computing the CDSC is based upon the date of the initial purchase of such shares from a Participating Fund (the "original fund"). Upon redemption from the Participating Funds complex of funds, Class B shares and Class C shares are subject to the CDSC schedule imposed by the original fund.



  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS, or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Exchanges are effected at the net asset value per share next calculated after the request is received in good order with adjustment for any additional sales charge (if applicable). If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

  A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares is a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."

  Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under this plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.

------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------

  REGULAR REDEMPTIONS. Shareholders may redeem for cash some or all of their shares of the Fund at any time. To do so, a written request in proper form must be sent directly to ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256. Shareholders may also place redemption requests through an authorized dealer. Orders received from authorized dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time.

  As described herein under "Purchase of Shares," redemptions of Class B shares and Class C shares are subject to a CDSC. In addition, a CDSC of 1.00% may be imposed on certain redemptions of Class A shares made within one year of purchase for investments of $1 million or more. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A custodian of a retirement plan account may charge fees based on the custodian's fee schedule.

  The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

  Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, although the Fund normally does not issue certificates for shares, it will do so if a special request has been made to ACCESS. In the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to

ACCESS. Where Van Kampen American Capital Trust Company serves as custodian, special IRA, 403(b)(7), or Keogh distribution forms must be obtained from and be forwarded to Van Kampen American Capital Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information.


  In the case of redemption requests sent directly to ACCESS, the redemption price is the net asset value per share next determined after the request is received. Payment for shares redeemed will be made by check mailed within seven days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms the purchase check has cleared, which may take up to fifteen days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.


  The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any applicable CDSC will be deducted from the proceeds of this redemption. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

  TELEPHONE REDEMPTIONS. In addition to the regular redemption procedures set forth above, the Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Fund at (800) 421-5666 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure previously described. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions are expected to be wired on the next business day following the date of redemption. This service is also not available with respect to shares held in an individual retirement account (IRA) for which Van Kampen American Capital Trust Company acts as custodian. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

  REDEMPTION UPON DISABILITY. The Fund will waive the CDSC on redemptions following the disability of a Class B shareholder or Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the CDSC on Class B shares and Class C shares.

  In cases of disability, the CDSC on Class B shares and Class C shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the CDSC on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.

  REINSTATEMENT PRIVILEGE. A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the proceeds of such redemption in Class A shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder Services -- Exchange Privilege") next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.

------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS
------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers or financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution related expense.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the

Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C shares up to 0.75% of the Fund's average daily net assets attributable to Class C shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense attributable to the Class C shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A shares, there is no carryover of such reimbursement obligations to succeeding years.


  The Distributor's actual expenses with respect to Class B shares or Class C shares for any given year may exceed the amounts payable to the Distributor with respect to such class of shares under the Distribution Plan, the Service Plan and payments received pursuant to the CDSC. In such event, with respect to any such class of shares, any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B share or Class C share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of May 31, 1997, there were $3,958,720 and $286,561 of unreimbursed distribution expenses with respect to Class B shares and Class C shares, respectively, representing 3.19% and 2.20% of the Fund's average net assets attributable to Class B shares and Class C shares, respectively. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through CDSCs.


  The Distributor will not use the proceeds from the CDSC applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.

------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------

  In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions.

  DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main source of income. Substantially all of this income, less expenses, is distributed annually as dividends to shareholders. Unless the shareholder instructs otherwise, dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value. See "Shareholder Services -- Reinvestment Plan."

  The per share dividends on Class B shares and Class C shares may be lower than the per share dividends on Class A shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

  CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than their purchase prices. The Fund distributes to shareholders at least once a year the excess, if any, of its total profits on the sale of securities during the year over its total losses on the sale of securities, including capital losses carried forward from prior years under tax laws. As in the case of income dividends, capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder elects otherwise. See "Shareholder Services -- Reinvestment Plan."

------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------

  FEDERAL INCOME TAXATION. The Fund has qualified and intends to continue to qualify each year and to elect to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.

  If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31 of each year, at least 98% of its ordinary income (not including tax-exempt income) for such year and at least 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were sold for fair market value at the end of the tax-year), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.


  The Fund's ability to dispose of portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Fund's annual gross income be derived from the disposition of securities held for less than three months. Under recently enacted legislation, this requirement will no longer be applicable to the Fund beginning on June 1, 1998.


  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.


  DISTRIBUTIONS. Distributions of the Fund's net investment income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gains dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gains dividends), see "Capital Gains Rates Under the 1997 Tax Act" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.


  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Fund distributions will not qualify for the dividends received deduction for corporations, except to the extent the Fund receives dividends from domestic corporations.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31 prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.


  Income from investments in foreign securities received by the Fund may be subject to income, withholding and other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% in value of the Fund's total assets at the close of its fiscal year consists of securities of foreign issuers, the Fund will be eligible to and may file elections with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include their respective pro rata portions of such taxes in their United States income tax returns as gross income, and (ii) treat such respective pro rata portions as taxes paid by them. Each shareholder will be entitled, subject to certain limitations, to either deduct his respective pro rata portions of such foreign taxes in computing his taxable incomes or use them as foreign tax credits against his United States federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified annually whether the foreign taxes paid by the Fund will "pass through" for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represent income derived from sources within each such country. The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder's United States federal income tax attributable to the shareholder's foreign source taxable income. This limitation generally applies separately to certain specific categories of foreign source income including "passive income" which includes, among other types of income, dividends and interest. The foregoing is only a general description of the foreign tax credit under current law. Because application of the depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

  Under Code Section 988, foreign currency gains or losses from certain forward contracts not traded in the interbank market as well as certain other gains or losses attributable to currency exchange rate fluctuations are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.


  The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a regulated investment company that holds stock of a PFIC will be subject to federal income tax (i) on a portion of any "excess distribution" received on the stock or (ii) on any gain from a sale or disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the regulated investment company distributes the PFIC income as a taxable dividend to its stockholders. The balance of the PFIC income will be included in the regulated investment company's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed by the Fund to satisfy the distribution requirement for avoiding income and excise taxes. In many instances it may be very difficult to make this election due to certain requirements imposed with respect to the election.



  Under provisions of the Taxpayer Relief Act of 1997 (the "1997 Tax Act") generally effective for taxable years ending after 1997, the Fund may make an election to annually mark-to-market certain publicly traded PFIC stock (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between the Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. The Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or distributions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income.

The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the PFIC stock ceases to be publicly traded or the Internal Revenue Service consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock.


  The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


  SALE OF SHARES. The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividends received with respect to such shares. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates Under the 1997 Tax Act" below. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.



  CAPITAL GAINS RATES UNDER THE 1997 TAX ACT. Under the 1997 Tax Act, the maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less, (ii) 28% for capital assets held for more than one year but not more than 18 months and (iii) 20% for capital assets held for more than 18 months. Under the 1997 Tax Act, the Treasury is authorized to issue regulations that address the application of the new capital gains rates to sales and exchanges by regulated investment companies and to sales and exchanges of interests in regulated investment companies, but no such regulations have been issued as of the date hereof. It is expected that the new tax rates for capital gains under the 1997 Tax Act described above will apply to distributions of capital gains dividends by regulated investment companies such as the Fund as well as to sales and exchanges of shares in regulated investment companies such as the Fund. With respect to capital losses recognized on dispositions of shares held six months or less where such losses are treated as long-term capital losses to the extent of prior capital gains dividends received on such shares (see "Sale of Shares" above), it is unclear how such capital losses offset the capital gains referred to above. Shareholders should consult their own tax advisors as to the application of the new capital gains rates to their particular circumstances.



  GENERAL. The federal, state and local income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------

  From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for a one year period or for the life of the Fund. Other total return quotations, aggregate or average, over other time periods may also be included.

  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes a maximum sales charge of 5.75% for Class A shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable CDSC has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund.

  Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

  Total return is calculated separately for Class A shares, Class B shares and Class C shares of the Fund. Class A shares total return figures include the maximum sales charge of 5.75%; Class B shares and Class C shares total return figures include any applicable CDSC. Because of the differences in sales charges and distribution fees, the total returns for each of the classes will differ.

  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, the Dow Jones Industrial Average Index, Standard & Poor's indices, or NASDAQ, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.


  The Fund may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by standard performance information required by the SEC as described above.



  The Fund's Annual Report and Semi-Annual Report contain additional performance information. A copy of the Annual Report or Semi-Annual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Prospectus.

------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------

  The Trust was originally incorporated in the State of Maryland on May 25, 1990. The Trust was reorganized as a business trust under the laws of the state of Delaware on August 31, 1995 and adopted its current name as of that time. The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. The Trust may establish from time to time one or more separate series, such as the Fund, and authorize separate classes of shares of such series. The Fund currently offers three classes of shares, designated Class A shares, Class B shares and Class C shares. Other classes may be established from time to time. Shares issued by the Fund are fully paid, non-assessable and, except as described herein, have no preemptive or conversion rights.

  Each class of shares represents an interest in the same assets of the Fund and generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. There are no conversion, preemptive or other subscription rights, except with respect to the conversion of certain shares into Class A shares as described herein. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B shares and Class C shares pay higher distribution fees and transfer agency costs, the liquidation proceeds to Class B shareholders and Class C shareholders are likely to be lower than to other shareholders.

  The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Fund is set forth in the Statement of Additional Information.

  The Trust's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the 1933 Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


  The fiscal year end of the Fund is May 31. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An Annual Report, containing financial statements audited by the Fund's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal tax information regarding dividends and capital gains distributions.


  For Automated Telephone Service which provides 24-hour direct dial access to fund facts and shareholder account information, dial (800) 847-2424. For inquiries through Telecommunications Device for the Deaf (TDD) dial (800) 421-2833.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE FUND'S TOLL-FREE
NUMBER--(800) 341-2911

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS, OR
REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666

FOR SHAREHOLDER AND DEALER
INQUIRIES THROUGH
TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
DIAL (800) 421-2833


FOR AUTOMATED TELEPHONE
SERVICES DIAL (800) 847-2424


VAN KAMPEN AMERICAN CAPITAL
GLOBAL EQUITY FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Subadviser

MORGAN STANLEY ASSET
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

Distributor

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
     Global Equity Fund

Custodian

STATE STREET BANK AND
TRUST COMPANY
225 West Franklin Street
P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American Capital
     Global Equity Fund

Legal Counsel

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

PRICE WATERHOUSE LLP
1201 Louisiana
Suite 2900
Houston, TX 77002

 ------------------------------------------------------------------------------

                               GLOBAL EQUITY FUND

 ------------------------------------------------------------------------------

                              P R O S P E C T U S


                               SEPTEMBER 28, 1997


        ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH  ------
                          VAN KAMPEN AMERICAN CAPITAL
    ------------------------------------------------------------------------

------------------------------------------------------------------------------

                          VAN KAMPEN AMERICAN CAPITAL
                       GLOBAL GOVERNMENT SECURITIES FUND
------------------------------------------------------------------------------

    Van Kampen American Capital Global Government Securities Fund (the "Fund") is a separate, non-diversified series of Van Kampen American Capital World Portfolio Series Trust (the "Trust"), an open-end management investment company. The Fund's primary investment objective is to seek to provide a high level of current income. The Fund's secondary investment objectives are capital appreciation and protection of principal. The Fund seeks to achieve its investment objectives by investing primarily in an international portfolio of high quality foreign and U.S. government bonds and by actively managing the maturity structure and currency exposure of its portfolio. There is no assurance that the Fund will achieve its investment objectives.


    The Fund's investment adviser is Van Kampen American Capital Asset Management, Inc. (the "Adviser"). Morgan Stanley Asset Management Inc. provides sub-advisory services to the Adviser of the Fund (the "Subadviser"). This Prospectus sets forth certain information that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is (800) 421-5666.

                             ---------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------
    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


    A Statement of Additional Information, dated September 28, 1997, containing additional information about the Fund is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device For the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is available along with other related materials of the Fund at the SEC's internet web site (http://www.sec.gov).

                               ------------------
                         VAN KAMPEN AMERICAN CAPITAL SM
                               ------------------


                  THIS PROSPECTUS IS DATED SEPTEMBER 28, 1997.

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------


                                                                PAGE
                                                                ----
Prospectus Summary..........................................      3
Shareholder Transaction Expenses............................      5
Annual Fund Operating Expenses and Example..................      6
Financial Highlights........................................      8
The Trust...................................................     10
Investment Objectives and Policies..........................     10
Risk Factors................................................     13
Investment Practices........................................     14
Investment Advisory Services................................     22
Alternative Sales Arrangements..............................     25
Purchase of Shares..........................................     28
Shareholder Services........................................     38
Redemption of Shares........................................     43
Distribution and Service Plans..............................     46
Distributions from the Fund.................................     48
Tax Status..................................................     48
Fund Performance............................................     54
Description of Shares of the Fund...........................     56
Additional Information......................................     58


  NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------

THE FUND. Van Kampen American Capital Global Government Securities Fund (the "Fund") is a separate, non-diversified series of Van Kampen American Capital World Portfolio Series Trust (the "Trust"). The Trust is an open-end management investment company organized as a Delaware business trust.

MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum for each subsequent investment for each class of shares (or less as described under "Purchase of Shares").

INVESTMENT OBJECTIVES. The primary investment objective of the Fund is to seek to provide a high level of current income. The Fund's secondary investment objectives are capital appreciation and protection of capital. There is no assurance the Fund will achieve its investment objectives. See "Investment Objectives and Policies."


INVESTMENT POLICY. The Fund seeks to achieve its investment objective by investing primarily in an international portfolio of high quality foreign and U.S. government bonds. The Fund may invest in securities of supranational issuers. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U. S. Government securities or foreign government securities, and may purchase and write put and call options to buy or sell futures contracts.



RISK FACTORS. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the United States government. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. See "Investment Objectives and Policies" and "Risk Factors." The use of options, futures contracts and options on futures contracts may include additional risks. See "Investment Practices."


INVESTMENT RESULTS. The investment results of the Fund are shown in the table of "Financial Highlights."

ALTERNATIVE SALES ARRANGEMENTS. The Fund offers three classes of shares to the public, each with its own sales charge structure: Class A shares, Class B shares and Class C shares. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class of shares that best suits their circumstances and objectives. Each class of shares represents an interest in the same portfolio of investments of the Fund. See "Alternative Sales Arrangements."

  Class A Shares. Class A shares are offered at net asset value per share plus a maximum initial sales charge of 4.75% of the offering price (4.99% of the net amount invested), reduced on investments of $100,000 or more. Investments of

$1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge ("CDSC") of 1.00% may be imposed on certain redemptions made within one year of purchase. The Fund pays an annual service fee of up to 0.25% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class A Shares" and "Distribution and Service Plans."

  Class B Shares. Class B shares are offered at net asset value per share and are subject to a maximum CDSC of 4.00% on redemptions made within the first or second year after purchase, declining thereafter to 0.00% after the fifth year. See "Redemption of Shares." Class B shares are subject to a combined annual distribution fee and service fee of up to 1.00% of the Fund's average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class B Shares" and "Distribution and Service Plans." Class B shares convert automatically to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."


  Class C Shares. Class C shares are offered at net asset value per share and are subject to a CDSC of 1.00% on redemptions made within one year of purchase. See "Redemption of Shares." Class C shares are subject to a combined annual distribution fee and service fee of up to 1.00% of the Fund's average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class C Shares" and "Distribution and Service Plans."


INVESTMENT ADVISERS. Van Kampen American Capital Asset Management, Inc. (the "Adviser") is the Fund's investment adviser. Morgan Stanley Asset Management Inc. (the "Subadviser") provides sub-advisory services to the Adviser.

DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. (the "Distributor") distributes the Fund's shares.

DISTRIBUTIONS FROM THE FUND. Income dividends are paid monthly; any net short-term or long-term capital gains are distributed at least annually. All dividends and distributions are automatically reinvested in shares of the Fund at net asset value per share (without a sales charge) unless payment in cash is requested. See "Distributions from the Fund."

  The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------

                                    CLASS A        CLASS B        CLASS C
                                    SHARES         SHARES          SHARES
                                    -------        -------        -------
Maximum sales charge imposed on
  purchases (as a percentage of
  offering price).................   4.75%(1)       None            None
Maximum sales charge imposed on
  reinvested dividends (as a
  percentage of offering price)...    None          None            None
Deferred sales charge (as a
  percentage of the lesser of
  original purchase price or                                        Year
  redemption proceeds)............    None(2)   Year 1--4.00%     1--1.00%
                                                Year 2--4.00%   After--None
                                                Year 3--3.00%
                                                Year 4--2.50%
                                                Year 5--1.50%
                                                 After--None
Redemption fees (as a percentage
  of amount redeemed).............    None          None            None
Exchange fee......................    None          None            None

------------------------------------------------------------------------------
(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------


                                             CLASS A   CLASS B   CLASS C
                                             SHARES    SHARES    SHARES
                                             -------   -------   -------
Management Fees (as a percentage of average
  daily net assets)........................   0.75%     0.75%     0.75%
12b-1 Fees (as a percentage of average
  daily net assets)(1).....................   0.25%     1.00%(2)  1.00%(2)
Other Expenses (as a percentage of average
  daily net assets)........................   0.57%     0.58%     0.58%
Total Fund Operating Expenses (as a
  percentage of average daily net
  assets)..................................   1.57%     2.33%     2.33%


------------------------------------------------------------------------------
(1) Class A shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B shares and Class C shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Distribution and Service Plans."


(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted as a fund-level expense by NASD Rules.

                                              ONE      THREE     FIVE       TEN
                                             YEAR      YEARS     YEARS     YEARS
EXAMPLE:                                    -------   -------   -------   -------
You would pay the following expenses on a
 $1,000 investment, assuming (i) an
 operating expense ratio of 1.57% for
 Class A shares, 2.33% for Class B shares
 and 2.33% for Class C shares, (ii) a
 5.00% annual return and (iii) redemption
 at the end of each time period:
    Class A...............................    $63      $ 95      $129      $225
    Class B...............................    $64      $103      $140      $248*
    Class C...............................    $34      $ 73      $125      $267
You would pay the following expenses on
  the same $1,000 investment assuming no
  redemption at the end of each time
  period:
    Class A...............................    $63      $ 95      $129      $225
    Class B...............................    $24      $ 73      $125      $248*
    Class C...............................    $24      $ 73      $125      $267


------------------------------------------------------------------------------
* Based on conversion to Class A shares after eight years.


  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required by the SEC to utilize a 5.00% annual return assumption. The ten year amount with respect to Class B shares of the Fund reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion to Class A shares. Class B shares acquired through the exchange privilege are subject to the deferred sales charge schedule relating to the Class B shares of the fund from which the purchase of Class B shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B shares were exchanged from a fund with a higher CDSC. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Investment Advisory Services," "Redemption of Shares" and the "Distribution and Service Plans."

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for a share of beneficial interest outstanding throughout each of the periods indicated)
--------------------------------------------------------------------------------

  The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains financial highlights for the last five years) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                                         CLASS A SHARES
                                -------------------------------------------------------------------------------------------------
                                                      YEAR ENDED MAY 31,                                 NOVEMBER 15, 1991
                                --------------------------------------------------------------     (COMMENCEMENT OF DISTRIBUTION)
                                1997(A)(D)       1996         1995         1994       1993(A)            TO MAY 31, 1992(A)
                                ----------     --------     --------     --------     --------     ------------------------------
Net Asset Value, Beginning of
 the Period...................      $7.92         $8.24        $8.26        $9.01        $9.07                   $9.43
                                 --------      --------     --------     --------     --------                 -------
 Net Investment Income........       .526           .56          .60          .78         .845                     .59
 Net Realized and Unrealized
   Loss on Securities.........      (.310)        (.328)       (.016)      (.5715)       (.123)                 (.5245)
                                 --------      --------     --------     --------     --------                 -------
Total from Investment
 Operations...................       .216          .232         .584        .2085         .722                   .0655
                                 --------      --------     --------     --------     --------                 -------
Less:
 Distributions from Net
   Investment Income..........       .532          .552         .604         .726         .782                   .4255
 Distributions from and in
   Excess of Net Realized Gain
   on Securities..............        -0-           -0-          -0-        .2325          -0-                    -0-
                                 --------      --------     --------     --------     --------                 -------
Total Distributions...........       .532          .552         .604        .9585         .782                   .4255
                                 --------      --------     --------     --------     --------                 -------
Net Asset Value, End of the
 Period.......................     $7.604         $7.92        $8.24        $8.26        $9.01                  $9.07
                                 ========      ========     ========     ========     ========                 =======
Total Return(b)...............      2.65%         2.81%        7.52%        1.89%        8.47%                    .71%
Net Assets at End of the
 Period (In millions).........      $25.7         $36.4        $47.9        $62.8        $36.1                  $25.0
Ratio of Expenses to Average
 Net Assets(c)................      1.57%         1.51%        1.42%        1.45%        1.52%                    .50%
Ratio of Net Investment Income
 to Average Net Assets(c).....      6.58%         6.66%        7.18%        8.12%        9.33%                  10.41%
Portfolio Turnover............       161%          239%         209%         236%         301%                    289%


---------------

(a)  Based on average month-end shares outstanding.


(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.


(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.


(d) The Fund changed its investment subadviser effective April 1, 1997. See "Investment Advisory Services."

                                             (Table continued on following page)

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                                              CLASS B SHARES
                                    -------------------------------------------------------------------
                                                                                     NOVEMBER 15, 1991
                                                  YEAR ENDED MAY 31,                  (COMMENCEMENT OF
                                    ----------------------------------------------     DISTRIBUTION)
                                    1997(A)(D)   1996     1995     1994    1993(A)   TO MAY 31, 1992(A)
                                    ----------   -----   ------   ------   -------   ------------------
Net Asset Value, Beginning of the
 Period...........................    $ 7.96     $8.28   $ 8.30   $ 9.04    $9.09          $ 9.43
                                      ------     -----   ------   ------    -----           -----
 Net Investment Income............      .477       .49      .53      .69      .78             .55
 Net Realized and Unrealized Loss
   on Securities..................     (.320)    (.318)   (.006)  (.5435)    (.12)         (.5005)
                                      ------     -----   ------   ------    -----           -----
Total from Investment
 Operations.......................      .157      .172     .524    .1465      .66           .0495
                                      ------     -----   ------   ------    -----           -----
Less:
 Distributions from Net Investment
   Income.........................      .472      .492     .544     .654      .71           .3895
 Distributions from and in Excess
   of Net Realized Gain on
   Securities.....................       -0-       -0-      -0-    .2325      -0-             -0-
                                      ------     -----   ------   ------    -----           -----
Total Distributions...............      .472      .492     .544    .8865      .71           .3895
                                      ------     -----   ------   ------    -----           -----
Net Asset Value, End of the
 Period...........................    $7.645     $7.96   $ 8.28   $ 8.30    $9.04          $ 9.09
                                      ======     =====   ======   ======    =====           =====
Total Return(b)...................     2.00%     2.06%    6.69%    1.07%    7.95%            .53%
Net Assets at End of the Period
 (In millions)....................    $ 56.9     $97.7   $123.4   $147.5    $56.7          $ 22.5
Ratio of Expenses to Average Net
 Assets(c)........................     2.33%     2.27%    2.18%    2.22%    2.19%           1.02%
Ratio of Net Investment Income to
 Average Net Assets(c)............     5.86%     5.91%    6.41%    7.30%    8.66%           9.86%
Portfolio turnover rate...........      161%      239%     209%     236%     301%            289%

                                                          CLASS C SHARES
                                    ----------------------------------------------------------
                                                                              APRIL 12, 1993
                                             YEAR ENDED MAY 31,              (COMMENCEMENT OF
                                    -------------------------------------     DISTRIBUTION)
                                    1997(A)(D)    1996     1995     1994    TO MAY 31, 1993(A)
                                    ----------   ------   ------   ------   ------------------
Net Asset Value, Beginning of the
 Period...........................    $ 7.91     $ 8.22   $ 8.25   $ 8.99         $ 9.00
                                      ------     ------   ------   ------         ------
 Net Investment Income............      .471        .46      .51      .63           .095
 Net Realized and Unrealized Loss
   on Securities..................     (.324)     (.278)    .004   (.4835)          .011
                                      ------     ------   ------   ------         ------
Total from Investment
 Operations.......................      .147       .182     .514    .1465           .106
                                      ------     ------   ------   ------         ------
Less:
 Distributions from Net Investment
   Income.........................      .472       .492     .544     .654           .116
 Distributions from and in Excess
   of Net Realized Gain on
   Securities.....................       -0-        -0-      -0-    .2325            -0-
                                      ------     ------   ------   ------         ------
Total Distributions...............      .472       .492     .544    .8865           .116
                                      ------     ------   ------   ------         ------
Net Asset Value, End of the
 Period...........................    $7.585     $ 7.91   $ 8.22   $ 8.25         $ 8.99
                                      ======     ======   ======   ======         ======
Total Return(b)...................     1.88%      2.20%    6.60%    1.19%         8.78%*
Net Assets at End of the Period
 (In millions)....................    $  5.6     $  9.5   $ 18.5   $ 23.5         $  1.4
Ratio of Expenses to Average Net
 Assets(c)........................     2.33%      2.27%    2.18%    2.22%          2.63%
Ratio of Net Investment Income to
 Average Net Assets(c)............     5.84%      5.91%    6.42%    7.13%         10.06%
Portfolio turnover rate...........      161%       239%     209%     236%           301%


---------------

 * Non-Annualized


(a) Based on average month-end shares outstanding.


(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.


(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.


(d) The Fund changed its investment subadviser effective April 1, 1997. See "Investment Advisory Services."

------------------------------------------------------------------------------
THE TRUST
------------------------------------------------------------------------------


  The Trust is an open-end management investment company, commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a portfolio of securities by combining their resources in an effort to achieve such goals.


  Van Kampen American Capital Asset Management, Inc. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also manage other mutual funds distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor"). To obtain Prospectuses and other information on any of these other funds, please call the telephone number on the cover page of the Prospectus.

------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES
------------------------------------------------------------------------------


  The primary investment objective of the Fund is to seek to provide a high level of current income. The Fund's secondary objectives are capital appreciation and protection of principal. The Fund seeks to achieve its investment objectives by investing primarily in an international portfolio of high quality foreign and U.S. government debt securities and by actively managing the maturity structure and currency exposure of its portfolio. Under normal circumstances, the Fund invests at least 65% of its total assets in government securities. Government securities include debt securities issued or guaranteed by the United States or foreign governments or their agencies, authorities or instrumentalities. The Fund may invest all or a portion of its remaining assets in high quality debt securities of U.S. and foreign corporations.


  Under normal market conditions, the Fund invests in obligations of at least three countries. These countries may include the United States, the countries of Western Europe, Japan, Australia, New Zealand and Canada. Obligations of any other country may also be considered for investment. Securities of any one issuer (other than the United States government) will represent no more than 25% of the Fund's total assets. The Fund may purchase securities that are issued by the government of one nation but denominated in the currency of another nation (or in a multinational currency unit).

  The Fund may also invest in debt obligations of supranational lending entities organized or supported by several national governments. The supranational entities in which the Fund may invest include the following: International Bank for Reconstruction and Development (World Bank), established to promote reconstruction and economic development in its member nations; European Coal and Steel Community, a partnership of 12 European countries created to establish a common market for coal and steel and to further the economic development of its member countries; European Investment Bank, established to finance investment projects that contribute to the balanced development of the European Economic Community; European Bank for Reconstruction & Development, whose objectives are to foster the transition toward open market economies and to promote private and entrepreneurial initiative in countries of central and eastern Europe; Inter-American Development Bank, established to further the development of its Latin American member countries; African Development Bank, established to contribute to the economic development and social progress of its African member countries; and Asian Development Bank, established to promote economic growth and cooperation in Asia and the Far East. The Fund may from time to time invest up to 25% of its total assets in these and other supranational entities.


  The Adviser, subject to the direction of the Trustees, provides the Fund with an overall investment program consistent with the Fund's objectives and policies. The Adviser is solely responsible for advising the Fund with respect to investments in the United States. The Subadviser, subject to overall review by the Adviser and the Trustees, is responsible for recommending an optimal asset allocation and currency exposure of the Fund's assets among various markets and for recommending particular securities in such markets. The Adviser and the Subadviser are sometimes referred to as the Adviser.


  The Fund limits its purchases of debt securities to high quality obligations. For debt obligations other than commercial paper, this includes securities that are rated Aa3 or better by Moody's Investors Service ("Moody's") or AA- or better by Standard & Poor's Ratings Group ("S&P"), or that are not rated but considered by the Adviser to be of equivalent quality. A description of the Moody's and S&P ratings is included in the Statement of Additional Information.

  The Fund's portfolio is managed in accordance with a global investment strategy, which means that the Fund's investments are allocated among securities denominated in the United States dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. The Fund's exposure with respect to each currency is adjusted based on Fund management's perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with Fund management's assessment of the relative yield and appreciation potential of such securities and the relationship of a country's currency to the United States dollar. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by Fund management in determining whether to increase or decrease the emphasis placed upon a particular type of security within the Fund's investment portfolio.

  The returns available from foreign currency denominated debt obligations can be adversely affected by changes in exchange rates. The Adviser believes that the use of foreign currency hedging techniques, including "cross-hedges" (see "Investment Practices -- Forward Foreign Currency Exchange Contracts"), can help protect against changes in the United States dollar value of income available for distribution to shareholders and declines in the net asset value of the Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the United States dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a foreign currency contract, or by a cross-hedge involving a forward currency contract, where such contract is available on terms more advantageous to the Fund than a contract to sell the currency in which the position being hedged is denominated. It is the Adviser's belief that hedges and cross-hedges can therefore provide significant protection of net asset value in the event of a general rise in the United States dollar against foreign currencies. However, a hedge or cross-hedge cannot protect completely against exchange rate risks, and if Fund management is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

  The investment objectives and policies, the percentage limitations and the kinds of securities in which the Fund may invest may be changed by the Trustees without shareholder action unless expressly governed by those limitations as described under "Investment Practices and Restrictions" which can be changed only by action of the shareholders. A change in the Fund's investment objectives may result in the Fund having investment objectives different from that which a shareholder deemed appropriate at the time of investment. See also the Statement of Additional Information.

  An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment, and should not be used as a trading vehicle.

  TEMPORARY SHORT-TERM INVESTMENTS. The Fund's policy generally is to invest in a global portfolio of longer term debt securities. In the interest of preserving shareholders' capital and consistent with the Fund's investment objectives, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Under a defensive strategy, the Fund may hold cash (United States dollars or foreign currencies) or invest a portion or all of its assets in high quality money market instruments. It is impossible to predict when or for how long the Fund will employ defensive strategies. Money market instruments in which the Fund may invest include, but are not limited to, the following instruments of United States or foreign issuers: government securities; commercial paper; bank certificates of deposit and bankers' acceptances; and repurchase agreements related to any of the foregoing. The Fund will only purchase commercial paper if it is rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P or, if not rated, is considered by the Adviser to be of equivalent quality. In addition, for temporary defensive reasons, such as during times of international political or economic uncertainty, most or all of the Fund's investments may be made in the United States and denominated in United States dollars.

  Under such a temporary defensive strategy, the Fund would invest at least 25% of its assets in securities issued by banks. See "Investment
Practices -- Investment Restrictions." Such investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks. In such event, the Fund would have greater exposure to the risk factors which are characteristic of such investments. In particular, the value of and investment return on the Fund's shares would be affected by economic or regulatory developments in or related to the banking industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; concentration of loan portfolios in lesser developed country loans and highly leveraged transaction loans; national and local regulation; and competition within those industries as well as with other types of financial institutions. In addition, the Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities.

------------------------------------------------------------------------------
RISK FACTORS
------------------------------------------------------------------------------

  FOREIGN SECURITIES AND CURRENCIES. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the United States government. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and dealer mark-ups are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods.

  NON-DIVERSIFICATION. The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which requires, among other things, that the Fund limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets are invested in securities of a single issuer (other than the U.S. Government, its agencies and instrumentalities) and
(ii) at least 50% of the market value of its total assets is invested in cash, securities of the U.S. Government, its agencies and instrumentalities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer. For purposes of the Fund's requirements to maintain diversification for tax purposes, the issuer of a loan participation will be the underlying borrower. In cases where the Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of the loan participation for tax diversification purposes. Since the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risks to an investor than an investment in a diversified company.

------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------

  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with domestic or foreign banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of a default by the other party. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, exceeds 10% of the value of the Fund's net assets. In the event of the bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying security including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

  For the purpose of investing in repurchase agreements, the Adviser aggregates the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces greater efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in the SEC exemptive order obtained by the Fund authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

  PORTFOLIO TRANSACTIONS AND BROKERAGE PRACTICES. The Adviser is responsible for the placement of orders for the purchase and sale of portfolio securities for the Fund and the negotiation of brokerage commissions on such transactions. Brokerage firms are selected on the basis of their professional capability for the type of transaction and the value and quality of execution services rendered on a continuing basis. The Fund's portfolio securities generally are traded in the over-the-counter market through dealers. A dealer is a securities firm or bank which makes a market for securities by opening a position at one price and closing the position at a slightly more favorable price. The difference between the prices is known as a spread. Foreign currency and forward currency exchange contracts are traded in a similar fashion in a dealer market maintained primarily by large commercial banks. The Fund will pay brokerage commissions in connection with transactions in exchange-traded options, futures contracts and related options. Spreads or commissions for transactions executed in foreign markets often are higher than in the United States. The Adviser is authorized to place portfolio transactions to the extent permitted by law, with brokerage firms affiliated with the Fund and with brokerage firms participating in the distribution of shares of the Fund and other Van Kampen American Capital mutual funds if they reasonably believe that the quality of the execution and the commission are comparable to that available from other qualified firms. The Adviser is authorized to pay higher commissions to brokerage firms that provide investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. The information received may be used by the Adviser in managing the assets of other advisory accounts as well as in the management of the assets of the Fund.

  PORTFOLIO TURNOVER. A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of brokerage commissions or dealer spreads and other transaction costs on the sale of securities as well as on the investment of the proceeds in other securities. The portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the average value of portfolio securities, excluding debt securities whose maturities at acquisition were one year or less. The Fund expects its portfolio turnover rate to be as much as 400% in any given year. An annual turnover rate of 400% occurs, for example, when the dollar equivalent of all securities in the Fund's portfolio are replaced four times over the period of one year. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. A high portfolio turnover rate may also result in the realization of substantial net short-term capital gains. See "Tax Status." The Fund's annual portfolio turnover rate is shown in the table of "Financial Highlights."

  LOANS OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to unaffiliated brokers, dealers and financial institutions provided that (a) immediately after any such loan, the value of the securities loaned does not exceed 15% of the total value of the Fund's assets, and (b) any securities loan is collateralized in accordance with applicable regulatory requirements. Lending portfolio securities involves risks of delay in recovery of the loaned securities or, in some cases, loss of rights in the collateral should the borrower fail financially.

  ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid securities. As used herein, securities are considered illiquid if, in the ordinary course of business, the Fund would not be able to dispose of the security and receive the proceeds of the sale within seven days. Since market quotations are not readily available for illiquid securities, such securities will be valued by a method that the Fund's Trustees believe accurately reflects fair value.

  SHORT SALES AGAINST THE BOX. The Fund may from time to time make short sales of securities it owns or has the right to acquire. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund may not make short sales or maintain a short position if doing so would cause more than 25% of its total assets, taken at market value, to be involved in such sales.


  The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio.


  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of United States government securities or foreign government securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts to be written or purchased by the Fund will be traded on United States or foreign exchanges. These investment techniques are used to hedge against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the price of securities which the Fund intends to purchase at a later date.

  OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write put and call options on foreign currencies to increase the Fund's gross income and for the purpose of protecting against declines in the United States dollar value of foreign currency denominated portfolio securities and against increases in the United States dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies written or purchased by the Fund are traded on

United States and foreign exchanges or over-the-counter. There is no specific percentage limitation on the Fund's investments in options on foreign currencies.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the United States dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the United States dollar price of the security ("transaction hedge"). Additionally, when the Fund believes that a foreign currency may suffer a substantial decline against the United States dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the United States dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed United States dollar amount where the Fund believes that the United States dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the United States dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge").

  The Fund's custodian will place cash or liquid securities in a segregated account having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in the segregated account declines, additional cash or liquid securities are placed in the account on a daily basis so that the value of the account equals the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

  OPTIONS ON PORTFOLIO SECURITIES. The Fund may purchase or sell options on certain of its portfolio securities at such time and from time to time as Fund management shall determine to be appropriate and consistent with the investment objective of the Fund. Generally, the Fund expects that options purchased or sold by it will be conducted on recognized securities exchanges.

  The Fund is authorized to purchase and sell over-the-counter options ("OTC Options"). OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. The Fund will sell only OTC Options (other than over-the-counter currency options) that are subject to a buy-back provision permitting the Fund to require to the Counterparty to sell the option back to the Fund at a formula price within seven days. The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities covering OTC options sold by the Fund, are illiquid securities subject to the Fund's limitation on investing no more than 10% of its assets in illiquid securities.

  Purchasing and selling option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies, although the Fund believes that the transactions in options where the Fund owns the underlying security, tends to reduce such risks.

  POTENTIAL RISKS OF OPTIONS, FUTURES AND FORWARD CONTRACTS. The successful use of the foregoing investment techniques depends on the ability of the Fund's Adviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts, options or forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. The Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of fixed-income securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above.

  In order to prevent leverage in connection with the purchase of futures contracts or call options thereon by the Fund, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations.

  SECURITY FORWARD COMMITMENTS. The Fund may purchase or sell securities on a "when issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment takes place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price.

  The Fund may settle a Forward Commitment either by taking delivery of the securities or by reselling or repurchasing a Forward Commitment on or before the settlement date. The Fund's use of Forward Commitments may increase its overall investment exposure and thus its potential for gain or loss. When engaging in Forward Commitments, the Fund relies on the other party to complete the transaction; should the other party fail to do so, the Fund might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure.

  INVESTMENT RESTRICTIONS. The Fund has adopted a number of fundamental investment restrictions that may not be changed without the approval by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). The percentage limitations need only be met at the time the investment is made or other relevant action taken. These restrictions provide, among other things, that the Fund may not:

  1. Purchase any security (other than obligations of the United States Government, its agencies, or instrumentalities) if more than 25% of its total assets (taken at current value) would be invested in a single industry except that, if the value of securities owned by the Fund with remaining maturities of less than 13 months exceeds 35% of the value of the Fund's total assets, the Fund will invest at least 25% of its assets in securities issued by banks. Although this policy is not applicable to securities issued by government or political subdivisions because such issues are not members of any industry, the Fund does not intend to invest more than 25% of its total assets in the securities issued or guaranteed by any government (except U.S. Government, its agencies or instrumentalities). For purposes of this restriction, issuers are not considered to be of a single industry if their primary economic characteristics are materially different.

  2. Borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than 10% of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds 5% of its net assets. Margin deposits or payments in connection with the writing of options, or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options, are not deemed to be a pledge or other encumbrance.

  3. Lend money except through the purchase of (i) United States and foreign government securities, commercial paper, bankers' acceptances, certificates of deposit and similar evidences of indebtedness, both foreign and domestic, and (ii) repurchase agreements; or lend securities in an amount exceeding 15% of the total assets of the Fund. The purchase of a portion of an issue of securities described under (i) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.

  4. Write, purchase or sell puts, calls or combinations thereof, except that the Fund may (i) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (ii) purchase and sell options to the extent that the premiums paid for all such options owned at any time do not exceed 10% of its total assets and (iii) engage in transactions in interest rate futures contracts and related options provided that such transactions are entered into for bona fide hedging purposes (or that the underlying commodity value of the Fund's long positions does not exceed the sum of certain identified liquid investments as specified in CFTC regulations), provided further that the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Fund's total assets, and provided further that the Fund may not enter into net aggregate long and short futures contracts or related options if more than 50% of the Fund's total assets would be so invested.

------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------


  THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $60 billion under management or supervision. Van Kampen American Capital's more than 50 open-end and 37 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc., the distributor of the Fund and the sponsor of the Funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is an indirect wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.


  Morgan Stanley, Dean Witter, Discover & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser ("MSAM" or the "Subadviser"), Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.


  THE SUBADVISER. The Subadviser is an indirect wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. and is an affiliate of the Adviser. The Subadviser provides portfolio management and named fiduciary services to various closed-end and open-end investment companies, taxable and nontaxable institutions, international organizations and individuals investing in United States and international equities and fixed income securities. At September 15, 1997, the Subadviser had, together with its affiliated investment management companies, assets under management (including assets under fiduciary advisory control) totaling approximately $190 billion. The Subadviser emphasizes a global investment strategy and benefits from research coverage of a broad spectrum of investment opportunities worldwide and draws upon the capabilities of its asset management specialists located in various offices throughout the world, including New York, London, Tokyo, Singapore, Bombay, Hong Kong, Milan and Sydney. The Subadviser also draws upon the research capabilities of Morgan Stanley, Dean

Witter, Discover & Co. and its other affiliates as well as the research and investment ideas of other companies whose brokerage services the Subadviser utilizes. The address of the Subadviser is 1221 Avenue of the Americas, New York, New York 10020.

  MSAM began providing subadvisory services to the Fund effective April 1, 1997. John Govett & Co. Limited had provided subadvisory services to the Fund until March 31, 1997.


  ADVISORY AGREEMENTS. The Trust retains the Adviser to manage the investment of the Fund's assets and to place orders for the purchase and sale of the Fund's portfolio securities. Under an investment advisory agreement between the Adviser and the Trust (the "Advisory Agreement"), the Trust pays the Adviser a monthly fee computed at the annual rate of 0.75% of the Fund's average daily net assets. Under the Advisory Agreement, the Trust also reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Operating expenses paid by the Fund include shareholder service agency fees, service fees, distribution fees, custodian fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees (other than those who are affiliated persons as defined in the 1940 Act of the Adviser, Distributor or Van Kampen American Capital), and all other business expenses not specifically assumed by the Adviser. Advisory (management) fees, and total operating expense ratios are shown under the caption "Annual Fund Operating Expenses and Example" herein.



  The Adviser has entered into a sub-advisory agreement (the "Sub-advisory Agreement") with the Subadviser to assist it in performing its investment advisory functions. The Subadviser, subject to overall review by the Adviser and the Trustees, is responsible for recommending an optimal asset allocation and currency exposure of the Fund's assets among various markets and for recommending particular securities in such markets. Pursuant to the Sub-advisory Agreement, the Subadviser receives on an annual basis 50% of the compensation received by the Adviser.


  From time to time as the Adviser, the Subadviser or the Distributor may deem appropriate, they may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them to the extent of, or bearing expenses in excess of, such limitations as they may establish.


  The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Investment Advisory Corp.


  PERSONAL INVESTING POLICIES. The Fund, the Adviser and the Subadviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and the Subadviser and their employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

  PORTFOLIO MANAGEMENT. Effective April 1, 1997, J. David Germany, Michael B. Kushma, Paul E. O'Brien and Robert M. Smith assumed the primary responsibility for the day-to-day management of the Fund's Portfolio.


  J. David Germany joined the Subadviser in 1996 and has been a portfolio manager with the Adviser's affiliate, Miller Anderson & Sherrerd, LLP ("MAS") since 1991. He was Vice President & Senior Economist for Morgan Stanley & Co. Incorporated from 1989 to 1991. He assumed responsibility for the Global Fixed Income and International Fixed Income Portfolios of the MAS-advised MAS Funds in 1993 and the MAS Funds' Multi-Asset-Class Portfolio in 1994. Mr. Germany was Senior Staff Economist (International Finance and Macroeconomics) to the Council of Economic Advisors -- Executive Office of the President from 1986 through 1987 and an Economist with the Board of Governors of the Federal Reserve
System --Division of International Finance from 1983 through 1987. He holds a A.B. degree from Princeton University and a Ph.D. in Economics from the Massachusetts Institute of Technology.


  Michael B. Kushma, a Principal at Morgan Stanley & Co. Incorporated, joined the firm in 1987. He was a member of Morgan Stanley & Co. Incorporated's global fixed income strategy group in the fixed income division from 1987-1995 where he became the division's senior government bond strategist. He joined the Subadviser in 1995 where he took responsibility for the global fixed income portfolio. Mr. Kushma received an A.B. in economics from Princeton University in 1979, an M. Sc. in economics from the London School of Economics in 1981 and an M.Phil. in economics from Columbia University in 1983.

  Paul F. O'Brien joined the Subadviser and MAS in 1996. He was head of European Economics from 1993 through 1995 for JP Morgan and as Principal Administrator from 1991 through 1992 for the Organization for Economic Cooperation and Development. He assumed responsibility for the MAS-advised MAS Funds' Global Fixed Income and International Fixed Income Portfolios in 1996. Mr. O'Brien holds a B.S. degree from the Massachusetts Institute of Technology and a Ph.D. in Economics from the University of Minnesota.

  Robert Smith, a Principal of Morgan Stanley & Co. Incorporated, joined the Subadviser in June 1994 and has had or shared primary responsibility for managing the Morgan Stanley Global Fixed Income Fund's assets since July 1994. Prior to joining the Adviser he spent eight years as Senior Portfolio
Manager -- Fixed Income at the State of Florida Pension Fund. Mr. Smith's responsibilities included active total-rate-of-return management of long term portfolios and supervision of other fixed income managers. A graduate of Florida State University with a B.S. in Business, Mr. Smith also received an M.B.A. -- Finance from Florida State and holds a Chartered Financial Analyst (CFA) designation.
------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------

  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares of the Fund that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.

  CLASS A SHARES. Class A shares are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (4.99% of the net amount invested), reduced on investments of $100,000 or more. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on certain redemptions made within one year of the purchase. Class A shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Purchase of Shares -- Class A Shares."

  CLASS B SHARES. Class B shares are sold at net asset value and are subject to a deferred sales charge if redeemed within five years of purchase. Class B shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class B shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. Class B shares convert automatically to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Purchase of Shares -- Class B Shares."

  CLASS C SHARES. Class C shares are sold at net asset value and are subject to a deferred sales charge if redeemed within one year of purchase. Class C shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class C shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class C shares. Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class C Shares."

  CONVERSION FEATURE. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge.


  The conversion of such shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.


  FACTORS FOR CONSIDERATION. In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperaments. Investors should consider whether, during the anticipated life of their investment in the Fund, the aggregate fees and CDSC on Class B shares and Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Annual Fund Operating Expenses and Example" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases at net asset value. It is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares as it ordinarily would be more beneficial for such an investor to purchase Class A shares.

  Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a CDSC. Ongoing distribution fees on Class B shares and Class C shares may be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A shares or Class B shares, rather than Class C shares.

  Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges or have a longer-term investment horizon. In addition, the check writing privilege is only available for Class A shares (see "Shareholder Services -- Check Writing Privilege"). Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon or desire a short CDSC schedule.

  The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any CDSC incurred upon redemption within five years or one year, respectively, of purchase. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling such shares. INVESTORS SHOULD UNDERSTAND THAT THE PURPOSE AND FUNCTION OF THE CDSC AND ONGOING DISTRIBUTION FEE WITH RESPECT TO THE CLASS B SHARES AND CLASS C SHARES ARE THE SAME AS THOSE OF THE INITIAL SALES CHARGE WITH RESPECT TO CLASS A SHARES. See "Distribution and Service Plans."

  GENERAL. Dividends paid by the Fund with respect to Class A shares, Class B shares and Class C shares will be calculated in the same manner at the same time on the same day, except that the higher distribution fees and transfer agency costs relating to Class B shares or Class C shares will be borne by the respective class. See "Distributions from the Fund." Shares of the Fund may be exchanged, subject to certain limitations, for shares of the same class of certain other mutual funds advised by the Adviser and its affiliates and distributed by the Distributor. See "Shareholder Services -- Exchange Privilege."

------------------------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------------------------

GENERAL

  The Fund offers three classes of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

  Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments. Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

  Shares of the Fund may be purchased on any business day through authorized dealers. Shares also may be purchased by completing the application accompanying this prospectus and forwarding the application through the authorized dealer, to the shareholder service agent, ACCESS Investor Services, Inc. ("ACCESS"), a wholly-owned subsidiary of Van Kampen American Capital. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A shares, Class B shares or Class C shares.


  Shares are offered at the next determined net asset value per share, plus a front-end or contingent deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. Net asset value per share for each class is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. New York time) each day the Exchange is open. Net asset value per share for each class is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.


  Securities listed or traded on a national securities exchange are valued at the mean of representative quoted bid or asked prices. Unlisted securities and listed securities for which such prices are not available are valued at prices of comparable securities. Options and futures contracts are valued at the last sale price or if no sales are reported, at the mean between the bid and asked prices. Short-term investments are valued at cost plus interest earned (amortized cost), which approximates market value. The net asset value of the Fund is computed by (i) valuing long-term debt obligations at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type, however, when the Adviser deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used, (ii) valuing short-term debt obligations with remaining maturities in excess of 60 days at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, using the prices for securities of comparable maturity, quality and type, (iii) valuing short-term debt securities with 60 days or less remaining to maturity by amortizing such securities to maturity based on their cost to the Fund. Options and futures contracts and options thereon which are traded on exchanges are valued at their last sale or settlement price as of the close of such exchanges, or, if no sales are reported, at the mean between the last reported bid and asked prices. Over-the-counter options are valued at the average of the last bid prices obtained from dealers. Any other assets will be valued at fair value as determined in good faith by the Trustees of the Fund.


  Generally, the net asset values per share of the Class A shares, Class B shares, and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class A shares, Class B shares and Class C shares may differ from one another, reflecting the daily expense accruals of the higher distribution fee and transfer agency costs applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value (plus sales charges, where applicable) after an order is received by an authorized dealer, provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by authorized dealers after the close of the Exchange are priced based on the next close, provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit orders received by them to the Distributor so they will be received prior to such time. Orders of less than $500 are mailed by the authorized dealer and processed at the offering price next calculated after receipt by ACCESS.


  Each class of shares represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution fee and transfer agency costs) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan pursuant to which its distribution fee or service fee is paid, (iii) each class has different exchange privileges, (iv) certain shares are subject to a conversion feature, and (v) certain shares have different shareholder service options available. The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the distribution fee and other expenses associated with such shares. Sales personnel of authorized dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.


  The Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specific periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

CLASS A SHARES

  The public offering price of Class A shares is the next determined net asset value plus a sales charge, as set forth below.

SALES CHARGE TABLE

                                                             REALLOWED TO
                                     AS % OF     AS % OF     DEALERS (AS
              SIZE OF                OFFERING  NET AMOUNT   % OF OFFERING
            INVESTMENT                PRICE     INVESTED        PRICE)
--------------------------------------------------------------------------
Less than $100,000.................   4.75%       4.99%         4.25%
$100,000 but less than $250,000....   3.75%       3.90%         3.25%
$250,000 but less than $500,000....   2.75%       2.83%         2.25%
$500,000 but less than
  $1,000,000.......................   2.00%       2.04%         1.75%
$1,000,000 or more*................     *           *             *
--------------------------------------------------------------------------

   * No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

  In addition to the reallowances from the applicable public offering price described above, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to authorized dealers that sell shares of the Fund. Authorized dealers which are reallowed all or substantially all of the sales charges may be deemed to be underwriters for purposes of the Securities Act of 1933.

  The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the reallowance allowable to authorized dealers described herein. Such financial institutions, other industry professionals and authorized dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

QUANTITY DISCOUNTS

  Investors purchasing Class A shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.


  Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


  A person eligible for a reduced sales charge includes an individual, their spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

  As used herein, "Participating Funds" refers to certain open-end investment companies advised by the Adviser or Van Kampen American Capital Investment Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

  Volume Discounts. The size of investment shown in the preceding preceding sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

  Cumulative Purchase Discount. The size of investment shown in the preceding sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

  Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a thirteen-month period to determine the sales charge as outlined in the preceding sales charge table. The size of investment shown in the preceding sales charge table also includes purchases of shares of the Participating Funds over a thirteen-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the thirteen-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the sales charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchased amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustments in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application form accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

  Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

  Unit Investment Trust Reinvestment Programs. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Fund, at net asset value and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their authorized dealer or the Distributor.

  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS's processing system.

  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

  NAV Purchase Options. Class A shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

  (1) Current or retired trustees or directors of funds advised by the Adviser or Van Kampen American Capital Investment Advisory Corp. and such persons' families and their beneficial accounts.

  (2) Current or retired directors, officers and employees of Morgan Stanley, Dean Witter, Discover & Co. Group Inc. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.

  (4) Registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in the Fund alone, or any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Volume Discounts," during the thirteen-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a twelve-month period following such transaction.

  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $3 million or more and which invest in multiple fund families through national wirehouse alliance programs.

  (6) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


  (7) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen American Capital Trust Company served as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million and 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million and 0.25% on the excess over $50 million.


  (8) Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and other Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a CDSC of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

  The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.


  Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with ACCESS by the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described herein under "Distribution and Service Plans" on purchases made as described in (3) through (8) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


CLASS B SHARES

  Class B shares are offered at net asset value. Class B shares which are redeemed within five years of purchase are subject to a CDSC at the rates set forth in the following table charged as a percentage of the dollar amount subject thereto. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A shares.

  The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

------------------------------------------------------------------------------

                                        CONTINGENT DEFERRED SALES CHARGE
                                               AS A PERCENTAGE OF
YEAR SINCE PURCHASE                     DOLLAR AMOUNT SUBJECT TO CHARGE
------------------------------------------------------------------------
First.................................                4.00%
Second................................                4.00%
Third.................................                3.00%
Fourth................................                2.50%
Fifth.................................                1.50%
Sixth and After.......................                None

------------------------------------------------------------------------------

  In determining whether a CDSC is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a CDSC, second of shares held for over five years or shares acquired pursuant to reinvestment of dividends or distributions and third of shares held longest during the five-year period.

  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a deferred sales charge at a rate of 4.00% (the applicable rate in the second year after purchase).

  A commission or transaction fee of 4.00% of the purchase amount will be paid to authorized dealers and at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation, to authorized dealers that sell Class B shares of the Fund.

CLASS C SHARES

  Class C shares are offered at net asset value. Class C shares which are redeemed within the first year of purchase are subject to a CDSC of 1.00%. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order in an amount of $1 million or more for Class C shares because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A shares.

  In determining whether a CDSC is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a CDSC and second of shares held for more than one year or shares acquired pursuant to reinvestment of dividends or distributions.

  A commission or transaction fee of 1.00% of the purchase amount will be paid to authorized dealers at the time of purchase. Authorized dealers also will be paid ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares annually commencing in the second year after purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation, to authorized dealers that sell Class C shares of the Fund.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE

  The CDSC is waived on redemptions of Class B shares and Class C shares (i) following the death or disability (as defined in the Code) of a shareholder,
(ii) in connection with required minimum distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The CDSC also is waived on redemptions of Class C shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 120 days after redemption. See the Statement of Additional Information for further discussion of waiver provisions.

------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. The following is a description of such services.

  INVESTMENT ACCOUNT. Each shareholder has an investment account under which the investor's shares are held by ACCESS, the Fund's transfer agent. ACCESS performs bookkeeping, data processing and administrative services relative to the maintenance of shareholder accounts. Except as described in this Prospectus, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to ACCESS.

  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate a fee for replacing the lost certificates equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the certificate was mailed.

  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value (without sales charge) on the record date. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired) or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.

  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized dealers.

  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans are available from the Distributor.

  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.

  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution.


  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the net asset values of each fund on the date of the exchange without any sales charge. Shares of the Fund are subject to a 30-day holding period requirement before exchange. Shares of any Participating Fund may be exchanged for shares of any other Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the prospectus for such fund. Additional funds may be added from time to time as determined by the Fund's Board of Trustees as Participating Funds.



  When Class B shares and Class C shares are exchanged among Participating Funds, the holding period for purposes of the CDSC is based on the date of the initial purchase of such shares from a Participating Fund (the "original fund"). Upon redemption from the Participating Funds complex of funds, Class B shares and Class C shares are subject to the CDSC schedule of the original fund.



  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares being exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS, or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Exchanges are effected at the net asset value per share next calculated after the request is received in good order with adjustment for any additional sales charge (if applicable). If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


  A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.


  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."

  Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under this plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.

  CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint ACCESS as agent by completing the AUTHORIZATION FOR REDEMPTION BY CHECK form and the appropriate section of the application and returning the form and the application to ACCESS. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company ("State Street Bank") will be sent to the Class A shareholder. These checks may be made payable by the shareholder to the order of any person in any amount of $100 or more.

  When a check is presented to State Street Bank for payment, full and fractional Class A shares required to cover the amount of the check are redeemed from the shareholder's Class A account by ACCESS at the next determined net asset value. Check writing redemptions represent the sale of shares. Any gain or loss realized on the sale of Class A shares is a taxable event. See "Redemption of Shares."

  Checks will not be honored for redemption of shares held less than 15 days, unless such Class A shares have been paid for by bank wire. Any Class A shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or State Street Bank. Retirement Plans and accounts that are subject to backup withholding are not eligible for the privilege. A "stop payment" system is not available on these checks. See the Statement of

Additional Information for further information regarding the establishment of the privilege.
------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------

  REGULAR REDEMPTIONS. Shareholders may redeem for cash some or all of their shares of the Fund at any time. To do so, a written request in proper form must be sent directly to ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256. Shareholders may also place redemption requests through an authorized dealer. Orders received from authorized dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time.

  As described herein under "Purchase of Shares," redemptions of Class B shares and Class C shares are subject to a CDSC. In addition, a CDSC of 1.00% may be imposed on certain redemptions of Class A shares made within one year of purchase for investments of $1 million or more. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A custodian of a retirement plan account may charge fees based on the custodian's fee schedule.

  The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

  Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, although the Fund normally does not issue certificates for shares, it will do so if a special request has been made to ACCESS. In the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to ACCESS. Where Van Kampen American Capital Trust Company serves as custodian, special IRA, 403(b)(7), or Keogh distribution forms must be obtained from and be forwarded to Van Kampen American Capital Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information.


  In the case of redemption requests sent directly to ACCESS, the redemption price is the net asset value per share next determined after the request is received. Payment for shares redeemed will be made by check mailed within seven days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until the purchase check has cleared, which may take up to fifteen days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.


  The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any applicable CDSC will be deducted from the proceeds of this redemption. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

  TELEPHONE REDEMPTIONS. In addition to the regular redemption procedures set forth above, the Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Fund at (800) 421-5666 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure previously described. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions are expected to be wired on the next business day following the date of redemption. This service is also not available with respect to shares held in an individual retirement account (IRA) for which Van Kampen American Capital Trust Company acts as custodian. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

  REDEMPTION UPON DISABILITY. The Fund will waive the CDSC on redemptions following the disability of a Class B shareholder or Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the CDSC on Class B shares and Class C shares.

  In cases of disability, the CDSC on Class B shares and Class C shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the CDSC on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.

  REINSTATEMENT PRIVILEGE. A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder
Services -- Exchange Privilege") next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.

------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS
------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers or financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution related expense.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C shares up to 0.75% of the Fund's average daily net assets attributable to Class C shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution related expense attributable to the Class C shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A shares, there is no carryover of such reimbursement obligations to succeeding years.


  The Distributor's actual expenses with respect to Class B shares or Class C shares for any given year may exceed the amounts payable to the Distributor with respect to such class of shares under the Distribution Plan, the Service Plan and payments received pursuant to the CDSC. In such event, with respect to any such class of shares, any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B share or Class C share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of May 31, 1997, there were $7,288,417 and $694,089 of unreimbursed distribution expenses with respect to Class B shares and Class C shares, respectively, representing 12.81% and 12.27% of the Fund's average net assets attributable to Class B shares and Class C shares, respectively. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through CDSC.

  The Distributor will not use the proceeds from the CDSC applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.

------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------

  In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions.

  DIVIDENDS. Interest earned from debt securities are the Fund's main source of income. This income, less expenses, is distributed monthly as dividends to shareholders. Unless the shareholder instructs otherwise, dividends and capital gains distributions are automatically applied to purchase additional shares of the Fund at the next determined net asset value. See "Shareholder
Services -- Reinvestment Plan."

  The per share dividends on Class B shares and Class C shares may be lower than the per share dividends on Class A shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

  CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than their purchase prices. The Fund at least annually distributes to shareholders its net capital gains, which are the excess of the Fund's net long-term capital gains, if any on the sale of securities during the year over its net short-term capital losses on the sale of securities, including capital losses carried forward from prior years in accordance with tax laws ("capital gains distributions"). As in the case of income dividends, capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value. See "Shareholder Services -- Reinvestment Plan."

------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------

  FEDERAL INCOME TAXATION. The Fund has qualified and intends to continue to qualify each year and to elect to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.

  If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31 of each year, at least 98% of its ordinary income (not including tax-exempt income) for such year and at least 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were sold for fair market value at the end of the tax-year), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.


  The Fund's ability to dispose of portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Fund's annual gross income be derived from the disposition of securities held for less than three months. Under recently enacted legislation, this requirement will no longer be applicable to the Fund beginning on June 1, 1998.


  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.


  DISTRIBUTIONS. Distributions of the Fund's net investment income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gains dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gains dividends), see "Capital Gains Rates Under the 1997 Tax Act" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.


  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Fund distributions will not qualify for the dividends received deduction for corporations, except to the extent the Fund receives dividends from domestic corporations.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31 prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.


  Income from investments in foreign securities received by the Fund may be subject to income, withholding and other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% in value of the Fund's total assets at the close of its fiscal year consists of securities of foreign issuers, the Fund will be eligible to and may file elections with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include their respective pro rata portions of such taxes in their United States income tax returns as gross income, and (ii) treat such respective pro rata portions as taxes paid by them. Each shareholder will be entitled, subject to certain limitations, to either deduct his respective pro rata portions of such foreign taxes in computing his taxable income or use them as foreign tax credits against his United States federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified annually whether the foreign taxes paid by the Fund will "pass through" for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represent income derived from sources within each such country. The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder's United States federal income tax attributable to the shareholder's foreign source taxable income. This limitation generally applies separately to certain specific categories of foreign source income including "passive incomes" which includes, among other types of income, dividends and interest. The foregoing is only a general description of the foreign tax credit under current law. Because application of the depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

  Under Code Section 988, foreign currency gains or losses from certain forward contracts not traded in the interbank market as well as certain other gains or losses attributable to currency exchange rate fluctuations are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.


  The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a regulated investment company that holds stock of a PFIC will be subject to federal income tax (i) on a portion of any "excess distribution" received on the stock or (ii) on any gain from a sale or disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the regulated investment company distributes the PFIC income as a taxable dividend to its stockholders. The balance of the PFIC income will be included in the regulated investment company's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed by the Fund to satisfy the distribution requirement for avoiding income and excise taxes. In many instances it may be very difficult to make this election due to certain requirements imposed with respect to the election.



  Under provisions of the Taxpayer Relief Act of 1997 (the "1997 Tax Act") generally effective for taxable years ending after 1997, the Fund may make an election to annually mark-to-market certain publicly traded PFIC stock (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between the Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. The Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or distributions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income. The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the PFIC stock ceases to be publicly traded or the Internal Revenue Service consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock.


  The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


  SALE OF SHARES. The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividends received with respect to such shares. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates Under the 1997 Tax Act" below. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.



  CAPITAL GAINS RATES UNDER THE 1997 TAX ACT. Under the 1997 Tax Act, the maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less, (ii) 28% for capital assets held for more than one year but not more than 18 months and (iii) 20% for capital assets held for more than 18 months. Under the 1997 Tax Act, the Treasury is authorized to issue regulations that address the application of the new capital gains rates to sales and exchanges by regulated investment companies and to sales and exchanges of interests in regulated investment companies, but no such regulations have been issued as of the date hereof. It is expected that the new tax rates for capital gains under the 1997 Tax Act described above will apply to distributions of capital gains dividends by regulated investment companies such as the Fund as well as to sales and exchanges of shares in regulated investment companies such as the Fund. With respect to capital losses recognized on dispositions of shares held six months or less where such losses are treated as long-term capital losses to the extent of prior capital gains dividends received on such shares (see "Sale of Shares" above), it is unclear how such capital losses offset the capital gains referred to above. Shareholders should consult their own tax advisors as to the application of the new capital gains rates to their particular circumstances.



  GENERAL. The federal, state and local income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------

  From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for a one year period or for the life of the Fund. Other total return quotations, aggregate or average, over other time periods may also be included.

  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes a maximum sales charge of 4.75% for Class A shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable CDSC has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions by the Fund.

  Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

  In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

  For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

  The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

  Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  To increase the yield of the Fund, the Adviser, may from time to time, limit its management fee. A yield quotation which reflects an expense reimbursement or subsidization by the Adviser will be higher than a yield quotation without such expense reimbursement or subsidization. The Adviser may stop limiting its management fees at any time without prior notice.

  Yield and total return are calculated separately for Class A shares, Class B shares and Class C shares. Class A shares total return figures include the maximum sales charge of 4.75%; Class B shares and Class C shares total return figures include any applicable CDSC. Because of the differences in sales charges and distribution fees, the total returns for each of the classes will differ.

  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by the Fund's investments, plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds or with the Consumer Price Index, the Dow Jones Industrial Average Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund. The Fund may also refer to results of top performing world bond markets as compiled by Morgan Stanley Capital International or other independent statistical services.

  The Fund may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.


  The Fund's Annual Report and Semi-Annual Report contain additional performance information. A copy of the Annual Report or Semi-Annual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover page of this Prospectus.


------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------

  The Trust was originally incorporated in the State of Maryland on May 25, 1990. The Trust was reorganized as a business trust under the laws of the State of Delaware as of August 31, 1995 and adopted its current name as of that time. The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. The Trust may establish from time to time one or more separate series, such as the Fund, and authorize separate classes of shares of such series. The Fund currently offers three classes of shares, designated Class A shares, Class B shares and Class C shares. Other classes may be established from time to time. Shares issued by the Fund are fully paid, non-assessable and, except as described herein, have no preemptive or conversion rights.

  Each class of shares represents an interest in the same assets of the Fund and generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. There are no conversion, preemptive or other subscription rights, except with respect to the conversion of certain shares into Class A shares as described herein. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B shares and Class C shares pay higher distribution fees and transfer agency costs, the liquidation proceeds to Class B shareholders and Class C shareholders are likely to be lower than to other shareholders.

  The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Fund is set forth in the Statement of Additional Information.

  The Trust's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the 1933 Act . Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

  The fiscal year end of the Fund is May 31. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by the Fund's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.


  For Automated Telephone Service which provides 24-hour direct dial access to Fund facts and shareholder account information, dial (800) 847-2424. For inquiries through Telecommunications Device for the Deaf (TDD) dial (800) 421-2833.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE FUND'S TOLL-FREE
NUMBER--(800) 341-2911
PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666
DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS, OR
REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666
FOR SHAREHOLDER AND DEALER
INQUIRIES THROUGH
TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
DIAL (800) 421-2833
FOR AUTOMATED TELEPHONE
SERVICES DIAL (800) 847-2424
VAN KAMPEN AMERICAN CAPITAL
GLOBAL GOVERNMENT
SECURITIES FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181
Investment Adviser
VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181
Investment Subadviser
MORGAN STANLEY ASSET
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020
Distributor
VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181
Transfer Agent
ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
     Global Government Securities Fund
Custodian
STATE STREET BANK AND
TRUST COMPANY
225 West Franklin Street
P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American Capital
     Global Government Securities Fund
Legal Counsel
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606
Independent Accountants
PRICE WATERHOUSE LLP
1201 Louisiana
Suite 2900
Houston, TX 77002

 ------------------------------------------------------------------------------

                               GLOBAL GOVERNMENT
                                SECURITIES FUND

 ------------------------------------------------------------------------------

                              P R O S P E C T U S


                               SEPTEMBER 28, 1997


------       ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH
                          VAN KAMPEN AMERICAN CAPITAL
    ------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                 VAN KAMPEN AMERICAN CAPITAL GLOBAL EQUITY FUND


     Van Kampen American Capital Global Equity Fund (the "Fund") is a separate, diversified series of Van Kampen American Capital World Portfolio Series Trust (the "Trust"), an open-end management investment company. This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's Prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 or (800) 421-5666.


                               TABLE OF CONTENTS


                                                                PAGE
                                                                ----
General Information.........................................    B-2
Investment Policies and Techniques..........................    B-3
Options, Futures Contracts and Related Options..............    B-3
Repurchase Agreements.......................................    B-9
Loans of Portfolio Securities...............................    B-9
Investment Restrictions.....................................    B-9
Trustees and Officers.......................................    B-11
Legal Counsel...............................................    B-19
Investment Advisory Agreements..............................    B-19
Distributor.................................................    B-20
Distribution and Service Plans..............................    B-21
Transfer Agent..............................................    B-22
Portfolio Transactions and Brokerage........................    B-22
Determination of Net Asset Value............................    B-23
Purchase and Redemption of Shares...........................    B-24
Exchange Privilege..........................................    B-26
Tax Status of the Fund......................................    B-27
Fund Performance............................................    B-27
Other Information...........................................    B-27
Report of Independent Accountants...........................    B-29
Financial Statements........................................    B-30
Notes to Financial Statements...............................    B-58



     THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED SEPTEMBER 28, 1997.

GENERAL INFORMATION

     Van Kampen American Capital World Portfolio Series Trust, formerly known as American Capital World Portfolio Series, Inc. (the "Trust"), was originally incorporated in Maryland on May 25, 1990. The Trust was reorganized under the laws of the State of Delaware as a business trust and adopted its present name as of August 31, 1995. The Trust currently is comprised of two series: Van Kampen American Capital Global Equity Fund (the "Fund") and Van Kampen American Capital Global Government Securities Fund.

     Van Kampen American Capital Asset Management, Inc. (the "Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), and ACCESS Investor Services, Inc. ("ACCESS") are wholly-owned subsidiaries of Van Kampen American Capital, Inc. ("VKAC"), which is an indirect wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The principal office of the Fund, the Adviser, the Distributor and VKAC is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.


     [Morgan Stanley, Dean Witter, Discover & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser ("MSAM" or the "Subadviser"), Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.



     VKAC offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to VKAC in more than 2 million investor accounts. VKAC has one of the largest research teams (outside of the rating agencies) in the country.


     VKAC uses an investment process designed to attempt to produce consistently good short-term results, which should help lead to superior long-term performance.


     Fully Invested: Money invested in a VKAC stock fund will normally be fully invested in the market to attempt to maximize the potential for long-term returns. The importance of being fully invested can be illustrated by the following comparison. By missing the 30 best months during the past 69 years, the value of $1.00 invested in 1926 was $19.48 at the end of 1996, compared to $1,370.95 for $1.00 that was invested for the entire period (Source: Micropal, Inc.). Of course, past performance is no guarantee of future results.


     Broadly Diversified: A broadly diversified portfolio usually reduces risk and increases relative stability. Since VKAC's goal is consistency, a broadly diversified portfolio across industries is emphasized. VKAC stock funds are varied both in terms of the number of industries and the number of stocks within each industry in which they invest. Generally, the stock funds invest in twelve broad economic sectors, and in many individual stocks within each sector.

     Clearly Defined: The basic characteristics of VKAC funds are determined by a pre-defined profile which remains constant over time.


     As of September 15, 1997, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A shares, Class B shares or Class C shares of the Fund, except as follows:



                                                            AMOUNT OF
                                                           OWNERSHIP AT         CLASS      PERCENTAGE
             NAME AND ADDRESS OF HOLDER                 SEPTEMBER 15, 1997    OF SHARES    OWNERSHIP
             --------------------------                 ------------------    ---------    ----------
Van Kampen American Capital Trust Company                    2,262,552            A           25.08%
  2800 Post Oak Blvd.                                        2,369,231            B           28.26%
  Houston, TX 77056                                            147,055            C           16.76%



     Van Kampen American Capital Trust Company acts as custodian for certain employee benefit plans and independent retirement accounts.

INVESTMENT POLICIES AND TECHNIQUES


     The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete explanation of the matters disclosed.


     The investment objective of the Fund is to seek to provide long-term growth of capital.

     The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS

     The Fund may engage in transactions in options, futures contracts and related options on futures contracts. Set forth below is certain additional information regarding options, futures contracts and related options. See Prospectus for further information.

WRITING CALL AND PUT OPTIONS

     Purpose. The principal reason for writing options is to obtain, through receipt of premiums, a greater current return or total return than would be realized on the underlying securities alone. Such returns could be expected to fluctuate because premiums earned from an option writing program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Writing options on portfolio securities is also likely to result in a substantially higher portfolio turnover.

     Writing Options. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. The Fund would write call options either on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund would own or have the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or liquid securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the writer (i.e., the seller) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would write put options only on a secured basis, which means that, at all times during the option period, the Fund would maintain in a segregated account with its Custodian cash or liquid securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     The Fund intends to limit its ability to write options such that the aggregate value of the securities underlying the calls or the obligations underlying the puts determined as of the date the options are sold shall not exceed 25% of its net assets.

     Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction", which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously written by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could write options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a writer, but would provide an asset of equal value to its obligation under the option written. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has written, it will be required to maintain the securities subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

     Risks of Writing Options. By writing a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.


PURCHASING CALL AND PUT OPTIONS


     The Fund could purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

     The Fund may purchase either listed or over-the-counter options.

OPTIONS ON STOCK INDEXES

     Options on stock indexes are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indexes are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on The Chicago Board Options Exchange, the American Stock Exchange and other exchanges. The Fund may write or purchase options which are listed on an exchange as well as options which are traded over-the-counter.

     Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.

FOREIGN CURRENCY OPTIONS

     The Fund may purchase and write options on foreign currencies to reduce the risk of currency exchange fluctuation. Premiums paid for such put and call options will be limited to no more than five percent of the Fund's net assets at any given time. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are traded on United States and foreign exchanges. Exchange-traded options are expected to be purchased by the Fund from time to time and over-the-counter options may also be purchased, but only when the Adviser believes that a liquid secondary market exists for such options, although there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investment generally. See "Investment Practices and Restrictions -- Using Options, Futures Contracts and Related Options" in the Prospectus.

     The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

FUTURES CONTRACTS

     The Fund may engage in transactions involving futures contracts and related options in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund would be exempt from registration as a "commodity pool".

     A stock index futures contract is an agreement pursuant to which a party agrees to take or make delivery of cash equal to a specified dollar amount multiplied by the difference between the stock index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying stocks in the index is made.

     Currently, stock index futures contracts can be purchased with respect to the Standard & Poor's 500 Stock Index on the Chicago Mercantile Exchange ("CME"), the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. Differences in the stocks included in the indexes may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

     The Fund also may invest in foreign stock index futures traded outside the United States. Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the

Singapore International Monetary Exchange ("Nikkei Index"), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the CME and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised index of foreign stocks are also being developed. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale or a futures contract. Initially, the Fund will be required to deposit with its Custodian in an account in the broker's name an amount of cash or liquid securities equal to a percentage (which will normally range upwards of 2%) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund has purchased a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is not fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Fund of a market decline and, by so doing, provide an alternative to the liquidation of securities positions in the Fund with attendant transaction costs. Ordinarily commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of securities.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures or related options, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, currency or index, the risk of market distortion, the illiquidity risk and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities, currency or index upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater (lesser) dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities, currency or index underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities, currency or index underlying the futures contract. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.


     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities, currencies or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.


     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments on variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described in the Prospectus, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     The Fund will not enter into a futures contract or related option (except for closing transactions) for other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Fund may be subject may further restrict the Fund's ability to engage in transactions in futures contracts and related options.

OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and write options on futures contracts. Options on futures contracts to be written or purchased by the Fund will be traded on United States or foreign exchanges or over-the-counter. An option on a futures contract gives the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to such Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS

     In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Adviser will not purchase options on futures on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the level of the index or in the price of the underlying security, when the use of an option on a future would result in a loss to the Fund when the use of a future would not.

ADDITIONAL RISKS OF OPTIONS AND FUTURES TRANSACTIONS


     Each of the United States exchanges and boards of trade has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange or board of trade may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with domestic or foreign banks or broker-dealers deemed to be creditworthy by the Adviser under guidelines approved by the Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights. See "Investment Practices -- Repurchase Agreements" in the Prospectus for further information.

LOANS OF PORTFOLIO SECURITIES

     The Fund may lend portfolio securities to unaffiliated brokers, dealers and financial institutions provided that cash or liquid securities equal in value to 100% of the market value of the securities loaned are deposited by the borrower with the Fund and are marked to market daily. While such securities are on loan, the borrower is required to pay the Fund any income accruing thereon. Furthermore, the Fund may invest the cash collateral in portfolio securities thereby increasing the return to the Fund as well as increasing the market risk to the Fund. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. However, should the Fund believe that lending securities is in the best interests of its shareholders, it would consider withdrawing it shares from sale in any such state.


     Loans would be made for short-term purposes and subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders, but any gain can be realized only if the borrower does not default. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan.


INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions which may not be changed without approval by the vote of a majority of its outstanding voting shares which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. These restrictions provide that the Fund shall not:

      1. Engage in the underwriting of securities of other issuers, except that the Fund may sell an investment position even though it may be deemed to be an underwriter under the federal securities laws.

      2. Purchase any security (other than obligations of the United States Government, its agencies, or instrumentalities) if more than 25% of its total assets (taken at current value) would then be invested in a single industry.

      3. Invest more than 5% of its total assets (taken at current value) in securities of a single issuer other than the United States Government, its agencies or instrumentalities, or hold more than 10% of the outstanding voting securities of an issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      4. Borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than 10% of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds 5% of its net assets. Margin deposits or payments in connection with the writing of options or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options are not deemed to be a pledge or other encumbrance.

      5. Lend money except through the purchase of (i) United States and foreign government securities, commercial paper, bankers' acceptances, certificates of deposit and similar evidences of indebtedness, both foreign and domestic, and (ii) repurchase agreements; or lend securities in an amount exceeding 15% of the total assets of the Fund. The purchase of a portion of an issue of securities described under (i) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.

      6. Make short sales of securities, unless at the time of the sale it owns or has the right to acquire an equal amount of such securities; provided that this prohibition does not apply to the writing of options or the sale of forward contracts, futures, foreign currency futures or related options.

      7. Purchase securities on margin but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or maintenance margin in connection with forward contracts, futures, foreign currency futures or related options is not considered the purchase of a security on margin.

      8. Buy or sell real estate or interests in real estate including real estate limited partnerships, provided that the foregoing prohibition does not apply to a purchase and sale of publicly traded (i) securities which are secured by real estate, (ii) securities representing interests in real estate, and (iii) securities of companies principally engaged in investing or dealing in real estate.

      9. Make investments for the purpose of exercising control or management although the Fund retains the right to vote securities held by it, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     10. Invest in commodities or commodity contracts, except that the Fund may enter into transactions in options, futures contracts or related options including foreign currency futures contracts and related options and forward contracts.

     11. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts, forward contracts, forward commitments and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover".

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Fund is subject to the following policies which may be amended by the Trustees and which apply at the time of purchase of portfolio securities.

      1. The Fund may not invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      2. The Fund may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation.

      3. The Fund may not invest in securities of any company if any officer or trustee of the Trust or of the Adviser owns more than 0.50% of the outstanding securities of such company, and such officers and trustees who own more than 0.50% own in the aggregate more than 5% of the outstanding securities of such issuer.

      4. The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Fund may acquire securities of public companies which themselves are engaged in such activities.

      5. The Fund may not invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      6. The Fund may not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market. This policy includes repurchase agreements maturing in more than seven days and over-the-counter options held by the Fund and that portion of assets used to cover such options. This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") which the Trustees or the Adviser under Board approved guidelines, may determine are liquid nor does it apply to other securities, for which, notwithstanding legal or contractual restrictions on resale, a liquid market exists. Also excluded from this limitation on restricted securities are securities purchased by the Fund issued by other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

TRUSTEES AND OFFICERS

     The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and other executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with VK/AC Holding, Inc. ("VKAC Holding"), Van Kampen American Capital, Inc. ("Van Kampen American Capital" or "VKAC"), Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp."), Van Kampen American Capital Asset Management, Inc. ("Asset Management"), Van Kampen American Capital Distributors, Inc., the distributor of the Fund's shares (the "Distributor") and ACCESS Investors Services Inc., the Fund's transfer agent ("ACCESS"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding the Van Kampen American Capital Exchange Fund and the Common Sense Trust).


                                    TRUSTEES


                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee/Director of each of the
                                            funds in the Fund Complex.

Richard M. DeMartini*.....................  President and Chief Operating Officer, Dean Witter
Two World Trade Center                      Capital, a division of Dean Witter Reynolds Inc. Mr.
66th Floor                                  DeMartini is a Director of InterCapital Funds, Dean
New York, NY 10048                          Witter Distributors, Inc. and Dean Witter Trust Company.
Date of Birth: 10/12/52                     Trustee of the TCW/DW Funds. Director of the National
                                            Healthcare Resources, Inc. Formerly Vice Chairman of the
                                            Board of the National Association of Securities Dealers,
                                            Inc. and Chairman of the Board of the Nasdaq Stock
                                            Market, Inc. Trustee/Director of each of the funds in the
                                            Fund Complex.
Linda Hutton Heagy........................  Co-Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc. An executive recruiting and management consulting
Suite 7000                                  firm. Formerly, Executive Vice President of ABN AMRO,
Chicago, IL 60606                           N.A., a Dutch bank holding company. Prior to 1992,
Date of Birth: 06/03/48                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board, The
                                            International House Board and the Women's Board of the
                                            University of Chicago. Trustee/Director of each of the
                                            funds in the Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.
Jerome L. Robinson........................  President, Robinson Technical Products Corporation, a
115 River Road                              manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                         and equipment. Director, Pacesetter Software, a software
Date of Birth: 10/10/22                     programming company specializing in white collar
                                            productivity. Director, Panasia Bank. Trustee/Director of
                                            each of the funds in the Fund Complex.


                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster Company,
One ServiceMaster Way                       a business and consumer services. Director of Illinois
Downers Grove, IL 60515                     Tool Works, Inc., a manufacturing company; the Urban
Date of Birth: 07/08/44                     Shopping Centers Inc., a retail mall management company;
                                            and Stone Container Corp., a paper manufacturing company.
                                            Trustee, University of Notre Dame. Formerly, President
                                            and Chief Executive Officer, Waste Management Inc., an
                                            environmental services company, and prior to that
                                            President and Chief Operating Officer, Waste Management
                                            Inc. Trustee/Director of each of the funds in the Fund
                                            Complex.
Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, open-end funds advised by Van Kampen American
Date of Birth: 08/22/39                     Capital Management, Inc. and closed-end funds advised by
                                            Advisory Corp. Trustee/Director of each of the funds in
                                            the Fund Complex, open-end funds advised by Van Kampen
                                            American Capital Management, Inc. and closed-end funds
                                            advised by Advisory Corp.


---------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund and is an interested person of Asset Management with respect to certain funds advised by Asset Management by reason of his firm in the past acting as legal counsel to Asset Management. Mr. DeMartini is an interested person of the Fund and the Advisers by reason of his position with Dean Witter Capital and its affiliates.


                                    OFFICERS

     Messrs. McDonnell, Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------

Dennis J. McDonnell.........  President                     President and a Director of VKAC.
  Date of Birth: 05/20/42                                   President, Chief Operating Officer and a
                                                            Director of the Advisers. Director or
                                                            officer of certain other subsidiaries of
                                                            VKAC. Prior to November 1996, Executive
                                                            Vice President and a Director of VKAC
                                                            Holding. President of each of the funds in
                                                            the Fund Complex. President, Chairman of
                                                            the Board and Trustee of other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.


                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------

Peter W. Hegel..............  Vice President                Executive Vice President of the Advisers.
  Date of Birth: 06/25/56                                   Director of Asset Management. Officer of
                                                            certain other subsidiaries of VKAC. Vice
                                                            President of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Curtis W. Morell............  Vice President and Chief      Senior Vice President of the Advisers, Vice
  Date of Birth: 08/04/46     Accounting Officer            President and Chief Accounting Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

Ronald A. Nyberg............  Vice President and Secretary  Executive Vice President, General Counsel
  Date of Birth: 07/29/53                                   and Secretary of VKAC. Executive Vice
                                                            President, General Counsel, Assistant
                                                            Secretary and a Director of the Advisers
                                                            and the Distributor. Executive Vice
                                                            President, General Counsel and Assistant
                                                            Secretary of ACCESS. Director or officer of
                                                            certain other subsidiaries of VKAC.
                                                            Director of ICI Mutual Insurance Co., a
                                                            provider of insurance to members of the
                                                            Investment Company Institute. Prior to
                                                            November 1996, Executive Vice President,
                                                            General Counsel and Secretary of VKAC
                                                            Holding. Vice President and Secretary of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

Don G. Powell                                               Chairman, President, Chief Executive
2800 Post Oak Blvd.                                         Officer and a Director of VKAC. Chairman,
Houston, TX 77056                                           Chief Executive Officer and a Director of
  Date of Birth: 10/19/39                                   the Advisers and the Distributor. Chairman
                                                            and a Director of ACCESS. Director or
                                                            officer of certain other subsidiaries of
                                                            VKAC. Chairman of the Board of Governors
                                                            and the Executive Committee of the
                                                            Investment Company Institute. Prior to
                                                            November, 1996, President, Chief Executive
                                                            Officer and a Director of VKAC Holding.
                                                            President, Chief Executive Officer and a
                                                            Trustee/Director of certain investment
                                                            companies advised by Asset Management and
                                                            prior to July 1996, President, Chief
                                                            Executive Officer and a Trustee of the
                                                            funds in the Fund Complex and closed-end
                                                            investment companies advised by Advisory
                                                            Corp.

Alan T. Sachtleben..........  Vice President                Executive Vice President of the Advisers.
  Date of Birth: 04/20/42                                   Director of Asset Management. Director or
                                                            officer of certain other subsidiaries of
                                                            VKAC. Vice President of each of the funds
                                                            in the Fund Complex and certain other
                                                            investment companies advised by the
                                                            Advisers or their affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Paul R. Wolkenberg..........  Vice President                Executive Vice President of the VKAC, the
  Date of Birth: 11/10/44                                   Advisers and the Distributor. President,
                                                            Chief Executive Officer and a Director of
                                                            ACCESS. Director or officer of certain
                                                            other subsidiaries of VKAC. Vice President
                                                            of each of the funds in the Fund Complex
                                                            and certain other investment companies
                                                            advised by the Advisers or their
                                                            affiliates.

Edward C. Wood III..........  Vice President and Chief      Senior Vice President of the Advisers. Vice
  Date of Birth: 01/11/56     Financial Officer             President and Chief Financial Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

John L. Sullivan............  Treasurer                     First Vice President of the Advisers.
  Date of Birth: 08/20/55                                   Treasurer of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Tanya M. Loden..............  Controller                    Vice President of the Advisers. Controller
  Date of Birth: 11/19/59                                   of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or the affiliates.

Nicholas Dalmaso............  Assistant Secretary           Vice President and Assistant Secretary of
  Date of Birth: 03/01/65                                   VKAC. Vice President and Assistant
                                                            Secretary of the Advisers and the
                                                            Distributor. Officer of certain other
                                                            subsidiaries of VKAC. Assistant Secretary
                                                            of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or the affiliates.

Huey P. Falgout, Jr.........  Assistant Secretary           Assistant Vice President and Senior
  Date of Birth: 11/15/63                                   Attorney of VKAC. Assistant Vice President
                                                            and Assistant Secretary of the Advisers,
                                                            the Distributor and ACCESS. Officer of
                                                            certain other subsidiaries of VKAC.
                                                            Assistant Secretary of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

Scott E. Martin.............  Assistant Secretary           Senior Vice President, Deputy General
  Date of Birth: 08/20/56                                   Counsel and Assistant Secretary of VKAC.
                                                            Senior Vice President, Deputy General
                                                            Counsel and Secretary of the Advisers, the
                                                            Distributor and ACCESS. Officer of certain
                                                            other subsidiaries of VKAC. Prior to
                                                            November 1996, Senior Vice President,
                                                            Deputy General Counsel and Assistant
                                                            Secretary of VKAC Holding. Assistant
                                                            Secretary of each of the funds in the Fund
                                                            Complex and other investment companies
                                                            advised by the Advisers or the affiliates.

                                      POSITIONS AND                         PRINCIPAL OCCUPATIONS
        NAME AND AGE                OFFICES WITH FUND                        DURING PAST 5 YEARS
-----------------------------  ---------------------------  ------------------------------------------------------
Weston B. Wetherell..........  Assistant Secretary          Vice President, Associate General Counsel and Assis-
  Date of Birth: 06/15/56                                   tant Secretary of VKAC, the Advisers and the Dis-
                                                            tributor. Officer of certain other subsidiaries of
                                                            VKAC. Assistant Secretary of each of the funds in the
                                                            Fund Complex and other investment companies advised by
                                                            the Advisers or the affiliates.
Steven M. Hill...............  Assistant Treasurer          Assistant Vice President of the Advisers. Assistant
  Date of Birth: 10/16/64                                   Treasurer of each of the funds in the Fund Complex and
                                                            other investment companies advised by the Advisers or
                                                            the affiliates.
M. Robert Sullivan...........  Assistant Controller         Assistant Vice President of the Advisers. Assistant
  Date of Birth: 03/30/33                                   Controller of each of the funds in the Fund Complex
                                                            and other investment companies advised by the Advisers
                                                            or the affiliates.


     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 65 operating funds in the Fund Complex. For purposes of the following compensation and benefits discussion, the Fund Complex is divided into the following three groups: the funds advised by Asset Management (the "AC Funds"), the funds advised by Advisory Corp. excluding funds organized as series of the Morgan Stanley Fund, Inc. (the "VK Funds") and the funds advised by Advisory Corp. organized as series of the Morgan Stanley Fund, Inc. (the "MS Funds"). Each trustee/director who is not an affiliated person of VKAC, the Advisers, the Distributor, ACCESS or Morgan Stanley (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Each of the AC Funds and VK Funds provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     The compensation of each Non-Affiliated Trustee from the AC Funds includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     The compensation of each Non-Affiliated Trustee from each VK Fund includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     The compensation of each Non-Affiliated Trustee from the MS Funds is intended to be based generally on the compensation amounts and methodology used by such funds prior to their joining the current Fund Complex on July 2, 1997. Each trustee/director was elected as a director of the MS Funds on July 2, 1997. Prior to July 2, 1997, the MS Funds were part of another fund complex (the "Prior Complex") and the former directors of the MS Funds were paid an aggregate fee allocated among the funds in the Prior Complex that resulted in individual directors receiving total compensation between approximately $8,000 to $10,000 from the MS Funds during such funds' last fiscal year.



     The trustees/directors are currently in the process of reviewing and seeking to standardize compensation and benefits across the Fund Complex.



     The trustees/directors approved an aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. For the calendar year ended December 31, 1996, certain trustees/directors received aggregate compensation from the funds in the Fund Complex over $84,000 due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. In addition, each of Advisory Corp. or Asset Management, as the case may be, agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.


     Each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.


     Each AC Fund and VK Fund has adopted a retirement plan. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year. Asset Management has reimbursed each AC Fund for the expenses related to the retirement plan through December 31, 1996.

     Additional information regarding compensation and benefits for trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the Fund's most recently completed fiscal year or the Fund Complex' most recently completed calendar year ended December 31, 1996.


                               COMPENSATION TABLE



                                                                                                                    TOTAL
                                                                                                                COMPENSATION
                         YEAR FIRST                                     PENSION OR        ESTIMATED MAXIMUM    BEFORE DEFERRAL
                        APPOINTED OR      AGGREGATE COMPENSATION    RETIREMENT BENEFITS    ANNUAL BENEFITS        FROM FUND
                       ELECTED TO THE    BEFORE DEFERRAL FROM THE   ACCRUED AS PART OF    FROM THE FUND UPON    COMPLEX PAID
       NAME(1)              BOARD                FUND(2)                EXPENSES(3)         RETIREMENT(4)       TO TRUSTEE(5)
       -------         --------------    ------------------------   -------------------   ------------------   ---------------
J. Miles Branagan*          1991                   $1,534                    691                 2,500            $104,875
Linda Hutton Heagy*         1995                   $1,534                     69                 2,500             104,875
Dr. Roger Hilsman           1991                   $  764                  1,452                 1,500             103,750
R. Craig Kennedy*           1995                   $1,534                     45                 2,500             104,875
Donald C. Miller            1995                   $  764                      0                     0             104,875
Jack E. Nelson*             1995                   $1,284                    314                 2,500              97,875
Jerome L. Robinson*         1995                   $1,534                      0                     0             101,625
Phillip B. Rooney*          1997                   $  260                      0                 2,500                   0
Dr. Fernando Sisto*         1991                   $1,534                  1,661                 2,500             104,875
Wayne W. Whalen*            1995                   $1,534                    218                 2,500             104,875
William S. Woodside         1991                   $  764                  3,176                 1,500             104,875


---------------

* Currently a member of the Board of Trustees. Mr. Phillip B. Rooney became a member of the Board of Trustees effective April 14, 1997 and thus does not have a full fiscal year of information to report.



(1) Persons not designated by an asterisk are not currently members of the Board of Trustees, but were members of the Board of Trustees during the Fund's most recently completed fiscal year. Messrs. Hilsman, Miller and Woodside retired from the Board of Trustees on December 31, 1996. Messrs. DeMartini, McDonnell and Powell, also trustees of the Fund during all or a portion of the Fund's last fiscal year, are not included in the compensation table because they are affiliated persons of the Advisers and are not eligible for compensation or retirement benefits from the Fund.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Fund's fiscal year ended May 31, 1997. The following trustees deferred compensation from the Fund during the fiscal year ended May 31, 1997: Mr. Branagan, $902; Ms. Heagy, $930; Mr. Kennedy, $260; Mr. Miller, $632; Mr. Nelson, $1,152; Mr. Robinson, $1,110; and Mr. Whalen, $1,152. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Fund as of May 31, 1997 is as follows: Mr. Branagan, $904; Ms. Heagy, $1,748; Mr. Kennedy, $1,163; Mr. Miller, $1,355; Mr. Nelson, $1,937; Mr.
    Robinson, $1,965; Mr. Sisto, $4,933; and Mr. Whalen, $2,075. The deferred compensation plan is described above the Compensation Table.


(3) The amounts shown in this column represent the Retirement Benefits accrued by the Fund during its fiscal year ended May 31, 1997. The retirement plan is described above the Compensation Table.


(4) For Messrs. Hilsman, Miller and Woodside, this is the actual annual benefits payable by the Fund in each year of the 10-year period since such trustee's retirement. For the remaining trustees, this is the estimated maximum annual benefits payable by the Fund in each year of the 10-year period commencing in the year of such trustee's retirement from the Fund assuming: the trustee has 10 or more years of service on the Board of Trustees (including years of service prior to the adoption of the retirement plan) and retires at or after attaining the age of 60. Trustees retiring prior to the age of 60 or with fewer than 10 years of service for the Fund may receive reduced retirement benefits from the Fund. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap or if the trustee is not fully vested at the time of retirement.



(5) The amounts shown in this column represent the aggregate compensation paid by all 51 operating investment companies in the Fund Complex as of December 31, 1996 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. As described in the narrative preceding the table, the Fund Complex has increased in size since December 31, 1996. It is likely the aggregate compensation for the calendar year ending December 31, 1997 will be higher due to the increase in the size of the Fund Complex. As of the date of this Statement of Additional Information, the trustee/directors are in the process of reviewing and seeking to standardize compensation and benefits across the Fund Complex. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1996. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap covered the period July 22, 1995 through December 31, 1996. For the calendar year ended December 31, 1996, certain trustees received compensation over $84,000 in the aggregate due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell, Powell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $243,375 during the calendar year ended December 31, 1996.



     As of September 15, 1997, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


LEGAL COUNSEL

     Skadden, Arps, Slate, Meagher & Flom (Illinois).

INVESTMENT ADVISORY AGREEMENTS

     The Trust and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Trust retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. The Adviser is responsible for obtaining and evaluating economic, statistical and financial data and for formulating and implementing investment programs in furtherance of the Fund's investment objective. The Adviser also furnishes at no cost to the Fund (except as noted herein) the services of sufficient executive and clerical personnel for the Fund as are necessary to prepare registration statements, prospectuses, shareholder reports, and notices and proxy solicitation material. In addition, the Adviser furnishes at no cost to the Fund the services of a President of the Fund, one or more Vice Presidents as needed, and a Secretary.


     The Adviser has entered into a subadvisory agreement (the "Sub-advisory Agreement") with the Subadviser to assist it in performing its investment advisory functions. The Subadviser, subject to the overall review by the Adviser and the Fund's trustees, is responsible for recommending the optimal geographical equity allocation among various markets and currencies and is responsible for providing advice with respect to specific investments in such markets, including the Fund's investment in domestic securities. The Adviser and Subadviser are hereinafter sometimes referred to as the "Adviser."


     Under the Advisory Agreement, the Trust bears the cost of its accounting services, which include maintaining its financial books and records and calculating its daily net asset value. The costs of such accounting services include the salaries and overhead expenses of a Treasurer or other principal financial officer and the personnel operating under his direction. Charges are allocated among the investment companies advised or subadvised by the Adviser. A portion of these amounts were paid to the Adviser or its parent in reimbursement of personnel, office space, facilities and equipment costs attributable to the provision of accounting services to the Trust. The services provided by the Adviser are at cost. The Trust also pays shareholder service agency fees, distribution fees, service fees, custodian fees, legal and auditing fees, the costs of reports to shareholders and all other ordinary expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted without willful misfeasance, bad faith, negligence or reckless disregard of its obligations.

     Under the Advisory Agreement, the Trust pays to the Adviser, as compensation for the services rendered, facilities furnished, and expenses paid by it, a fee payable monthly, computed at the annual rate of 1.00% of average daily net assets of the Fund. For its services, the Subadviser receives from the Adviser a fee at the annual rate of 50% of the compensation received by the Adviser.

     The average net asset value for purposes of computing the advisory fee is determined by taking the average of all determinations of net asset value for each business day during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month. The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority-owned subsidiary of VK/AC Holding, Inc. in connection with the purchase and sale of portfolio investments of the Trust, less any direct expenses incurred by such subsidiary of VK/AC Holding, Inc. in connection with obtaining such payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Trust's benefit and to advise the Trustees of the Trust of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any direct or indirect majority-owned subsidiary of VK/AC Holding, Inc. to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.

     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Trust, calculated separately for each series, for any fiscal year should exceed the most restrictive expense limitation applicable in the states where the Trust's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Trust monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year. Ordinary business expenses include the investment advisory fee and other operating costs paid by the Trust except (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement and (4) payments made by the Fund pursuant to its distribution plans.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' written notice.


     During the fiscal years ended May 31, 1995, 1996 and 1997 the Adviser received $1,200,835, $1,605,816 and $2,342,104, respectively, in advisory fees from the Fund. For such periods the Fund paid $28,800, $31,987 and $25,800, respectively, for accounting services.


DISTRIBUTOR

     The Distributor acts as the principal underwriter of the Trust's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Funds as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs, including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved
(a) by the Fund's Trustees or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.


                                                                                      AMOUNTS
                                                              TOTAL UNDERWRITING      RETAINED
                                                                 COMMISSIONS       BY DISTRIBUTOR
                                                              ------------------   --------------
Fiscal Year Ended May 31, 1997..............................       $656,636           $86,208
Fiscal Year Ended May 31, 1996..............................       $491,380           $34,742
Fiscal Year Ended May 31, 1995..............................       $399,444           $ 1,104


DISTRIBUTION AND SERVICE PLANS

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     For the fiscal year ended May 31, 1997, the Fund's aggregate expenses under the Class B Plan were $1,046,812 or 1.00% of the Class B shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $786,179 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B shares of the Fund and $260,633 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal year ended May 31, 1997, the Fund's aggregate expenses under the Plans for Class C shares were $107,843 or 1.00% of the Class C shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $45,347 for commissions and transaction fees paid to financial intermediaries in respect of sales of

Class C shares of the Fund and $62,496 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Plan.


TRANSFER AGENT


     During the fiscal years ended May 31, 1995, 1996 and 1997, ACCESS, shareholder service agent and dividend distributing agent for the Fund, received fees aggregating $586,655, $852,280 and $1,045,500, respectively, for these services. These services are provided at cost plus a profit.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. It is the policy of the Adviser to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Fund may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the Adviser seeks the best security price at the most favorable commission rate. In selecting broker/dealers and in negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also provide research services to the Fund or the Adviser.

     Consistent with the Rules of Fair Practice of the NASD and subject to seeking best execution and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Funds and of the other Van Kampen American Capital mutual funds as a factor in the selection of firms to execute portfolio transactions for the Funds.

     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services, a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

     Pursuant to provisions of the Advisory Agreement and the Sub-advisory Agreement, the Fund's Trustees have authorized the Adviser to cause the Fund to incur brokerage commissions in an amount higher than the lowest available rate in return for research services provided to the Adviser. The Adviser is of the opinion that the continued receipt of supplemental investment research services from brokers is essential to its provision of high quality portfolio management services to the Fund. The Adviser undertakes that such higher commissions will not be paid by the Fund unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which they exercise investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws, and (c) in the opinion of the Adviser, the total commissions paid by the Fund are reasonable in relation to the expected benefits to the Fund over the long term. The investment advisory fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Adviser's receipt of research services.

     The Adviser places portfolio transactions for other advisory accounts, including other investment companies. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of their accounts; not all of such services may be used by the Adviser in connection with the Fund. In the opinion of the Adviser, the benefits from research services to each of the accounts (including the Fund) managed by the Adviser cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

     The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser is the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.


     For the fiscal years ended May 31, 1995, 1996 and 1997, the Fund paid $937,870, $666,564 and $1,020,461, respectively, in brokerage commissions on portfolio transactions.



     Effective October 31, 1996, Morgan Stanley Group Inc. became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Discover & Co. became an affiliate of the Adviser. For the fiscal year ended May 31, 1997, the Fund paid Morgan Stanley Group Inc. or its affiliates $8,633 in brokerage commission representing 1% of transactions with affiliates to total commissions.


DETERMINATION OF NET ASSET VALUE

     The net asset value per share is determined as of the close of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York Time) on each business day on which the Exchange is open. The net asset value of Fund shares is computed by dividing the value of all securities plus other assets, less liabilities, by the number of shares outstanding, and adjusting to the nearest cent per share.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place on all business days in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and repurchases of its shares. There may be significant variations in the net asset value of Fund shares on days when net asset value is not calculated and on which shareholders cannot redeem on account of changes in prices of stocks traded in foreign stock markets.

     The Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the Exchange once on each day on which the Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities will be valued at fair value as determined in good faith by the Trustees.

     The net asset value of the Fund is computed by (i) valuing securities listed or traded on a national securities exchange at the last reported sale price, or if there has been no sale that day at the last reported bid price, using prices as of the close of trading on the Exchange, (ii) valuing unlisted securities for which over-the-counter market quotations are readily available at the most recent bid price as supplied by the National Association of Securities Dealers Automated Quotations ("NASDAQ") or by broker/dealers, and (iii) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Trustees. Options on stocks, options on stock indexes, and stock index futures contracts and options thereon, which are traded on exchanges, are valued at their last sale or settlement price as of the close of such exchanges, or, if no sales are reported, at the mean between the last reported bid and asked prices. Debt securities with a remaining maturity of 60 days or less are valued on an amortized cost basis which approximates market value.

     The assets belonging to the Class A shares, the Class B shares and the Class C shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class from the assets belonging to that class.

PURCHASE AND REDEMPTION OF SHARES

     The following information supplements the section in the Fund's Prospectus captioned "Purchase of Shares."


CLASS A SHARES -- REDUCED SALES CHARGES


     THE DEALER MUST NOTIFY THE DISTRIBUTOR AT THE TIME AN ORDER IS PLACED FOR A PURCHASE WHICH WOULD QUALIFY FOR THE REDUCED CHARGE ON THE BASIS OF PREVIOUS PURCHASES. SIMILAR NOTIFICATION MUST BE MADE IN WRITING WHEN SUCH AN ORDER IS PLACED BY MAIL. The reduced sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge will also not be applied should a review of the records of the Distributor or ACCESS fail to confirm the representations concerning the investor's holdings.

LETTER OF INTENT


     The Fund will shares totalling 5% of the dollar amount of the Letter of Intent to be held by ACCESS in the name of the shareholder. The Letter of Intent does not obligate the investor to purchase the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between sales charges otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrow shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the investor in shares of the Fund, the amount of excess sales charges, if any, paid during the thirteen-month period.


REDEMPTION OF SHARES

     Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

CONTINGENT DEFERRED SALES CHARGE -- CLASS A


     For purposes of the CDSC -- Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC -- Class A rather than a front-end load sales charge. In determining whether a CDSC -- Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC -- CLASS B AND C")


     As described in the Prospectus under "Purchase of Shares," redemptions of Class B shares and Class C shares will be subject to a CDSC. The CDSC -- Class B and C may be waived on redemptions of Class B shares and Class C shares in the circumstances described below:

     (a) Redemption Upon Disability or Death

     The Fund will waive the CDSC -- Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC -- Class B and C.

     In cases of disability or death, the CDSC -- Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC -- Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

     (b) Redemption in Connection with Certain Distributions from Retirement
Plans

     The Fund will waive the CDSC -- Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge will be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more of Van Kampen American Capital funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held onto the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC -- Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC -- Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.

     (c) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

     A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC -- Class B and C will be waived on redemptions made under the Plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC -- Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

     (d) Involuntary Redemptions of Shares in Accounts that Do Not Have the Required Minimum Balance

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC -- Class B and C upon such involuntary redemption.


     (e) Reinvestment of Redemption Proceeds in Shares of the Same Fund Within 180 Days After Redemption



     A shareholder who has redeemed Class C shares of a Fund may reinvest at net asset value, with credit for any CDSC -- Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC -- Class C to subsequent redemptions.


     (f) Redemption by Adviser

     The Fund may waive the CDSC -- Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

EXCHANGE PRIVILEGE

     The following supplements the discussion of "Shareholder
Services -- Exchange Privilege" in the Prospectus:

     By use of the exchange privilege, the investor authorizes ACCESS to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by ACCESS to be genuine. Van Kampen American Capital and its subsidiaries, including ACCESS, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen American Capital, ACCESS nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Van Kampen American Capital, ACCESS and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.

     For purposes of determining the sales charge rate previously paid on Class A shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchange security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

     Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

     A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund.

TAX STATUS OF THE FUND


     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has qualified and intends to continue to qualify each year and to elect to be treated as a regulated investment company under the Code. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) in each year, it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.


FUND PERFORMANCE


     The Fund's average annual total return (computed in the manner described in the Prospectus) for Class A shares of the Fund for (i) the one year period May 31, 1997 was 10.93%; (ii) the five year period ending May 31, 1997 was 10.21%; and (iii) the 5 year, 9 1/2 month period since August 5, 1991, the commencement of investment operations, through May 31, 1997 was 11.09%. The Fund's average annual total return (computed in the manner described in this Prospectus) for Class B shares of the Fund for (i) the one year period ending May 31, 1997 was 11.83%; (ii) the five year period ending May 31, 1997 was 10.45%; and (iii) the 5 year, 6 1/2 month period since November 15, 1991, the commencement of distribution for Class B shares of the Fund, through May 31, 1997 was 10.75%. The Fund's average annual total return for Class C shares of the Fund for (i) the one year period ending May 31, 1997 was 15.82% and (ii) the 3 year, 11 1/2 month period since June 21, 1993, the commencement of distribution for Class C shares of the Fund, through May 31, 1997 was 13.31%. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objectives and policies as well as the risks incurred in the Fund's investment practices. Future results will be affected by changes in the general level of prices of securities available for purchase and sale by the Fund.


     Total return is computed separately for Class A shares, Class B shares and Class C shares.

     The Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market; and (3) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return. Such illustrations may be in the form of charts or graphs and will not be based on historical returns experienced by the Fund.

     The Fund seeks to remain fully invested and diversified across many industries to attempt to achieve consistent performance. From time to time marketing materials may provide a portfolio manager update, an adviser update and/or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sector holdings and ten largest holdings. Materials may also mention how Van Kampen American Capital believes the Fund compares relative to other Van Kampen American Capital funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.

OTHER INFORMATION

CUSTODY OF ASSETS -- State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 serves as Custodian for the Trust. It is also anticipated that foreign sub-custodians will be used for certain of the Fund's investments in foreign securities. Any such sub-custodian shall be utilized pursuant to an agreement between the Custodian and the foreign sub-custodian that has been approved as required pursuant to Rule 17f-5 under the 1940 Act. The Custodian and sub-custodians generally domestically, and frequently abroad, do not actually hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities.

SHAREHOLDER REPORTS -- Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

INDEPENDENT ACCOUNTANTS -- Price Waterhouse LLP, 1201 Louisiana, Suite 2900, Houston, Texas 77002, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.

                      Report of Independent Accountants

To the Shareholders and Board of Trustees of Van Kampen American Capital Global Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Global Equity Fund (the "Fund"), a series of Van Kampen American Capital World Portfolio Series Trust, at May 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
July 14, 1997

                           Portfolio of Investments

                                 May 31, 1997

================================================================================
                                                      Number
Description                                         of Shares       Market Value
--------------------------------------------------------------------------------
Common Stocks 93.4%
Austria 0.1%
Scala ECE (b)......................................     1,289           $188,395
Slovenske Energeticke Strojarne (b)................    13,000            137,754
                                                                        --------
                                                                         326,149
                                                                        --------
Bermuda 0.0%
Applied International Holdings (b).................    20,000              1,600
                                                                        --------
Canada 4.1%
Abitibi Price, Inc. (b)............................     4,800             86,328
Agrium, Inc........................................     6,100             82,779
Alcan Aluminum.....................................     9,700            347,507
Avenor, Inc........................................     2,900             56,669
Bank of Montreal...................................    11,200            426,779
Bank of Nova Scotia................................     9,900            410,201
Barrick Gold Corp..................................    16,900            426,873
BCE, Inc...........................................    29,800            783,984
Bombardier, Inc., Class B..........................    13,300            279,149
Cae, Inc...........................................     5,400             42,404
Cameco Corp........................................     2,500             97,434
Canadian Imperial Bank.............................     8,500            205,164
Canadian Natural Resources (b).....................     4,700            123,308
Canadian Occidental Petroleum......................     6,200            140,226
Canadian Pacific...................................    14,800            393,110
Canadian Tire, Class A.............................     5,200             97,474
Cominco............................................     3,700            103,098
Corel Corp (b).....................................     3,000             17,696
Cott Corp..........................................     2,000             18,311
Dofasco, Inc.......................................     4,000             73,098
Domtar, Inc........................................     3,600             28,139
Echo Bay Mines.....................................     6,200             38,141
Gulf Canada Resource (b)...........................     9,700             87,754
Imasco.............................................    10,600            296,895
Imperial Oil.......................................     7,100            344,286
Inco...............................................     6,900            226,721


                                    B-30       See Notes to Financial Statements

                                 May 31, 1997

=========================================================================================
                                                                  Number
Description                                                    of Shares     Market Value
-----------------------------------------------------------------------------------------
Canada (Continued)
IPL Energy, Inc.............................................       2,300     $     72,744
Laidlaw, Inc., Class B Non Voting...........................      12,300          166,469
Loewen Group, Inc...........................................       2,600           85,807
Macmillan Bloedel...........................................       6,500           94,087
Magna International, Inc....................................       3,200          171,383
Methanex Corp. (b)..........................................       7,800           70,565
Molson Companies, Class A...................................       3,300           56,724
Moore Corp..................................................       5,100          113,686
Newbridge Networks Corp. (b)................................       6,500          258,739
Noranda, Inc................................................      10,700          238,518
Norcen Energy Resources.....................................       5,200          125,136
Northern Telecom............................................      10,300          861,377
Nova Corp...................................................      21,800          180,654
Petro.......................................................      12,400          215,387
Placer Dome, Inc............................................       9,400          171,101
Potash Corporation of Saskatchewan, Inc.....................       1,900          154,701
Power Corporation of Canada.................................       5,800          133,068
Provigo, Inc. (b)...........................................       5,200           28,038
Ranger Oil..................................................       8,400           88,152
Renaissance Energy (b)......................................       5,100          160,009
Repap Enterprises, Inc. (b).................................       5,100            2,178
Rogers Communications, Inc., Class B (b)....................       8,700           50,058
Royal Bank of Canada........................................      12,800          553,984
Seagram.....................................................      14,700          590,468
Talisman Energy, Inc. (b)...................................       5,200          169,921
Teck Corp., Class B Subordinated Voting.....................       4,700          104,089
Thomson Corp................................................      25,700          571,029
Transcanada Pipelines.......................................       9,500          183,578
Westcoast Energy, Inc.......................................       4,900           88,836
Weston George...............................................       2,700          163,169
                                                                                ---------
                                                                                1,157,183
                                                                                ---------
Czech Republic 0.0%
Prazske Pivovary............................................      24,000          144,260
                                                                                ---------

                                    B-31       See Notes to Financial Statements

                                 May 31, 1997

================================================================================
                                                        Number
Description                                            of Shares    Market Value
--------------------------------------------------------------------------------
France 5.0%
Accor.................................................     1,700     $   235,514
Air Liquide...........................................     2,850         436,783
Alcatel Alsthom.......................................     5,900         638,572
AXA-UAP...............................................    12,200         729,938
BIC...................................................     1,450         213,435
Bouygues..............................................     1,300         112,517
BQE National Paris....................................     8,550         350,759
Canal Plus............................................       950         160,894
Carrefour.............................................     1,500         984,484
Cie Bancaire..........................................     1,100         121,723
Cie De St Gobain......................................     3,400         469,262
Cie De Suez...........................................     5,650         288,048
Cie Fin Paribas.......................................     3,400         218,852
CSF Thomson...........................................     4,650         132,464
Danone................................................     3,050         458,984
Eaux Cie Generale.....................................     4,350         534,842
Eaux Cie Generale Warrants, expiring 5/21/02 (b)......     3,550           2,428
Elf Aquitaine.........................................    10,750       1,074,144
Erid Beghin Say.......................................     1,150         160,912
Essilor International.................................       425         107,748
Havas.................................................     2,600         175,146
L'Oreal...............................................     2,700         979,548
Lafarge...............................................     3,950         252,407
Legrand...............................................     1,200         193,052
LVMH (Moet Hennessy Louis Vuitton) (b)................     3,400         823,122
Lyonnaise des Eaux....................................     2,500         245,472
Michelin (CGDE), Class B..............................     5,950         324,877
Pernod Ricard.........................................     2,650         126,429
Peugeot...............................................     2,300         227,427
Pin Printemps Redo....................................       850         356,215
Promodes..............................................       800         270,841
Sagem.................................................       125          62,775
Saint Louis...........................................       425          97,959

                                    B-32       See Notes to Financial Statements

                                 May 31, 1997

================================================================================
                                                          Number
Description                                            of Shares    Market Value
--------------------------------------------------------------------------------
France (Continued)
Sanofi...............................................      4,200     $   364,389
Schneider............................................      6,000         288,124
Societe Generale.....................................      3,700         410,712
Sodexho Alliance.....................................        275         127,628
Total, Class B.......................................      9,450         864,060
Usinor Sacilor.......................................     10,350         155,216
                                                                     -----------
                                                                      13,777,702
                                                                     -----------
Germany 4.3%
Adidas...............................................      1,400         147,036
AGIV (b).............................................      1,350          24,803
Amb Aach & Mun Bet...................................        100          92,563
BASF.................................................     16,500         608,215
Bayerische...........................................     21,000         814,025
Bayerische Hypotheden-und-Wechsel-Bank...............      7,050         223,780
Bayerische Vereinsbank...............................      7,400         304,382
Beiersdorf, Class A..................................      2,450         130,449
Bilfinger & Berger BAU...............................      1,400          54,473
Brau Und Brunnen (b).................................        250          18,577
CKAG Colonia Konzern.................................        800          77,234
Continental..........................................      2,800          63,615
Daimler Benz.........................................     14,300       1,100,257
Degussa..............................................      2,500         121,482
Deutsche Telekom.....................................     60,000       1,330,525
Dresdner Bank........................................     12,450         435,615
Heidelberg Zement (b)................................      1,350         126,382
Hochtief.............................................      2,600         109,531
Karstadt.............................................        300         105,845
Klockner Humb Deut...................................      1,800          17,694
Linde................................................        300         206,249
Lufthansa............................................     10,800         171,943
Man..................................................        400         114,446
Mannesmann...........................................      1,050         426,365
Merck KGaA...........................................      4,550         187,021

                                    B-33       See Notes to Financial Statements

                                 May 31, 1997

================================================================================
                                                          Number
Description                                            of Shares    Market Value
--------------------------------------------------------------------------------
Germany (Continued)
Metro................................................      2,900     $   317,217
Muenchener Rueckversicherungs - Gesellschaft.........        200         509,040
Preussag.............................................        500         131,648
RWE..................................................      9,400         400,398
SAP..................................................      1,700         303,177
Schering.............................................      2,050         205,828
Siemens..............................................     16,000         901,808
Strabag (b)..........................................        100           8,484
Thyssen..............................................      1,100         249,722
Veba.................................................     14,000         791,294
Viag.................................................        800         364,168
Volkswagen...........................................        800         516,763
                                                                     -----------
                                                                      11,712,054
                                                                     -----------
Hong Kong 2.1%
Bank of East Asia (b)................................     22,600          82,251
Cathay Pacific Air...................................     85,000         127,799
Cheung Kong Holdings.................................     64,000         654,578
China Light & Power Co...............................     53,500         267,897
Chinese Estates Holdings.............................     48,000          48,629
Giordano International...............................     18,000          10,802
Hang Lung Development Co.............................     36,000          68,994
Hang Seng Bank.......................................     55,600         667,329
Hong Kong & China Gas Co. (ADR)......................     97,200         169,349
Hong Kong & Shang Hotels.............................     37,000          57,301
Hong Kong Aircraft...................................      5,600          17,092
Hong Kong Telecommunications.........................    314,000         694,986
Hopewell Holdings....................................    125,000          69,772
HSBC Holdings........................................      1,315          39,882
Hutchison Whampoa....................................     97,000         807,447
Hysan Development....................................     31,000         103,420
Johnson Electric Holdings (b)........................     11,500          33,913
Miramar Hotel & Investment...........................     17,000          32,361
Oriental Press Group.................................     42,000          14,364

                                    B-34       See Notes to Financial Statements

                                 May 31, 1997

========================================================================================
                                                                  Number
Description                                                    of Shares    Market Value
----------------------------------------------------------------------------------------
Hong Kong (Continued)
Peregrine Investment.........................................     11,000     $    19,591
Shangri-La Asia..............................................     46,000          58,179
Shun Tak Holdings............................................     48,000          31,593
Stelux Holdings International................................     30,000           5,653
Sth China Morn Pst...........................................     54,000          51,920
Sun Hung Kai Properties......................................     65,000         799,026
Swire Pacific, Class A.......................................     45,000         377,492
Television Broadcast.........................................     13,000          56,708
Wharf Holdings...............................................     63,000         282,132
Wing Lung Bank...............................................      5,280          30,323
Winsor Industrial............................................     10,000           2,181
                                                                             -----------
                                                                               5,682,964
                                                                             -----------
Hungary 0.1%
Tiszai Vegyi Kombinat Rt (GDR) (b)...........................     27,000         395,550
                                                                             -----------
Italy 1.8%
Assic Generali...............................................     26,500         453,539
BCA Comm Italiana............................................     42,000          82,664
BCO Ambros Veneto............................................     16,000          39,423
Benetton Group...............................................      5,500          76,928
Burgo Cartiere...............................................      5,000          29,154
Credito Italiano.............................................     72,500         107,823
Edison.......................................................     19,000          90,041
ENI..........................................................    229,000       1,141,993
Falck Acciaierie & Ferriere Lombarde.........................      5,000          19,254
Fiat.........................................................     97,000         318,000
Fiat Di Risp.................................................     22,000          38,561
Fiat Priv....................................................     33,000          55,797
IMI..........................................................     18,250         159,618
Impregilo (b)................................................     10,000           7,283
Instituto Bancario San Paolo.................................     25,000         157,204
Instituto Nazionale delle Assicurazioni......................    122,000         168,479
Italcementi..................................................      7,000          40,712
Italcementi Di Risp..........................................      4,500          11,088

                                    B-35       See Notes to Financial Statements

                                 May 31, 1997

========================================================================================
                                                                  Number
Description                                                    of Shares    Market Value
----------------------------------------------------------------------------------------
Italy (Continued)
Italgas........................................................   19,000     $    58,476
Magneti Marelli................................................   15,000          23,902
Mediaset.......................................................   34,500         148,429
Montedison (b).................................................   85,000          51,919
Montedison Di Risp (b).........................................   30,000          19,121
Olivetti & C. (b)..............................................  105,000          30,550
Parmalat Finanz (b)............................................   45,000          64,136
Pirelli........................................................   50,000         108,885
Ras............................................................    8,500          64,711
Rinascente LA..................................................    7,000          33,875
Sasib..........................................................    5,000          16,879
Sirti..........................................................    9,000          51,813
Snia BPD.......................................................   20,000          16,406
Societa Assicuratrice Industriale..............................    4,000          28,092
Telecom Italia Di Risp.........................................   45,000          98,793
Telecom Italia Mob.............................................  190,000         557,290
Telecom Italia Mob Di Risp.....................................   45,000          78,610
Telecom Italia Ord.............................................  185,000         509,325
                                                                             -----------
                                                                               4,958,773
                                                                             -----------
Japan 12.0%
Advantest......................................................    2,000         136,024
Ajinomoto Co., Inc.............................................   28,000         281,322
Aoki Corp. (b).................................................   13,000          15,629
Aoyama Trading Co..............................................    2,100          65,281
Asahi Bank.....................................................   22,000         143,770
Asahi Breweries................................................   15,000         204,809
Asahi Chemical Industry Co.....................................   45,000         250,408
Asahi Glass Co.................................................   43,000         417,261
Bank of Tokyo..................................................   42,600         738,961
Bridgestone Corp...............................................   16,000         361,357
Canon, Inc.....................................................   19,000         481,322
Casio Computer Co..............................................    9,000          70,794
Chiba Bank.....................................................   12,000          62,344

                                    B-36       See Notes to Financial Statements

\
                     Portfolio of Investments (Continued)

                                 May 31, 1997

========================================================================================
                                                                  Number
Description                                                    of Shares    Market Value
----------------------------------------------------------------------------------------
Japan (Continued)
Chiyoda Corp................................................       2,000     $     9,412
Chugai Pharm Co. (b)........................................      16,000         135,749
Dai Nippon Printing.........................................      20,000         400,172
Daiei, Inc. (b).............................................      18,000         117,475
Daikin Industries...........................................      15,000         145,556
Daiwa House Industries......................................      15,000         176,471
Daiwa Securities............................................      31,000         228,141
Denso Corp..................................................      19,000         474,796
East Japan Railway..........................................          90         444,397
Ebara Corp..................................................      11,000         159,639
Fanuc.......................................................       6,500         231,644
Fuji Bank...................................................      26,000         334,908
Fuji Photo Film Co..........................................      10,000         387,291
Fujitsu (b).................................................      39,000         475,569
Furukawa Electric...........................................      17,000         100,730
Hankyu Corp.................................................      21,000         109,103
Hazama Corp.................................................      15,000          28,338
Hitachi.....................................................      76,000         809,274
Honda Motor Co..............................................      20,000         587,377
Ind Bank Japan..............................................      22,000         264,491
Ito Yokado Co...............................................      10,000         570,202
Japan Air Lines Co. (b).....................................      53,000         224,835
Japan Energy Corp...........................................      38,000          95,286
Joyo Bank...................................................       8,000          39,158
Jusco Co....................................................       8,000         269,987
Kajima Corp.................................................      31,000         173,302
Kansai Electric Power.......................................      20,300         381,769
Kao Corp....................................................      28,000         379,906
Kawasaki Steel Corp.........................................      48,000         140,970
Kinki Nippon Railway........................................      37,000         222,095
Kirin Brewery Co............................................      31,000         306,140
Komatsu.....................................................      31,000         234,264
Kubota Corp.................................................      45,000         206,741

                                    B-37       See Notes to Financial Statements

                                 May 31, 1997

========================================================================================
                                                                  Number
Description                                                    of Shares    Market Value
----------------------------------------------------------------------------------------
Japan (Continued)
Kumagai Gumi Co.............................................      31,000     $    50,580
Kyocera Corp................................................       4,500         324,216
Kyowa Hakko Kogyo...........................................      15,000         106,655
Marubeni Corp...............................................      45,000         191,284
Marui Co....................................................       7,000         130,442
Matsushita Electric Industries..............................      45,000         846,286
Mitsubishi Chemical.........................................      45,000         136,797
Mitsubishi Corp.............................................      42,000         494,118
Mitsubishi Electric Corp....................................      53,000         300,386
Mitsubishi Estate...........................................      33,000         450,580
Mitsubishi Heavy Industries.................................      83,000         597,286
Mitsubishi Materials Corp...................................      31,000         120,060
Mitsubishi Trust & Banking Corp.............................      13,000         186,432
Mitsui & Co.................................................      45,000         398,025
Mitsui Engineering & Ship Building Co. (b)..................      31,000          57,235
Mitsui Trust & Banking Co...................................      13,000          97,793
Mitsukoshi..................................................      17,000         119,562
Murata Manufacturing Co.....................................       5,000         197,939
Mycal Corp..................................................      10,000         144,268
NEC Corp....................................................      31,000         431,258
NGK Insulators..............................................      15,000         146,844
Nippon Express Co...........................................      19,000         147,660
Nippon Fire & Marine Insurance..............................      15,000          71,232
Nippon Light Metal..........................................      15,000          58,609
Nippon Meat Packer..........................................      15,000         182,911
Nippon Oil Co...............................................      45,000         227,995
Nippon Steel Corp...........................................     170,000         497,810
Nippon Telegraph & Telephone Corp...........................         185       1,763,418
Nippon Yusen Kabushiki Kaisha...............................      45,000         185,487
Nissan Fire & Marine Insurance..............................       2,350          11,039
Nissan Motor Co.............................................      58,000         384,508
NKK Corp....................................................      89,000         175,019
Nomura Securities...........................................      39,000         462,173

                                    B-38       See Notes to Financial Statements

                                 May 31, 1997

========================================================================================
                                                                  Number
Description                                                    of Shares    Market Value
----------------------------------------------------------------------------------------
Japan (Continued)
Odakyu Electric Railway.......................................    18,000     $    99,699
Oji Paper Co..................................................    31,000         179,158
Osaka Gas Co..................................................    67,000         176,058
Penta Ocean Construction......................................    15,000          49,077
Pioneer Electronic............................................     5,000         123,658
Rohm Co.......................................................     2,000         207,814
Sakura Bank...................................................    34,000         203,504
Sanyo Electric Co.............................................    45,000         189,738
Secom Co......................................................     3,000         215,887
Sega Enterprises..............................................     3,000         100,472
Sekisui House.................................................    15,000         146,844
Sharp Corp....................................................    30,000         386,432
Shimano, Inc..................................................     4,000          76,599
Shimizu Corp..................................................    22,000         130,923
Shin Etsu Chemical Co.........................................     7,000         175,526
Shiseido Co...................................................     7,000         102,190
Shizuoka Bank.................................................    10,000          96,179
Showa Denko K.K. (b)..........................................    31,000          78,532
Softbank Corp.................................................       700          47,308
Sony Corp.....................................................     7,000         589,695
Sumitomo Bank.................................................    27,000         373,293
Sumitomo Chemical.............................................    61,000         252,486
Sumitomo Corp.................................................    31,000         274,195
Sumitomo Electric Industries..................................    21,000         330,013
Sumitomo Forestry.............................................     6,000          65,436
Sumitomo Metal Industries.....................................    78,000         198,935
Sumitomo Metal Mining Co......................................    15,000         104,465
Sumitomo Osaka Cement Co......................................    16,000          48,227
Taisei Corp...................................................    31,000         132,838
Taisho Pharmacy Co............................................     9,000         225,676
Takeda Chemical Industries....................................    19,000         481,322
Teijin........................................................    31,000         130,708
Tobu Railway Co...............................................    21,000          94,135

                                    B-39       See Notes to Financial Statements

                                 May 31, 1997

================================================================================
                                                          Number
Description                                            of Shares    Market Value
--------------------------------------------------------------------------------
Japan (Continued)
Tohoku Electric Power................................     10,900     $   186,269
Tokai Bank...........................................     22,000         180,988
Tokio Marine & Fire Insurance Co.....................     45,000         529,412
Tokyo Dome Corp......................................      3,000          45,084
Tokyo Electric Power.................................     28,300         539,511
Tokyo Electron.......................................      2,000         100,816
Tokyo Gas Co.........................................     61,000         155,577
Tokyu Corp...........................................     26,000         148,699
Toppan Printing Co...................................     21,000         288,536
Toray Industries, Inc................................     45,000         306,054
Toto.................................................     15,000         168,742
Toyobo Co............................................     31,000          78,798
Toyota Motor Corp....................................     70,000       2,007,729
Ube Industries.......................................     31,000          87,849
Yamaichi Securities Co...............................     31,000          87,849
Yasuda Trust & Banking...............................     15,000          45,084
                                                                     -----------
                                                                      32,834,396
                                                                     -----------
Netherlands 1.5%
ABN Amro Holdings....................................     18,800         347,152
Ahold Koninklijke....................................      2,300         174,549
Akzo Nobel...........................................      1,100         146,304
Elsevier.............................................      9,900         167,360
Getronics............................................      1,200          40,884
Heineken.............................................        700         118,372
ING Groep NV.........................................     10,922         482,329
KLM Royal Dutch Air Lines............................      1,300          37,529
Koninklijke KNP BT...................................      1,500          30,897
Koninklijke Nedlloyd.................................        400           9,800
OCE..................................................        302          39,350
Philips Electronic...................................      4,800         262,408
Royal Dutch Petroleum Co.............................      7,300       1,409,119
Royal PTT (ADR)......................................      6,400         223,709

                                    B-40       See Notes to Financial Statements

                                 May 31, 1997

================================================================================
                                                            Number
Description                                              of Shares  Market Value
--------------------------------------------------------------------------------
Netherlands (Continued)
Stork..................................................        500  $     22,107
Unilever...............................................      2,200       422,835
Wolters Kluwer.........................................      1,000       120,208
                                                                     -----------
                                                                       4,054,912
                                                                     -----------
Singapore 3.0%
City Developments......................................     85,000       790,394
Creative Technologies Corp. (b)........................      9,000       166,748
Cycle & Carriage.......................................     25,000       253,443
DBS Land...............................................     16,000        55,932
Development Bank of Singapore..........................     52,000       650,773
First Capital Corp.....................................     31,000        85,395
Fraser & Neave.........................................     32,000       255,051
Hai Sun Hup Group......................................     60,000        42,369
Hotel Properties.......................................     50,000        85,646
Inchcape Berhad........................................     21,000        77,816
Jurong Shipyard........................................     12,000        54,115
Keppel Corp............................................     77,000       355,310
Keppel Corp., Class A (b)..............................      4,750        21,918
Metro Holdings.........................................     12,000        38,593
Natsteel...............................................     36,000        94,637
Neptune Orient Lines...................................     92,000        82,976
Overseas Chinese Bank..................................     75,000       933,371
Overseas Union Enterprise..............................     16,000        76,627
Parkway Holdings.......................................     35,000       173,740
Robinson & Co..........................................      6,000        30,203
Shangri-La Hotel.......................................     17,000        51,108
Singapore Airlines.....................................     95,000       810,320
Singapore Press Holdings...............................     22,000       438,370
Singapore Technologies Industrial Corp.................     78,000       217,045
Singapore Telecommunications...........................    654,000     1,179,697
Straits Trading Co.....................................     37,000        86,401
United Industrial Corp.................................    151,000       122,464
United Overseas Bank...................................     87,000       894,148

                                    B-41       See Notes to Financial Statements

--------------------------------------------------------------------------------
                     Portfolio of Investments (Continued)
--------------------------------------------------------------------------------
                                 May 31, 1997

================================================================================
                                                            Number
Description                                              of Shares  Market Value
--------------------------------------------------------------------------------
Singapore (Continued)
United Overseas Land.....................................   58,000  $     90,834
                                                                    ------------
                                                                       8,215,444
                                                                    ------------
Spain 2.1%
Acerinox.................................................      500        84,740
Aguas De Barcelona.......................................    1,700        68,677
Argentaria Corp..........................................    5,120       255,008
Autopistas Cesa..........................................    8,200       100,969
BCO Bilbao Vizcaya.......................................    9,100       644,604
BCO Central Hispan.......................................    6,600       212,984
BCO Santander............................................    6,500       554,407
Corp Fin Alba............................................      600        65,993
Corporacion Mapfre.......................................    1,100        58,896
Dragados Y Construction..................................    2,300        44,549
Ebro Agricolas...........................................    2,000        38,323
Emp Nac Electricid (b)...................................   10,400       794,245
Empresa Nacl Celul.......................................      900        13,292
Ercros (b)...............................................    6,900         5,298
Fom Const Y Contra.......................................      600        66,782
Gas Natural SDG..........................................    1,500       285,971
Iberdrola................................................   37,700       462,905
Metrovacesa..............................................      900        34,989
Portland Valderriv.......................................      300        20,794
Repsol...................................................   12,200       510,584
Tabacalera, Class A......................................    1,500        76,162
Telefonica De Espana.....................................   38,000     1,096,154
Union Electrica Fenosa...................................   11,800       104,483
Uralita..................................................    2,100        20,338
Vallehermoso.............................................    1,700        42,923
Viscofan Envoltura.......................................      900        18,179
Zardoya Otis.............................................      400        50,083
                                                                    ------------
                                                                       5,732,332
                                                                    ------------
Sweden 2.0%
ABB, Class A.............................................   32,000       431,417

                                    B-42       See Notes to Financial Statements

                                 May 31, 1997

================================================================================
                                                            Number
Description                                              of Shares  Market Value
--------------------------------------------------------------------------------
Sweden (Continued)
AGA, Class A...........................................      2,700  $     36,227
AGA, Class B...........................................      4,700        61,848
Astra, Class A.........................................     60,000       967,592
Atlas Copco, Class A...................................      7,400       198,576
Electrolux, Class B....................................      2,900       172,851
Ericsson Telephonaktiebolaget LM, Class B (b)..........     36,800     1,291,361
Esselte, Class A.......................................      1,500        34,253
Granges (b)............................................      1,450        18,052
Hennes & Mauritz, Class B..............................      8,000       261,121
Securitas, Class B.....................................      3,600        89,638
Skand Enskilda Banking, Class A........................     21,100       217,773
Skandia Foersaekrings..................................      4,600       162,310
Skanska, Class B.......................................      4,900       197,234
SKF, Class B...........................................      4,800       110,847
Stora Kopparbergs, Class A.............................     12,200       180,217
Svenska Cellulosa, Class B.............................      7,500       157,234
Svenska Handelsbkn, Class A (b)........................      8,200       222,159
Swedish Match..........................................     18,800        61,121
Trelleborg, Class B....................................      5,300        91,966
Volvo..................................................     15,600       431,701
                                                                     -----------
                                                                       5,395,498
                                                                     -----------
Switzerland 2.9%
ABB....................................................        210       287,927
Adecco.................................................        420       157,752
Alusuisse Lonza Holdings...............................        130       122,529
Credit Suisse Group....................................      4,300       539,625
Georg Fischer..........................................         20        28,523
Holderbk Fn Glarus.....................................        160       140,300
Nestle.................................................        900     1,118,328
Novartis (b)...........................................      1,466     1,987,235
Roche Holdings Bearer..................................         37       485,880
Roche Holdings Genusscheine............................        158     1,403,304
Sairgroup (b)..........................................         80        81,446

                                    B-43       See Notes to Financial Statements

                                 May 31, 1997

================================================================================
                                                            Number
Description                                              of Shares  Market Value
--------------------------------------------------------------------------------
Switzerland (Continued)
Schw Bankgesellsch.....................................        480  $    525,953
Schweiz Bankverein (b).................................      1,730       415,278
SGS Holdings...........................................         40        88,534
SMH....................................................        120        70,743
Sulzer.................................................         90        70,785
Ubs Schw Bkgesell (b)..................................        500       109,433
Valora Holdings........................................        150        33,412
Zuerich Versicherun....................................      1,080       396,498
                                                                     -----------
                                                                       8,063,485
                                                                     -----------
Thailand 0.6%
Siam Cement Co.........................................     39,000       851,487
Telecomasia (b)........................................    135,000       153,971
Thai Military Bank Public Co...........................    501,600       618,061
                                                                     -----------
                                                                       1,623,519
                                                                     -----------
United Kingdom 7.8%
Abbey National.........................................     28,500       411,672
Arjo Wiggins Apple.....................................     14,200        38,560
Associated British Foods...............................     10,200        94,441
B.A.T Industries.......................................     63,100       565,144
Barclays...............................................     34,600       672,982
Bass...................................................     22,400       291,863
BG.....................................................     89,500       298,675
BICC...................................................     14,200        39,490
Blue Circle Industries.................................     26,400       181,725
BOC Group..............................................     14,200       238,564
Boots Co...............................................     22,400       259,434
BPB....................................................     14,200        80,257
British Aerospace......................................     10,200       207,404
British Airways........................................     24,400       283,396
British Petroleum......................................    115,900     1,384,050
British Sky Broadcast..................................     32,500       305,701
British Steel..........................................     40,700       100,868
British Telecommunications.............................    118,000       855,128

                                    B-44       See Notes to Financial Statements

                                 May 31, 1997

================================================================================
                                                          Number
Description                                            of Shares    Market Value
--------------------------------------------------------------------------------
United Kingdom (Continued)
BTR ................................................      85,400    $    278,008
Burmah Castrol .....................................       6,100         105,775
Cable & Wireless ...................................      50,900         415,493
Cadbury Schweppes ..................................      22,400         200,805
Caradon ............................................      14,670          51,116
Centrica (b) .......................................      89,500          92,970
Coats Viyella ......................................      18,300          36,223
Commercial Union ...................................      14,200         159,584
Courtaulds .........................................      10,200          56,064
De Lousiana Rue ....................................       2,000          16,031
EMI Group ..........................................      10,200         195,557
General Electric ...................................      59,000         336,840
GKN ................................................      12,200         211,150
Glaxo Wellcome .....................................      65,100       1,301,361
Granada Group ......................................      14,200         201,629
Grand Metropolitan .................................      44,700         415,338
Great University Stores ............................      24,400         257,451
Guardian Royal Exchange ............................      16,300          74,661
Guinness ...........................................      44,800         417,000
Hanson .............................................      12,200          63,066
Harrison & Crosfield ...............................      26,400          52,688
HSBC Holdings (ADR) ................................      44,700       1,333,761
Imperial Chemical Industries .......................      18,300         243,980
Ladbroke Group .....................................      24,400          91,804
Lasmo ..............................................      16,300          65,328
Legal & General Group ..............................      24,400         176,424
Lloyds TSB Group ...................................     111,900       1,125,315
Lonrho .............................................      16,300          36,130
Marks & Spencer ....................................      71,200         591,974
MEPC ...............................................      12,200         102,981
National Power .....................................      28,500         257,819
North West Water (b) ...............................      14,200         162,372
P & O Finance (b) ..................................      16,300         169,786

                                               See Notes to Financial Statements

                                 May 31, 1997

================================================================================
                                                          Number
Description                                            of Shares    Market Value
--------------------------------------------------------------------------------
United Kingdom (Continued)
Pilkington .........................................      30,500    $     62,367
Prudential Corp. ...................................      40,700         410,129
Rank Group .........................................      18,300         128,726
Redland ............................................      12,200          65,061
Reed International .................................      26,600         261,592
Reuters Holdings ...................................      34,600         388,281
Rexam ..............................................      12,200          57,278
Rio Tinto ..........................................      24,400         419,107
RMC Group ..........................................       6,100          91,106
Royal Bank Scot Group ..............................      10,200         100,448
Royal Sun Alliance .................................      28,500         214,927
Safeway ............................................      18,300         108,070
Sainsbury J Finance ................................      32,500         186,611
Schroders ..........................................       4,100         114,690
Scottish Power .....................................      20,300         127,186
Sears ..............................................      40,700          51,433
Sedgwick Group .....................................      12,200          24,947
Slough Estates .....................................      10,200          52,894
Smithkline Beecham .................................      50,900         875,117
Southern Electric ..................................      10,200          67,577
Tarmac .............................................      28,500          58,977
Taylor Woodrow .....................................      16,300          55,297
Tesco ..............................................      38,600         236,790
Thames Water .......................................      14,200         159,526
Thorn ..............................................      10,200          25,529
TI Group ...........................................      10,200          95,276
Unilever ...........................................      14,200         379,797
Vodafone Group .....................................      67,100         298,564
Zeneca Group .......................................      18,300         555,915
                                                                    ------------
                                                                      21,279,056
                                                                    ------------
United States 44.0%
Abbott Laboratories, Inc. (a) ......................      18,600       1,171,800
AirTouch Communications, Inc. (b) ..................      18,300         510,113

                                               See Notes to Financial Statements

                                 May 31, 1997

================================================================================
                                                          Number
Description                                            of Shares    Market Value
--------------------------------------------------------------------------------
United States (Continued)
Aluminum Company of America ........................       8,200    $    603,725
American Express Co. (a) ...........................      17,300       1,202,350
American Home Products Corp. .......................      14,600       1,113,250
American International Group, Inc. (a) .............      15,700       2,125,387
Amoco Corp. (a) ....................................      13,400       1,197,625
AMR Corp. (b) ......................................       8,200         814,875
Applied Materials, Inc. (b) ........................       5,400         352,350
AT&T Corp. (a) .....................................      41,800       1,541,375
Atlantic Richfield Co. .............................       4,300         625,650
Automatic Data Processing, Inc. ....................       8,200         402,825
BancOne Corp. ......................................      16,400         709,300
BankAmerica Corp. (a) ..............................      15,500       1,811,562
Bankers Trust New York Corp. .......................       2,500         211,563
Bell Atlantic Corp. (a) ............................      15,500       1,085,000
BellSouth Corp. ....................................      17,900         812,213
Boeing Co. (a) .....................................       9,700       1,020,925
Bristol-Myers Squibb Co. ...........................      13,000         953,875
Campbell Soup Co. ..................................       6,100         280,600
Caterpillar, Inc. ..................................       8,200         800,525
Chevron Corp. (a) ..................................      18,100       1,267,000
Chrysler Corp. .....................................      13,800         438,150
Chubb Corp. ........................................       8,200         500,200
CIGNA Corp. ........................................       3,500         608,125
Cisco Systems, Inc. (b) ............................      11,500         779,125
Citicorp (a) .......................................      13,300       1,521,187
Coca Cola Co. ......................................      63,100       4,306,575
Columbia / HCA Healthcare Corp. ....................      18,100         662,913
Consolidated Edison Co. ............................      16,400         477,650
Cooper Industries, Inc. ............................       8,200         418,200
Corning, Inc. ......................................       8,200         413,075
CSX Corp. ..........................................       5,900         312,700
Deere & Co. ........................................       4,100         209,613
Dow Chemical Co. ...................................      12,100       1,008,837

                                               See Notes to Financial Statements

                                 May 31, 1997

================================================================================
                                                          Number
Description                                            of Shares    Market Value
--------------------------------------------------------------------------------
United States (Continued)
DSC Communications Corp. (b) .......................       3,900    $     99,694
Du Pont (E. I.) de Nemours & Co. ...................      22,600       2,460,575
Duke Power Co. .....................................      16,400         738,000
Dun & Bradstreet Corp. .............................       6,200         161,975
Eastman Kodak Co. ..................................      16,400       1,359,150
Edison International ...............................       8,300         194,013
Electronic Data Systems Corp. ......................      13,700         512,038
Enron Corp. ........................................      11,300         460,475
Exxon Corp. ........................................      62,400       3,697,200
Federal National Mortgage Association ..............      27,900       1,217,137
First Data Corp. ...................................      11,600         464,000
Fleet Financial Group, Inc. ........................       7,700         470,663
FPL Group, Inc. ....................................      16,400         762,600
Gannett, Inc. ......................................       6,200         573,500
General Electric Co. ...............................      79,800       4,817,925
General Motors Corp. ...............................      26,500       1,517,125
General Reinsurance Corp. (b) ......................       2,700         473,175
Gillette Co. .......................................      11,500       1,022,062
Goodyear Tire & Rubber Co. .........................       8,200         479,700
H & R Block, Inc. ..................................       3,500         115,500
Harrahs Entertainment, Inc. (b) ....................       1,500          27,938
Heinz, H. J. & Co. .................................      15,600         670,800
Hewlett Packard Co. ................................      25,500       1,313,250
Home Depot, Inc. ...................................      15,500         976,500
Intel Corp. ........................................      15,400       2,333,100
International Business Machines Corp. ..............      31,600       2,733,400
International Paper Co. ............................      12,300         590,400
JC Penney, Inc. ....................................       9,900         509,850
Johnson & Johnson, Inc. ............................      33,300       1,993,837
JP Morgan & Co., Inc. ..............................       8,200         881,500
Kmart Corp. (b) ....................................       3,500          49,000
Korea Fund, Inc. ...................................     262,500       3,609,375
Latin American Discovery Fund, Inc. ................     157,300       2,929,712

                                               See Notes to Financial Statements

                                 May 31, 1997

================================================================================
                                                          Number
Description                                            of Shares    Market Value
--------------------------------------------------------------------------------
United States (Continued)
Lilly Eli & Co. (b) ................................      12,600    $  1,171,800
Limited, Inc. ......................................       6,100         123,525
Lucent Technologies, Inc. ..........................      15,700         998,912
McDonalds Corp. ....................................      20,500       1,030,125
Merck & Co., Inc. ..................................      29,900       2,687,262
Microsoft Corp. (b) ................................      27,300       3,385,200
Minnesota Mining & Manufacturing Co. ...............      14,000       1,284,500
Mobil Corp. ........................................      12,500       1,748,437
Monsanto Co. .......................................       5,300         233,200
Morgan Stanley Asia Pacific Fund, Inc. .............     300,000       3,150,000
Morgan Stanley India Investment Fund (b) ...........     174,100       1,958,625
Motorola, Inc. .....................................      16,300       1,081,912
NationsBank Corp. ..................................      16,400         965,550
Norfolk Southern Corp. .............................       6,300         611,888
Norwest Corp. ......................................      17,900         957,650
Novell, Inc. (b) ...................................      10,100          79,538
Nucor Corp. ........................................       3,700         218,300
Oracle Systems Corp. (b) ...........................      21,900       1,021,087
PepsiCo, Inc. ......................................      42,600       1,565,550
Pfizer, Inc. .......................................      15,300       1,573,987
PG&E Corp. .........................................      24,200         559,625
Philip Morris Cos., Inc. ...........................      48,900       2,151,600
PPG Industries, Inc. ...............................       5,400         313,875
Procter & Gamble Co. ...............................      20,900       2,881,587
Public Service Enterprise Group ....................      16,300         403,425
Rockwell International Corp. .......................      10,100         651,450
Salomon, Inc. ......................................       5,400         289,575
SBC Communications, Inc. ...........................      18,600       1,088,100
Schering Plough Corp. ..............................      12,500       1,134,375
Sears Roebuck & Co. ................................      15,400         756,525
Southern Co. .......................................      25,300         537,625
Sprint Corp. .......................................      15,300         747,788
SunTrust Banks, Inc. ...............................       8,200         437,675

                                               See Notes to Financial Statements

                                 May 31, 1997

================================================================================
                                                            Number
Description                                              of Shares  Market Value
--------------------------------------------------------------------------------
United States (Continued)
Tele-Communications International, Inc., Class A (b).....   25,700  $    388,713
Texas Instruments, Inc...................................    7,300       656,088
Texas Utilities Co.......................................   16,400       563,750
Time Warner, Inc.........................................   16,500       767,250
Toys R Us, Inc. (b)......................................    9,900       308,138
Travelers Group, Inc.....................................   11,666       640,172
Union Pacific Corp.......................................    7,900       535,225
Viacom, Inc., Class B (b)................................    9,500       282,031
Wal-Mart Stores, Inc.....................................   58,300     1,734,425
Walt Disney Co...........................................   17,900     1,465,562
Warner-Lambert Co........................................    4,200       423,150
Waste Management, Inc....................................   14,600       463,550
Wells Fargo & Co.........................................    2,300       606,050
Westinghouse Electric Corp...............................   22,000       445,500
Weyerhaeuser Co..........................................    8,300       413,963
Xerox Corp...............................................   10,000       677,500
                                                                    ------------
                                                                     120,656,747
                                                                    ------------
 Total Common Stocks.....................................            256,011,624
                                                                    ------------
Preferred Stocks 0.2%
France 0.0%
Casino Guichard Perrach..................................    3,400       153,143
Germany 0.2%
RWE......................................................    6,400       222,433
SAP, Non Voting (ADR)....................................    1,150       209,262
                                                                    ------------
                                                                         431,695
                                                                    ------------
 Total Preferred Stocks..................................                584,838
                                                                    ------------
Total Long-Term Investments 93.6% (Cost $230,596,409)....            256,596,462
                                                                    ------------

                                    B-50       See Notes to Financial Statements

--------------------------------------------------------------------------------
                     Portfolio of Investments (Continued)
--------------------------------------------------------------------------------
                                 May 31, 1997

================================================================================
Description                                                         Market Value
--------------------------------------------------------------------------------
Repurchase Agreement 3.7%
State Street Bank & Trust Co. ($10,223,000 par, collateralized by
U.S. Government obligations in a pooled cash account,
dated 05/30/97 to be sold on 06/02/97 at $10,227,260).............  $ 10,223,000
                                                                    ------------
Foreign Currency 0.6% (Various Denominations, Cost $1,545,888)....     1,550,824
                                                                    ------------
Other Assets in Excess of Liabilities 2.1%........................     5,693,631
                                                                    ------------
Net Assets 100.0%.................................................  $274,063,917
                                                                    ============

(a) Assets segregated as collateral for open futures and forward transactions.
(b) Non-income producing security as this security currently does not declare dividends.
ADR - American Depository Receipt
GDR - Global Depository Receipt

                                    B-51    See Notes to Financial Statements

                     Statement of Assets and Liabilities
                                 May 31, 1997

===================================================================================================
Assets:
Long-Term Investments, at Market Value (Cost $230,596,409)..........................   $256,596,462
Repurchase Agreements (Cost $10,223,000)............................................     10,223,000
Foreign Currency, at Market Value (Cost $1,545,888).................................      1,550,824
Cash................................................................................            241
Receivables:
  Securities Sold...................................................................      6,366,453
  Dividends.........................................................................        687,506
  Fund Shares Sold..................................................................        446,015
  Variation Margin on Futures.......................................................        145,656
  Interest..........................................................................          3,258
Forward Currency Contracts..........................................................      1,097,685
Other...............................................................................             16
                                                                                       ------------
  Total Assets......................................................................    277,117,116
                                                                                       ------------
Liabilities:
Payables:
  Securities Purchased..............................................................      1,823,802
  Fund Shares Repurchased...........................................................        523,314
  Distributor and Affiliates........................................................        240,562
  Investment Advisory Fee...........................................................        225,539
Accrued Expenses....................................................................        200,451
Deferred Compensation and Retirement Plans..........................................         39,531
                                                                                       ------------
  Total Liabilities.................................................................      3,053,199
                                                                                       ------------
Net Assets..........................................................................   $274,063,917
                                                                                       ============
Net Assets Consist of:
Capital.............................................................................   $209,367,174
Net Unrealized Appreciation on Securities...........................................     26,931,817
Accumulated Net Realized Gain on Securities.........................................     38,644,391
Accumulated Distributions in Excess of Net Investment Income........................       (879,465)
                                                                                       ------------
Net Assets..........................................................................   $274,063,917
                                                                                       ============
Maximum Offering Price Per Share:
  Class A Shares:
    Net asset value and redemption price per share
    (Based on net assets of $136,924,605 and 8,645,220
    shares of beneficial interest issued and outstanding............................   $      15.84
  Maximum sales charge (5.75%* of offering price)...................................            .97
                                                                                       ------------
  Maximum offering price to public..................................................   $      16.81
                                                                                       ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $124,096,728
    and 8,101,269 shares of beneficial interest issued and outstanding).............   $      15.32
                                                                                       ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $13,042,584
    and 843,377 shares of beneficial interest issued and outstanding)...............   $      15.46
                                                                                       ============

*On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements
                                    B-52

                           Statement of Operations

                       For the Year Ended May 31, 1997

======================================================================================
Investment Income:
Dividends (Net of foreign withholding taxes of $283,517).................  $ 3,102,509
Interest (Net of foreign withholding taxes of $132)......................      732,388
                                                                           -----------
 Total Income............................................................    3,834,897
                                                                           -----------
Expenses:
Investment Advisory Fee..................................................    2,342,104
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
 of $296,505, $1,048,239 and $107,844, respectively).....................    1,452,588
Shareholder Services.....................................................    1,224,045
Custody..................................................................      425,755
Legal....................................................................       18,378
Trustees Fees and Expenses...............................................       11,611
Amortization of Organizational Expenses..................................        1,964
Other....................................................................      319,443
                                                                           -----------
 Total Expenses..........................................................    5,795,888
 Less Expenses Reimbursed................................................        8,800
                                                                           -----------
 Net Expenses............................................................    5,787,088
                                                                           -----------
 Net Investment Loss.....................................................  $(1,952,191)
                                                                           ===========
Realized and Unrealized Gain/Loss on Securities:
Realized Gain/Loss on Securities:
 Investments.............................................................  $39,309,793
 Futures.................................................................      108,610
 Foreign Currency Transactions...........................................    2,694,435
                                                                           -----------
Net Realized Gain on Securities..........................................   42,112,838
                                                                           -----------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period.................................................   27,741,970
                                                                           -----------
 End of the Period:
  Investments............................................................   26,000,053
  Futures................................................................     (167,954)
  Forward Currency Contracts.............................................    1,097,685
  Foreign Currency Translation...........................................        2,033
                                                                           -----------
                                                                            26,931,817
                                                                           -----------
Net Unrealized Depreciation on Securities During the Period..............     (810,153)
                                                                           -----------
Net Realized and Unrealized Gain on Securities...........................  $41,302,685
                                                                           ===========
Net Increase in Net Assets from Operations...............................  $39,350,494
                                                                           ===========

                                    B-53       See Notes to Financial Statements

                      Statement of Changes in Net Assets

                  For the Years Ended May 31, 1997 and 1996

==============================================================================================
                                                                     Year Ended     Year Ended
                                                                   May 31, 1997   May 31, 1996
----------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Loss...........................................    $  (1,952,191)  $ (1,152,058)
Net Realized Gain on Securities...............................       42,112,838     14,354,171
Net Unrealized Appreciation/Depreciation on Securities
 During the Period............................................         (810,153)    18,388,865
                                                                  -------------  -------------
Change in Net Assets from Operations..........................       39,350,494     31,590,978
                                                                  -------------  -------------
Distributions in Excess of Net Investment Income*.............       (1,377,948)           -0-
Distributions from Net Realized Gain on Securities*...........       (6,599,826)    (3,883,160)
                                                                  -------------  -------------
Total Distributions...........................................       (7,977,774)    (3,883,160)
                                                                  -------------  -------------
Net Change in Net Assets from Investment Activities...........       31,372,720     27,707,818
                                                                  -------------  -------------
From Capital Transactions:
Proceeds from Shares Sold.....................................      127,851,283     97,189,154
Net Asset Value of Shares Issued Through Dividend Reinvestment        7,550,550      3,650,871
Cost of Shares Repurchased....................................     (101,392,502)   (51,230,990)
                                                                  -------------  -------------
Net Change in Net Assets from Capital Transactions............       34,009,331     49,609,035
                                                                  -------------  -------------
Total Increase in Net Assets..................................       65,382,051     77,316,853
Net Assets:
Beginning of the Period.......................................      208,681,866    131,365,013
                                                                  -------------  -------------
End of the Period (Including accumulated distributions in
 excess of net investment income of $879,465 and
 $297,886, respectively)......................................    $ 274,063,917   $208,681,866
                                                                  =============  =============

                                                                     Year Ended     Year Ended
*Distributions by Class                                            May 31, 1997   May 31, 1996
----------------------------------------------------------------------------------------------
Distributions in Excess of Net Investment Income:
 Class A Shares...............................................    $  (1,133,880)  $        -0-
 Class B Shares...............................................         (221,577)           -0-
 Class C Shares...............................................          (22,491)           -0-
                                                                  -------------  -------------
                                                                  $  (1,377,948)  $        -0-
                                                                  =============  =============
Distributions from Net Realized Gain on Securities:
 Class A Shares...............................................    $  (3,319,275)  $ (1,775,643)
 Class B Shares...............................................       (2,976,985)    (1,920,148)
 Class C Shares...............................................         (303,566)      (187,369)
                                                                  -------------  -------------
                                                                  $  (6,599,826)  $ (3,883,160)
                                                                  =============  =============

                                               See Notes to Financial Statements
                                     B-54

                             Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
================================================================================

                                                                            Year Ended May 31,
                                                            --------------------------------------------------
Class A Shares                                                 1997   1996(a)    1995(a)        1994   1993(a)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.................   $ 13.98    $11.79     $11.67     $ 10.76    $10.44
                                                            -------    ------     ------     -------    ------
  Net Investment Loss....................................     (.064)     (.04)      (.04)       (.06)    (.055)
  Net Realized and Unrealized Gain on
   Securities............................................     2.460     2.561        .42      1.0125     .7775
                                                            -------    ------     ------     -------    ------
Total from Investment Operations.........................     2.396     2.521        .38       .9525     .7225
                                                            -------    ------     ------     -------    ------
Less:
  Distributions in Excess of Net Investment Income.......      .137       -0-        -0-         -0-       -0-
  Distributions from and in excess of Net
   Realized Gain on Securities...........................      .401      .331        .26       .0425     .4025
                                                            -------    ------     ------     -------    ------
Total Distributions......................................      .538      .331        .26       .0425     .4025
                                                            -------    ------     ------     -------    ------
Net Asset Value, End of the Period.......................   $15.838    $13.98     $11.79     $ 11.67    $10.76
                                                            =======    ======     ======     =======    ======
Total Return (b).........................................     17.67%    21.85%      3.36%       9.17%     7.13%
Net Assets at End of the Period (In millions)............   $ 136.9    $106.7     $ 60.1     $  41.8    $ 12.7
Ratio of Expenses to Average Net Assets (c)..............      2.09%     2.22%      2.29%       2.46%     2.93%
Ratio of Net Investment Loss to Average Net
  Assets (c).............................................      (.46%)    (.30%)     (.35%)      (.46%)    (.57%)
Portfolio Turnover.......................................       144%       94%       120%        116%      120%
Average Commission Rate per Equity Share
  Traded (d).............................................   $ .0206    $.0199         --          --        --

(a)  Based on average month-end shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the year ended May 31, 1993, the Ratios of Expenses and Net Investment Loss to Average Net Assets would have been 3.28% and (.92%), respectively, had VKAC not reimbursed certain expenses of the Fund. The impact on the Ratios due to VKAC's reimbursement of certain expenses for other periods presented was less than 0.01%.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                    B-55       See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
================================================================================

                                                                                Year Ended May 31,
                                                              --------------------------------------------------
Class B Shares                                                    1997    1996(a)    1995(a)      1994   1993(a)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.....................  $ 13.53    $11.50     $11.48     $10.67    $10.46
                                                               -------    ------     ------     ------    ------
  Net Investment Loss........................................    (.139)     (.14)      (.13)      (.13)    (.135)
  Net Realized and Unrealized
    Gain on Securities.......................................    2.358     2.501        .41      .9825     .7475
                                                               -------    ------     ------     ------    ------
Total from Investment Operations.............................    2.219     2.361        .28      .8525     .6125
                                                               -------    ------     ------     ------    ------
Less:

  Distributions in Excess of Net Investment Income...........     .030       -0-        -0-        -0-       -0-
  Distributions from and in Excess of Net
    Realized Gain on Securities..............................     .401      .331        .26      .0425     .4025
                                                               -------    ------     ------     ------    ------
Total Distributions..........................................     .431      .331        .26      .0425     .4025
                                                               -------    ------     ------     ------    ------
Net Asset Value, End of the Period...........................  $15.318    $13.53     $11.50     $11.48    $10.67
                                                               =======    ======     ======     ======    ======
Total Return (b).............................................    16.83%    20.90%      2.62%      8.21%     6.15%
Net Assets at End of the Period (In millions)................   $124.1   $  92.8     $ 64.7     $ 48.8    $  6.9
Ratio of Expenses to Average Net Assets (c)..................     2.86%     2.99%      3.05%      3.21%     3.88%
Ratio of Net Investment Loss to Average Net
  Assets (c).................................................    (1.22%)   (1.11%)    (1.11%)    (1.19%)   (1.41%)
Portfolio Turnover...........................................      144%       94%       120%       116%      120%
Average Commission Rate per Equity Share
  Traded (d).................................................  $ .0206    $.0199         --         --        --

(a)  Based on average month-end shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the year ended May 31, 1993, the Ratios of Expenses and Net Investment Loss to Average Net Assets would have been 4.50% and (2.02%), respectively, had VKAC not reimbursed certain expenses of the Fund. The impact on the Ratios due to VKAC's reimbursement of certain expenses for the other periods presented was less than 0.01%.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.


                                    B-56       See Notes to Financial Statements

            The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

=========================================================================================================
                                                                                            June 21, 1993
                                                       Year Ended May 31,                   (Commencement
                                                --------------------------------         of Distribution)
Class C Shares                                     1997     1996(a)    1995(a)         to May 31, 1994(a)
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................................  $ 13.66   $ 11.61    $ 11.59                    $  10.29
                                                 -------   -------    -------                    --------
  Net Investment Loss..........................    (.137)     (.14)      (.13)                       (.13)
  Net Realized and Unrealized
    Gain on Securities.........................    2.372     2.521        .41                      1.4725
                                                 -------   -------    -------                    --------
Total from Investment Operations...............    2.235     2.381        .28                      1.3425
                                                 -------   -------    -------                    --------
Less:
  Distributions in Excess of Net
    Investment Income..........................     .030       -0-        -0-                         -0-
  Distributions from and in Excess of
    Net Realized Gain on Securities............     .401      .331        .26                       .0425
                                                 -------   -------    -------                    --------
Total Distributions............................     .431      .331        .26                       .0425
                                                 -------   -------    -------                    --------
Net Asset Value, End of the Period.............  $15.464   $ 13.66    $ 11.61                    $  11.59
                                                 =======   =======    =======                    ========
Total Return (b)...............................    16.82%    20.87%      2.60%                      13.06%*
Net Assets at End of the Period
  (In millions)................................  $  13.0   $   9.2    $   6.6                    $    5.1
Ratio of Expenses to Average
  Net Assets (c)...............................     2.87%     3.00%      3.05%                       3.21%
Ratio of Net Investment Loss
  to Average Net Assets (c)....................    (1.23%)   (1.10%)    (1.13%)                     (1.15%)
Portfolio Turnover.............................      144%       94%       120%                        116%
Average Commission Rate per
  Equity Share Traded (d)......................  $ .0206   $ .0199         --                          --


*Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Loss to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                    B-57       See Notes to Financial Statements

--------------------------------------------------------------------------------
                        Notes to Financial Statements
--------------------------------------------------------------------------------
                                 May 31, 1997
================================================================================

1. Significant Accounting Policies
Van Kampen American Capital Global Equity Fund (the "Fund") is organized as a series of Van Kampen American Capital World Portfolio Series Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide long-term growth of capital by investing in an internationally diversified portfolio of equity securities. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. The Fund commenced investment operations on August 5, 1991. The distribution of the Fund's Class B and Class C shares commenced on November 15, 1991 and June 21, 1993, respectively.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the last bid price. Fixed income investments are stated at value using market quotations. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securi-

--------------------------------------------------------------------------------
                  Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------
                                 May 31, 1997
================================================================================

ties only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Investment Income--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discount is amortized over the life of each applicable security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. Currency Translation--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Time. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

E. Organizational Expenses--The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of approximately $75,000. These costs were amortized over the 60 month period ended September 30, 1996.

F. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
     At May 31, 1997, for federal income tax purposes, cost of long- and short-term investments is $242,822,509; the aggregate gross unrealized appreciation is $31,431,024 and the aggregate gross unrealized depreciation is $4,953,516, resulting in net unrealized appreciation on investments, futures, forward currency contracts and foreign currency of $26,477,508.

G. Distribution of Income and Gains--The Fund declares and pays dividends annually from net investment income and from net realized gains on securities, if any. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign cur-

--------------------------------------------------------------------------------
                  Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------
                                 May 31, 1997
================================================================================

rencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes.
   Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, the following permanent differences between book and tax basis reporting for the 1997 fiscal year have been identified and appropriately reclassified as follows:
     Accumulated Undistributed Net Investment Income.... $ 2,748,560(a)(b)(c)
     Accumulated Net Realized Gain/Loss on Securities... $(2,679,453)(a)(b)
     Capital                                             $   (69,107)(c)

(a) Represents $2,694,435 of realized gains and losses on transactions in foreign currencies which are included as ordinary income for federal income tax purposes. These realized gains and losses are included in net realized gain/loss on securities for financial reporting purposes.

(b) Represents $14,982 of capital gains tax paid on a foreign equity security. This item is recognized as an expense for federal income tax purposes but as a component of realized loss for book purposes.

(c) Represents $69,107 of expenses recognized for financial reporting purposes, but which are not deductible for federal income tax purposes.

2. Investment Advisory Agreement and Other Transactions with Affiliates Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly. Investment advisory fees are calculated monthly, based on the average daily net assets of the Fund at the annual rate of 1.00%. On April 1, 1997, the Adviser entered into a subadvisory agreement with Morgan Stanley Asset Management Inc. (the "Subadviser") to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. Prior to April 1, 1997, the Fund's Subadviser was John Govett & Co., Ltd. The Adviser pays 50% of its investment advisory fee to the Subadviser.
     Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
     For the year ended May 31, 1997, the Fund recognized expenses of approximately $25,800 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost.
     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended May 31, 1997, the Fund recognized expenses of approximately $1,045,500, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.
     Additionally, for the year ended May 31, 1997, the Fund paid VKAC approximately $70,200 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in shareholder services resulting from the consolidation.

                                 May 31, 1997
================================================================================

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is equal to $2,500. The Adviser reimbursed the fund for these Plan expenses for the calendar year 1996.

     For the year ended May 31, 1997, the Fund paid brokerage commissions to Morgan Stanley Group Inc. of $8,633.

     At the end of the period, the Fund owned the following Morgan Stanley Funds which were managed by the Subadviser:

                                                                        Transactions During the Period
                                                                        ------------------------------
                                                                        % of       Cost of    Proceeds
                                                                  Net Assets     Purchases    of Sales
======================================================================================================
Latin America Discovery Fund, Inc................................      1.07%      $2,468,695        $0
Morgan Stanley Asia Pacific Fund, Inc............................      1.15%      $2,965,000        $0
Morgan Stanley India Investment Fund.............................      0.71%      $1,849,666        $0

     At May 31, 1997, VKAC owned 53,680 Class A shares of the Fund.


3. Capital Transactions

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

     At May 31, 1997, capital aggregated $103,173,521, $95,878,421 and
$10,315,232 for Classes A, B and C, respectively. For the year ended May 31, 1997, transactions were as follows:

                                                  Shares         Value
======================================================================
Sales:
     Class A...................................   6,134,539  $ 89,228,576
     Class B...................................   2,431,724    34,006,661
     Class C...................................     326,525     4,616,046
                                                  ---------  ------------
Total Sales....................................   8,892,788  $127,851,283
                                                  =========  ============
Dividend Reinvestment:
     Class A...................................     304,883  $  4,257,239
     Class B...................................     221,179     2,997,101
     Class C...................................      21,652       296,210
                                                  ---------  ------------
Total Dividend Reinvestment....................     547,714  $  7,550,550
                                                  =========  ============

--------------------------------------------------------------------------------
                  Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------
                                 May 31, 1997
================================================================================

                                      Shares           Value
------------------------------------------------------------
Repurchases:

     Class A....................  (5,426,393)  $ (79,299,631)
     Class B....................  (1,408,797)    (19,584,581)
     Class C....................    (176,672)     (2,508,290)
                                  ----------   -------------
Total Repurchases...............  (7,011,862)  $(101,392,502)
                                  ==========   =============

     At May 31, 1996, capital aggregated $89,022,332, $78,490,170 and
$7,914,448 for Classes A, B and C, respectively. For the year ended May 31, 1996, transactions were as follows:

                                      Shares           Value
------------------------------------------------------------
Sales:
     Class A....................   4,966,925   $  63,861,473
     Class B....................   2,370,872      29,925,908
     Class C....................     268,622       3,401,773
                                   ---------   -------------
Total Sales.....................   7,606,419   $  97,189,154
                                   =========   =============
Dividend Reinvestment:
     Class A....................     136,185   $   1,683,743
     Class B....................     150,464       1,807,274
     Class C....................      13,189         159,854
                                   ---------   -------------
Total Dividend Reinvestment.....     299,838   $   3,650,871
                                   =========   =============
Repurchases:
     Class A....................  (2,565,199)  $ (32,888,196)
     Class B....................  (1,288,844)    (16,089,389)
     Class C....................    (181,673)     (2,253,405)
                                   ---------   -------------
Total Repurchases...............  (4,035,716)  $ (51,230,990)
                                   =========   =============

     Class B and C shares are offered without a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                 May 31, 1997
================================================================================

                                                             Contingent Deferred
                                                                 Sales Charge
                                                             -------------------
Year of Redemption                                           Class B     Class C
================================================================================
First......................................................     5.00%     1.00%
Second.....................................................     4.00%     None
Third......................................................     3.00%     None
Fourth.....................................................     2.50%     None
Fifth......................................................     1.50%     None
Sixth and Thereafter.......................................     None      None

     For the year ended May 31, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $87,000 and CDSC on the redeemed shares of approximately $174,500. Sales charges do not represent expenses of the Fund.

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $338,593,160 and $315,447,959, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Futures Contracts-A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all the securities underlying the index or to manage the Fund's overall exposure to the equity markets.

     Upon entering into future contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period

                                 May 31, 1997
================================================================================
the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

     Transactions in futures contracts for the year ended May 31, 1997, were as follows:

                                                                      Contracts
===============================================================================
Outstanding at May 31, 1996...........................................        0
Futures Opened........................................................       50
Futures Closed........................................................      (25)
                                                                           ----
Outstanding at May 31, 1997...........................................       25
                                                                           ====

     The futures contracts outstanding as of May 31, 1997, and the description and unrealized depreciation are as follows:

                                                                     Unrealized
                                                        Contracts  Depreciation
===============================================================================
Long June 1997 CAC 40 Index Future Contracts
     (Current Notional Value of $513,400 per contract)....     25      $167,954
                                                             ====      ========

B. Forward Currency Contracts-These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency.

     At May 31, 1997, the Fund has outstanding forward currency contracts as follows:

                                                                      Unrealized
                                        Original       Current     Appreciation/
Description                                Value         Value      Depreciation
================================================================================
Long Contracts
British Pound Sterling,
     2,667,912 expiring 07/16/97...........$ 4,354,032   $ 4,359,896   $   5,864
German Mark,
     5,700,500 expiring 07/30/97...........  3,310,203     3,349,994      39,791
Japanese Yen,
     1,816,065,372 expiring
     07/18/97-01/26/98..................... 14,909,244    16,033,345   1,124,101

                                 May 31, 1997
===============================================================================

                                                                       Unrealized
                                            Original       Current  Appreciation/
Description                                    Value         Value   Depreciation

=================================================================================
Long Contracts (Continued)
Swiss Franc,
     2,783,100 expiring 08/18/97......... $ 2,000,000    $ 1,985,189    $ (14,811)
Short Contracts
British Pound Sterling,
     2,667,912 expiring 07/16/97.........   4,000,000      4,359,896     (359,896)
German Mark,
     11,401,560 expiring 07/30/97........   6,900,000      6,700,316      199,684
French Franc,
     45,948,432 expiring 09/15/97........   8,108,356      8,009,107       99,249
Japanese Yen,
     2,740,235,772 expiring
     07/18/97-01/26/98...................  24,141,822     24,082,060       59,762
Netherlands Guilder,
     3,454,320 expiring 08/18/97.........   1,820,267      1,806,622       13,645
Spanish Peseta,
     375,238,689 expiring 06/13/97.......   2,624,636      2,595,994       28,642
Swiss Franc,
     7,721,085 expiring 08/18/97.........   5,409,115      5,507,461      (98,346)
                                                                       ----------
                                                                       $1,097,685
                                                                       ==========

6. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended May 31, 1997, are payments to VKAC of approximately $908,900.

                      STATEMENT OF ADDITIONAL INFORMATION


         VAN KAMPEN AMERICAN CAPITAL GLOBAL GOVERNMENT SECURITIES FUND


     Van Kampen American Global Government Securities Fund (the "Fund") is a separate, non-diversified series of Van Kampen American Capital World Portfolio Series Trust (the "Trust"), an open-end management investment company. This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's Prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 or (800) 421-5666.


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
General Information.........................................  B-2
Investment Policies and Techniques..........................  B-2
Options, Futures Contracts and Related Options..............  B-3
Repurchase Agreements.......................................  B-11
Loans of Portfolio Securities...............................  B-11
Investment Restrictions.....................................  B-11
Trustees and Officers.......................................  B-14
Legal Counsel...............................................  B-21
Investment Advisory Agreements..............................  B-22
Distributor.................................................  B-23
Distribution and Service Plans..............................  B-23
Transfer Agent..............................................  B-24
Portfolio Transactions and Brokerage........................  B-24
Determination of Net Asset Value............................  B-25
Purchase and Redemption of Shares...........................  B-26
Exchange Privilege..........................................  B-28
Tax Status of the Fund......................................  B-29
Fund Performance............................................  B-29
Other Information...........................................  B-30
Report of Independent Accountants...........................  B-31
Financial Statements........................................  B-32
Notes to Financial Statements...............................  B-39



     THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED SEPTEMBER 28, 1997.

GENERAL INFORMATION


     Van Kampen American Capital World Portfolio Series Trust (the "Trust"), formerly known as American Capital World Portfolio Series was originally incorporated in Maryland on May 25, 1990. The Trust was reorganized under the laws of the State of Delaware as a business trust and adopted its current name as of August 31, 1995. The Trust is currently comprised of two series: Van Kampen American Capital Global Government Securities Fund (the "Fund") and Van Kampen American Capital Global Equity Fund.


     Van Kampen American Capital Asset Management, Inc. (the "Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), and ACCESS Investor Services, Inc. ("ACCESS") are wholly-owned subsidiaries of Van Kampen American Capital, Inc. ("VKAC"), which is an indirect wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The principal office of the Fund, the Adviser, the Distributor and VKAC is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

     Morgan Stanley, Dean Witter, Discover & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser ("MSAM" or the "Subadviser"), Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.


     VKAC offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to VKAC in more than 2 million investor accounts. VKAC has one of the largest research teams (outside of the rating agencies) in the country.



     As of September 15, 1997, no one person was known to own beneficially or to hold of record 5% or more of the outstanding shares of any class of the Fund except for those listed below:



                                                     AMOUNT OF
                                                    OWNERSHIP AT
                NAME AND ADDRESS                   SEPTEMBER 15,            CLASS
                    OF HOLDER                           1997              OF SHARES         PERCENT OWNERSHIP
                ----------------                   -------------          ---------         -----------------
Van Kampen American Capital Trust                      669,133              A                    21.43%
  Company                                            1,335,886              B                    18.49%
  2800 Post Oak Blvd.                                   37,588              C                     5.51%
  Houston, TX 77056
AM Council on Education Inc.                            63,627              C                     9.33%
  One DuPont Circle
  Washington, DC 20036
MLPF&S For The Sole Benefit of                         402,414              B                     5.57%
  its Customers                                         41,416              C                     6.07%
  Attn: Fund Administration
  4800 Deer Lake Dr. E. 3rd Fl.
  Jacksonville, FL 32246-6484


     Van Kampen American Capital Trust Company acts as custodian for certain employee benefit plans and independent retirement accounts.

INVESTMENT POLICIES AND TECHNIQUES

     The Fund's primary investment objective is to seek to provide a high level of current income. The Fund's secondary investment objectives are capital appreciation and protection of principal. The Fund seeks to achieve its investment objectives by investing primarily in an international portfolio of high quality foreign and U.S. Government bonds and by managing the maturity structure and currency exposure of its portfolio.

DESCRIPTION OF BOND RATINGS

     Moody's Investors Service, Inc. ("Moody's") rates the long-term debt securities issued by various entities from "Aaa" to "C". High quality ratings are as follows:

          Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater.

     Standard & Poor's Ratings Group ("S&P") rates the long-term debt securities of various entities in categories ranging from "AAA" to "D" according to quality. High quality ratings are as follows:

          AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong.

          AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree.

COMMERCIAL PAPER RATINGS

     Moody's employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protections; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     S&P ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. A -- Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.
A-2 -- Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS

     The Fund may engage in transactions in options, futures contracts and related options on futures contracts. Set forth below is certain additional information regarding options, futures contracts and related options. See Prospectus for further information.

WRITING CALL AND PUT OPTIONS

     Purpose. The principal reason for writing options is to obtain, through receipt of premiums, a greater current return or total return than would be realized on the underlying securities alone. Such returns could be expected to fluctuate because premiums earned from an option writing program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Writing options on portfolio securities is also likely to result in a substantially higher portfolio turnover rate.

     Writing Options. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. The Fund writes call options either on a covered basis, or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund owns or has the right to acquire the underlying subject to the call option. An option is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or liquid securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the writer (i.e., the seller) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would write put options only on a secured basis, which means that, at all times during the option period, the Fund would maintain in a segregated account with its Custodian cash or liquid securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously written by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could write options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as a writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a writer, but would provide an asset of equal value to its obligation under the option written. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has written, it will be required to maintain the securities subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

     The exercise price of call options may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current market value of the underlying securities or futures contracts at the time the options are written. The converse applies to put options.

     Risks of Writing Options. By writing a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

     The Fund may be purchased either listed or over-the-counter options.

FUTURES CONTRACTS

     The Fund may engage in transactions involving futures contracts and related options in accordance with rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempt from registration as a "commodity pool."

     The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, Foreign Government Securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale or a futures contract. Initially, the Fund is required to deposit with its Custodian in an account in the broker's name an amount of cash or liquid securities equal to a percentage (which may range upward from 5%) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund has purchased a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund with attendant transaction costs.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures or related options, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, currency or index, the risk of market distortion, the illiquidity risk and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities, currency or index, upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater (lesser) dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater (lesser) than the historical volatility of the securities, currency or index, underlying the futures contract. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities, currencies or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities, currencies or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between the movements in the futures contracts and movements in the securities or currencies underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments on variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a rise in interest rates, and interest rates instead fall, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described in the Prospectus, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.


     The Fund will not enter into a futures contract or related option (except for closing transactions) for other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The Fund's fundamental investment restrictions or certain state securities laws to which the Fund may be subject may further restrict the Fund's ability to engage in transactions in futures contracts and related options.


OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and write options on futures contracts. Options on futures contracts to be written or purchased by the Fund will be traded on United States or foreign exchanges or over-the-counter. An option on a futures contract gives the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purpose as it could sell, a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts would be intended to serve the same purpose as the actual purchase of the futures contract.

RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS

     In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Adviser will not purchase options on futures on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the level of the index or in the price of the underlying security, when the use of an option on a future would result in a loss to the Fund when the use of a future would not.

ADDITIONAL RISKS OF OPTIONS AND FUTURES TRANSACTIONS

     Each of the United States exchanges and boards of trade has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange or board of trade may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

FORWARD COMMITMENTS

     Relative to a Forward Commitment purchase, the Fund maintains a segregated account (which is marked to market daily) of cash or liquid securities (which may have maturities which are longer than the term of the Forward Commitment) with the Fund's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase continues. Since the market value of both the securities or currency subject to the Forward Commitment and the securities or currency held in the segregated account may fluctuate, the use of Forward Commitments may magnify the impact of interest rate changes on the Fund's net asset value.

     A Forward Commitment sale is covered if the Fund owns or has the right to acquire the underlying securities or currency subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which the Fund owns or has the right to acquire. In either circumstance, the Fund maintains in a segregated account (which is marked to market daily) either the security or currency covered by the Forward Commitment or cash or liquid securities (which may have maturities which are longer than the term of the Forward Commitment) with the Fund's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to sell continues. By entering into a Forward Commitment sale transaction, the Fund forgoes or reduces the potential for both gain and loss in the holding which is being hedged by the Forward Commitment sale.

RISK FACTORS APPLICABLE TO OPTIONS ON U.S. GOVERNMENT SECURITIES

     Treasury Bonds and Notes. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

     Treasury Bills. Because the deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian so that it will be treated as being covered.

     Mortgage-Related Securities. The following risk factors will be applicable to options on mortgage-related securities. Currently such options are only traded over-the-counter. Since the remaining principal balance of a mortgage-related security declines each month as a result of mortgage payments, the Fund as a writer of a mortgage-related call holding mortgage-related securities as "cover" to satisfy its delivery obligation in the event of exercise may find that the mortgage-related securities it holds no longer have a sufficient remaining principal balance for this purpose.

OPTIONS ON FOREIGN CURRENCIES

     The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which forward contracts or futures contracts on foreign currencies will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its Custodian.

     The value of foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

     The Fund also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

     Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Securities and Exchange Commission ("SEC"). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

REPURCHASE AGREEMENTS


     The Fund may enter into repurchase agreements with domestic or foreign banks or broker-dealers deemed to be creditworthy by the Adviser under guidelines approved by the Board of Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights. See "Investment Practices -- Repurchase Agreements" in the Prospectus for further information.


LOANS OF PORTFOLIO SECURITIES

     The Fund may lend portfolio securities to unaffiliated brokers, dealers and financial institutions provided that cash or liquid securities equal in value to 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is marked to market daily. While such securities are on loan, the borrower is required to pay the Fund any income accruing thereon. Furthermore, the Fund may invest the cash collateral in portfolio securities thereby increasing the return to the Fund as well as increasing the market risk to the Fund. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. However, should the Fund believe that lending securities is in the best interests of its shareholders, it would consider withdrawing it shares from sale in any such state.


     Loans would be made for short-term purposes and subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders, but any gain can be realized only if the borrower does not default. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan.


INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions which may not be changed without approval by the vote of a majority of its outstanding voting shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. These restrictions provide that the Fund shall not:

      1. Engage in the underwriting of securities of other issuers, except that the Fund may sell an investment position even though it may be deemed to be an underwriter under the federal securities laws.

      2. Purchase any security (other than obligations of the United States Government, its agencies, or instrumentalities) if more than 25% of its total assets (taken at current value) would then be invested in a single industry except that, if the value of securities owned by the Fund with remaining maturities of less than 13 months exceeds 35% of the value of the Fund's total assets, the Fund will invest at least 25% of its assets in securities issued by banks. Although this policy is not applicable to securities issued by government or political subdivisions because such issues are not members of any industry, the Fund does not intend to invest more than 25% of its total assets in the securities issued or guaranteed by any government (except U.S. Government, its agencies or instrumentalities).

      3. Borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than 10% of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds five percent of its net assets. Margin deposits or payments in connection with the writing of options, or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options, are not deemed to be a pledge or other encumbrance.

      4. Lend money except through the purchase of (i) United States and foreign government securities, commercial paper, bankers' acceptances, certificates of deposit and similar evidences of indebtedness, both foreign and domestic, and (ii) repurchase agreements; or lend securities in an amount exceeding 15% of the total assets of the Fund. The purchase of a portion of an issue of securities described under (i) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.

      5. Make short sales of securities, unless at the time of the sale it owns or has the right to acquire an equal amount of such securities; provided that this prohibition does not apply to the writing of options or the sale of forward contracts, futures, foreign currency futures or related options.

      6. Purchase securities on margin but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or maintenance margin in connection with forward contracts, futures, foreign currency futures or related options is not considered the purchase of a security on margin.

      7. Buy or sell real estate or interests in real estate including real estate limited partnerships, provided that the foregoing prohibition does not apply to a purchase and sale of publicly traded (i) securities which are secured by real estate, (ii) securities representing interests in real estate, and (iii) securities of companies principally engaged in investing or dealing in real estate.

      8. Make investments for the purpose of exercising control or management although the Fund retains the right to vote securities held by it, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      9. Invest in commodities or commodity contracts, except that the Fund may enter into transactions in options, futures contracts or related options including foreign currency futures contracts and related options and forward contracts.

     10. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts, forward contracts, forward commitments and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover".

     11. Write, purchase or sell puts, calls or combinations thereof, except that the Fund may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase and sell options to the extent that the premiums paid for all such options owned at any time do not exceed ten percent of its total assets and (c) engage in transactions in interest rate futures contracts and related options provided that such transactions are entered into for bona fide hedging purposes (or that the underlying commodity value of the Fund's long positions do not exceed the sum of certain identified liquid investments as specified in CFTC regulations), provided further that the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Fund's total assets, and provided further that the Fund may not enter into net aggregate long and short futures contracts or related options if more than 50% of the Fund's total assets would be so invested.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Fund is subject to the following policies which may be amended by the Trustees and which apply at the time of purchase of portfolio securities.

     1. The Fund may not invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     2. The Fund may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation.

     3. The Fund may not invest in securities of any company if any officer or trustee of the Trust or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     4. The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Fund may acquire securities of public companies which themselves are engaged in such activities.

     5. The Fund may not invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     6. The Fund may not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market. This policy includes repurchase agreements maturing in more than seven days and over-the-counter options held by the Fund and that portion of assets used to cover such options. This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1993 Act") which the Trustees or the Adviser under Board approved guidelines, may determine are liquid nor does it apply to other securities for which, notwithstanding legal or contractual restrictions on resale, a liquid market exists. Also excluded from this limitation on restricted securities are securities purchased by the Fund issued by other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

TRUSTEES AND OFFICERS


     The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and other executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with VK/AC Holding, Inc. ("VKAC Holding"), Van Kampen American Capital, Inc. ("Van Kampen American Capital" or "VKAC"), Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp."), Van Kampen American Capital Asset Management, Inc. ("Asset Management"), Van Kampen American Capital Distributors, Inc., the distributor of the Fund's shares (the "Distributor") and ACCESS Investors Services Inc., the Fund's transfer agent ("ACCESS"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding the Van Kampen American Capital Exchange Fund and the Common Sense Trust).


                                    TRUSTEES


                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee/Director of each of the
                                            funds in the Fund Complex.
Richard M. DeMartini*.....................  President and Chief Operating Officer, Dean Witter
Two World Trade Center                      Capital, a division of Dean Witter Reynolds Inc. Mr.
66th Floor                                  DeMartini is a Director of InterCapital Funds, Dean
New York, NY 10048                          Witter Distributors, Inc. and Dean Witter Trust Company.
Date of Birth: 10/12/52                     Trustee of the TCW/DW Funds. Director of the National
                                            Healthcare Resources, Inc. Formerly Vice Chairman of the
                                            Board of the National Association of Securities Dealers,
                                            Inc. and Chairman of the Board of the Nasdaq Stock
                                            Market, Inc. Trustee/Director of each of the funds in the
                                            Fund Complex.
Linda Hutton Heagy........................  Co-Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc. An executive recruiting and management consulting
Suite 7000                                  firm. Formerly, Executive Vice President of ABN AMRO,
Chicago, IL 60606                           N.A., a Dutch bank holding company. Prior to 1992,
Date of Birth: 06/03/48                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board, The
                                            International House Board and the Women's Board of the
                                            University of Chicago. Trustee/Director of each of the
                                            funds in the Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.


                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.
Jerome L. Robinson........................  President, Robinson Technical Products Corporation, a
115 River Road                              manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                         and equipment. Director, Pacesetter Software, a software
Date of Birth: 10/10/22                     programming company specializing in white collar
                                            productivity. Director, Panasia Bank. Trustee/Director of
                                            each of the funds in the Fund Complex.
Phillip B. Rooney.........................  Vice Chairman and Director of The Servicemaster Company,
One ServiceMaster Way                       a business and consumer services company. Director of
Downers Grove, IL 60515                     Illinois Tool Works, Inc., a manufacturing company; the
Date of Birth: 07/08/44                     Urban Shopping Centers Inc., a retail mall management
                                            company; and Stone Container Corp., a paper manufacturing
                                            company. Trustee, University of Notre Dame. Formerly,
                                            President and Chief Executive Officer, Waste Management
                                            Inc., an environmental services company, and prior to
                                            that President and Chief Operating Officer, Waste
                                            Management Inc. Trustee/Director of each of the funds in
                                            the Fund Complex.
Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, open-end funds advised by Van Kampen American
Date of Birth: 08/22/39                     Capital Management, Inc. and closed-end funds advised by
                                            Advisory Corp. Trustee/Director of each of the funds in
                                            the Fund Complex, open-end funds advised by Van Kampen
                                            American Capital Management, Inc. and closed-end funds
                                            advised by Advisory Corp.


---------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund and is an interested person of Asset Management with respect to certain funds advised by Asset Management by reason of his firm in the past acting as legal counsel to Asset Management. Mr. DeMartini is an interested person of the Fund and the Advisers by reason of his position with Dean Witter Capital and its affiliates.

                                    OFFICERS

     Messrs. McDonnell, Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.


                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Dennis J. McDonnell.........  President                     President and a Director of VKAC.
  Date of Birth: 05/20/42                                   President, Chief Operating Officer and a
                                                            Director of the Advisers. Director or
                                                            officer of certain other subsidiaries of
                                                            VKAC. Prior to November 1996, Executive
                                                            Vice President and a Director of VKAC
                                                            Holding. President of each of the funds in
                                                            the Fund Complex. President, Chairman of
                                                            the Board and Trustee of other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Peter W. Hegel..............  Vice President                Executive Vice President of the Advisers.
  Date of Birth: 06/25/56                                   Director of Asset Management. Officer of
                                                            certain other subsidiaries of VKAC. Vice
                                                            President of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Curtis W. Morell............  Vice President and Chief      Senior Vice President of the Advisers, Vice
  Date of Birth: 08/04/46     Accounting Officer            President and Chief Accounting Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

Ronald A. Nyberg............  Vice President and Secretary  Executive Vice President, General Counsel
  Date of Birth: 07/29/53                                   and Secretary of VKAC. Executive Vice
                                                            President, General Counsel, Assistant
                                                            Secretary and a Director of the Advisers
                                                            and the Distributor. Executive Vice
                                                            President, General Counsel and Assistant
                                                            Secretary of ACCESS. Director or officer of
                                                            certain other subsidiaries of VKAC.
                                                            Director of ICI Mutual Insurance Co., a
                                                            provider of insurance to members of the
                                                            Investment Company Institute. Prior to
                                                            November 1996, Executive Vice President,
                                                            General Counsel and Secretary of VKAC
                                                            Holding. Vice President and Secretary of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Don G. Powell                                               Chairman, President, Chief Executive
2800 Post Oak Blvd.                                         Officer and a Director of VKAC. Chairman,
Houston, TX 77056                                           Chief Executive Officer and a Director of
  Date of Birth: 10/19/39                                   the Advisers and the Distributor. Chairman
                                                            and a Director of ACCESS. Director or
                                                            officer of certain other subsidiaries of
                                                            VKAC. Chairman of the Board of Governors
                                                            and the Executive Committee of the
                                                            Investment Company Institute. Prior to
                                                            November, 1996, President, Chief Executive
                                                            Officer and a Director of VKAC Holding.
                                                            President, Chief Executive Officer and a
                                                            Trustee/Director of certain investment
                                                            companies advised by Asset Management and
                                                            prior to July 1996, President, Chief
                                                            Executive Officer and a Trustee of the
                                                            funds in the Fund Complex and closed-end
                                                            investment companies advised by Advisory
                                                            Corp.

Alan T. Sachtleben..........  Vice President                Executive Vice President of the Advisers.
  Date of Birth: 04/20/42                                   Director of Asset Management. Director or
                                                            officer of certain other subsidiaries of
                                                            VKAC. Vice President of each of the funds
                                                            in the Fund Complex and certain other
                                                            investment companies advised by the
                                                            Advisers or their affiliates.

Paul R. Wolkenberg..........  Vice President                Executive Vice President of the VKAC, the
  Date of Birth: 11/10/44                                   Advisers and the Distributor. President,
                                                            Chief Executive Officer and a Director of
                                                            ACCESS. Director or officer of certain
                                                            other subsidiaries of VKAC. Vice President
                                                            of each of the funds in the Fund Complex
                                                            and certain other investment companies
                                                            advised by the Advisers or their
                                                            affiliates.

Edward C. Wood III..........  Vice President and Chief      Senior Vice President of the Advisers. Vice
  Date of Birth: 01/11/56     Financial Officer             President and Chief Financial Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

John L. Sullivan............  Treasurer                     First Vice President of the Advisers.
  Date of Birth: 08/20/55                                   Treasurer of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Tanya M. Loden..............  Controller                    Vice President of the Advisers. Controller
  Date of Birth: 11/19/59                                   of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or the affiliates.

                                      POSITIONS AND                         PRINCIPAL OCCUPATIONS
        NAME AND AGE                OFFICES WITH FUND                        DURING PAST 5 YEARS
       -------------                -----------------                       ---------------------
Nicholas Dalmaso.............  Assistant Secretary          Vice President and Assistant Secretary of VKAC. Vice
  Date of Birth: 03/01/65                                   President and Assistant Secretary of the Advisers and
                                                            the Distributor. Officer of certain other subsidiaries
                                                            of VKAC. Assistant Secretary of each of the funds in
                                                            the Fund Complex and other investment companies
                                                            advised by the Advisers or the affiliates.
Huey P. Falgout, Jr..........  Assistant Secretary          Assistant Vice President and Senior Attorney of VKAC.
  Date of Birth: 11/15/63                                   Assistant Vice President and Assistant Secretary of
                                                            the Advisers, the Distributor and ACCESS. Officer of
                                                            certain other subsidiaries of VKAC. Assistant
                                                            Secretary of each of the funds in the Fund Complex and
                                                            other investment companies advised by the Advisers or
                                                            the affiliates.
Scott E. Martin..............  Assistant Secretary          Senior Vice President, Deputy General Counsel and
  Date of Birth: 08/20/56                                   Assistant Secretary of VKAC. Senior Vice President,
                                                            Deputy General Counsel and Secretary of the Advisers,
                                                            the Distributor and ACCESS. Officer of certain other
                                                            subsidiaries of VKAC. Prior to November 1996, Senior
                                                            Vice President, Deputy General Counsel and Assistant
                                                            Secretary of VKAC Holding. Assistant Secretary of each
                                                            of the funds in the Fund Complex and other investment
                                                            companies advised by the Advisers or the affiliates.
Weston B. Wetherell..........  Assistant Secretary          Vice President, Associate General Counsel and
  Date of Birth: 06/15/56                                   Assistant Secretary of VKAC, the Advisers and the
                                                            Distributor. Officer of certain other subsidiaries of
                                                            VKAC. Assistant Secretary of each of the funds in the
                                                            Fund Complex and other investment companies advised by
                                                            the Advisers or the affiliates.
Steven M. Hill...............  Assistant Treasurer          Assistant Vice President of the Advisers. Assistant
  Date of Birth: 10/16/64                                   Treasurer of each of the funds in the Fund Complex and
                                                            other investment companies advised by the Advisers or
                                                            the affiliates.
M. Robert Sullivan...........  Assistant Controller         Assistant Vice President of the Advisers. Assistant
  Date of Birth: 03/30/33                                   Controller of each of the funds in the Fund Complex
                                                            and other investment companies advised by the Advisers
                                                            or the affiliates.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 65 operating funds in the Fund Complex. For purposes of the following compensation and benefits discussion, the Fund Complex is divided into the following three groups: the funds advised by Asset Management (the "AC Funds"), the funds advised by Advisory Corp. excluding funds organized as series of the Morgan Stanley Fund, Inc. (the "VK Funds") and the funds advised by Advisory Corp. organized as series of the Morgan Stanley Fund, Inc. (the "MS Funds"). Each trustee/director who is not an affiliated person of VKAC, the Advisers, the Distributor, ACCESS or Morgan Stanley (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Each of the AC Funds and VK Funds provides a retirement plan to its

Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.


     The compensation of each Non-Affiliated Trustee from the AC Funds includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     The compensation of each Non-Affiliated Trustee from each VK Fund includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     The compensation of each Non-Affiliated Trustee from the MS Funds is intended to be based generally on the compensation amounts and methodology used by such funds prior to their joining the current Fund Complex on July 2, 1997. Each trustee/director was elected as a director of the MS Funds on July 2, 1997. Prior to July 2, 1997, the MS Funds were part of another fund complex (the "Prior Complex") and the former directors of the MS Funds were paid an aggregate fee allocated among the funds in the Prior Complex that resulted in individual directors receiving total compensation between approximately $8,000 to $10,000 from the MS Funds during such funds' last fiscal year.



     The trustees/directors are currently in the process of reviewing and seeking to standardize compensation and benefits across the Fund Complex.



     The trustees/directors approved an aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. For the calendar year ended December 31, 1996, certain trustees/directors received aggregate compensation from the funds in the Fund Complex over $84,000 due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. In addition, each of Advisory Corp. or Asset Management, as the case may be, agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.


     Each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.


     Each AC Fund and VK Fund has adopted a retirement plan. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year. Asset Management has reimbursed each AC Fund for the expenses related to the retirement plan through December 31, 1996.


     Additional information regarding compensation and benefits for trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the Fund's most recently completed fiscal year or the Fund Complex' most recently completed calendar year ended December 31, 1996.


                               COMPENSATION TABLE



                                                                                                                    TOTAL
                                                                                                                COMPENSATION
                         YEAR FIRST                                     PENSION OR        ESTIMATED MAXIMUM    BEFORE DEFERRAL
                        APPOINTED OR      AGGREGATE COMPENSATION    RETIREMENT BENEFITS    ANNUAL BENEFITS        FROM FUND
                       ELECTED TO THE    BEFORE DEFERRAL FROM THE   ACCRUED AS PART OF    FROM THE FUND UPON    COMPLEX PAID
       NAME(1)              BOARD                FUND(2)                EXPENSES(3)         RETIREMENT(4)       TO TRUSTEE(5)
       -------         --------------    ------------------------   -------------------   ------------------   ---------------
J. Miles Branagan*          1991                   $1,534                    691                 2,500            $104,875
Linda Hutton Heagy*         1995                   $1,534                     69                 2,500             104,875
Dr. Roger Hilsman           1991                   $  764                  1,452                 1,500             103,750
R. Craig Kennedy*           1995                   $1,534                     45                 2,500             104,875
Donald C. Miller            1995                   $  764                      0                     0             104,875
Jack E. Nelson*             1995                   $1,284                    314                 2,500              97,875
Jerome L. Robinson*         1995                   $1,534                      0                     0             101,625
Phillip B. Rooney*          1997                   $  260                      0                 2,500                   0
Dr. Fernando Sisto*         1991                   $1,534                  1,661                 2,500             104,875
Wayne W. Whalen*            1995                   $1,534                    218                 2,500             104,875
William S. Woodside         1991                   $  764                  3,176                 1,500             104,875


---------------

* Currently a member of the Board of Trustees. Mr. Phillip B. Rooney became a member of the Board of Trustees effective April 14, 1997 and thus does not have a full fiscal year of information to report.



(1) Persons not designated by an asterisk are not currently members of the Board of Trustees, but were members of the Board of Trustees during the Fund's most recently completed fiscal year. Messrs. Hilsman, Miller and Woodside retired from the Board of Trustees on December 31, 1996. Messrs. DeMartini, McDonnell and Powell, also trustees of the Fund during all or a portion of the Fund's last fiscal year, are not included in the compensation table because they are affiliated persons of the Advisers and are not eligible for compensation or retirement benefits from the Fund.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Fund's fiscal year ended May 31, 1997. The following trustees deferred compensation from the Fund during the fiscal year ended May 31, 1997: Mr. Branagan, $902; Ms. Heagy, $930; Mr. Kennedy, $260; Mr. Miller, $632; Mr. Nelson, $1,152; Mr. Robinson, $1,110; and Mr. Whalen, $1,152. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective

Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Fund as of May 31, 1997 is as follows: Mr. Branagan, $904; Mr. Gaughan, $0; Ms. Heagy, $1,659; Mr. Kennedy, $1,085; Mr. Miller, $1,344; Mr. Nelson, $1,922; Mr. Robinson, $1,878; Mr. Sisto, $4,741; and Mr. Whalen, $2,060. The deferred compensation plan is described above the Compensation Table.


(3) The amounts shown in this column represent the Retirement Benefits accrued by the Fund during its fiscal year ended May 31, 1997. The retirement plan is described above the Compensation Table.


(4) For Messrs. Hilsman, Miller and Woodside, this is the actual annual benefits payable by the Fund in each year of the 10-year period since such trustee's retirement. For the remaining trustees, this is the estimated maximum annual benefits payable by the Fund in each year of the 10-year period commencing in the year of such trustee's retirement from the Fund assuming: the trustee has 10 or more years of service on the Board of Trustees (including years of service prior to the adoption of the retirement plan) and retires at or after attaining the age of 60. Trustees retiring prior to the age of 60 or with fewer than 10 years of service for the Fund may receive reduced retirement benefits from the Fund. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap or if the trustee is not fully vested at the time of retirement.



(5) The amounts shown in this column represent the aggregate compensation paid by all 51 operating investment companies in the Fund Complex as of December 31, 1996 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year-ends, the amounts shown in this column are presented on a calendar year basis. As described in the narrative preceding the table, the Fund Complex has increased in size since December 31, 1996. It is likely the aggregate compensation for the calendar year ending December 31, 1997 will be higher due to the increase in the size of the Fund Complex. As of the date of this Statement of Additional Information, the trustees/ directors are in the process of reviewing and seeking to standardize compensation and benefits across the Fund Complex. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1996. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap covered the period July 22, 1995 through December 31, 1996. For the calendar year ended December 31, 1996, certain trustees received compensation over $84,000 in the aggregate due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell, Powell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $243,375 during the calendar year ended December 31, 1996.



     As of September 15, 1997, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


LEGAL COUNSEL

     Skadden, Arps, Slate, Meagher & Flom (Illinois).

INVESTMENT ADVISORY AGREEMENTS

     The Trust and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Trust retains the Adviser to manage the investment of its assets place orders for the purchase and sale of its portfolio securities. The Adviser is responsible for obtaining and evaluating economic, statistical and financial data and for formulating and implementing investment programs in furtherance of the Fund's investment objectives. The Adviser also furnishes at no cost to the Fund (except as noted herein) the services of sufficient executive and clerical personnel for the shareholder reports, and notices and proxy solicitation materials. In addition, the Adviser furnishes at no cost to the Fund the services of a President of the Fund, one or more Vice Presidents as needed, and a Secretary.


     The Adviser has entered into a subadvisory agreement (the "Sub-advisory Agreement") with the Subadviser to assist it in performing its investment advisory functions. The Subadviser, subject to overall supervision by the Adviser and the Trustees, is responsible for recommending an optimal asset allocation and currency exposure of the Fund's assets of among various markets and for recommending particular securities in such markets. The Adviser and Subadviser are hereinafter sometimes referred to as the "Adviser."


     Under the Advisory Agreement, the Trust bears the cost of its accounting services, which includes maintaining its financial books and records and calculating its daily net asset value. The costs of such accounting services include the salaries and overhead expenses of the Trust's Treasurer or other principal financial officer and the personnel operating under his direction. Charges are allocated among the investment companies advised or subadvised by the Adviser. A portion of these amounts were paid to the Adviser or its parent in reimbursement of personnel, office space, facilities and equipment costs attributable to the provision of accounting services to the Trust. The services provided by the Adviser are at cost. The Trust also pays shareholder service agency fees, distribution fees, custodian fees, legal and auditing fees, the costs of reports to shareholders and all other ordinary expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted without willful misfeasance, bad faith, negligence or reckless disregard of its obligations.

     Under the Advisory Agreement, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed at the annual rate of .75% of average daily net assets of the Fund. For its services, the Subadviser receives from the Adviser a fee at the annual rate of 50% of the compensation received by the Adviser.

     The average net asset value for purposes of computing the advisory fee is determined by taking the average of all determinations of the net asset value for each business day during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month. The fee payable to the Adviser will be reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority-owned subsidiary of VK/AC Holding, Inc. in connection with the purchase and sale of portfolio investments of the Trust less any direct expenses incurred by such subsidiary of VK/AC Holding, Inc. in connection with obtaining such payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Trust's benefit, and to advise the Trustees of the Trust of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any direct or indirect majority-owned subsidiary of VK/AC Holding, Inc. to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.

     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Trust for any fiscal year should exceed the most restrictive expense limitation applicable in the states where the Trust's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if the amount of such excess exceeds the Adviser's monthly compensation, the Adviser will pay the Trust an amount sufficient to make up the deficiency, subject to readjustment during the Trust's fiscal year. Ordinary business expenses include the investment advisory fee and other operating costs paid by the Trust except (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement and (4) payments made by the Fund pursuant to its distribution plans.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.



     During the fiscal years ended May 31, 1995, 1996 and 1997 the Adviser received $1,568,102, $1,254,494 and $918,419, respectively, in advisory fees from the Fund. For such periods the Fund paid $28,800, $31,987 and $25,800, respectively, for accounting services.



     Pursuant to the Advisory Agreement, the Trust has agreed to indemnify the Adviser against any taxes imposed by the United Kingdom on the Trust for its investment related activities as contemplated in each Agreement. The Adviser may not be indemnified, however, with respect to any liabilities incurred by such party's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement or to the Trust.


DISTRIBUTOR


     The Distributor acts as the principal underwriter of the Trust's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Funds as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs, including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a) by the Fund's Trustees or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.



                                                                                         AMOUNTS
                                                                TOTAL UNDERWRITING       RETAINED
                                                                   COMMISSIONS        BY DISTRIBUTOR
                                                                ------------------    --------------
Fiscal Year Ended May 31, 1997..............................         $ 23,871            $    -0-
Fiscal Year Ended May 31, 1996..............................         $178,914            $100,311
Fiscal Year Ended May 31, 1995..............................         $148,018            $ 16,151


DISTRIBUTION AND SERVICE PLANS

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     For the fiscal year ended May 31, 1997, the Fund's aggregate expenses under the Plans for Class A shares were $79,247 or 0.25%, of the Class A shares' average daily net assets. For the fiscal year ended May 31, 1997, the Fund's aggregate expenses under the Class B Plan were $803,246 or 1.00% of the Class B shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $586,056 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B shares of the Fund and $217,190 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal year ended May 31, 1997, the Fund's aggregate expenses under the Plans for Class C shares were $77,869 or 1.00% of the Class C shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $4,391 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C shares of the Fund and $69,088 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Plan.


TRANSFER AGENT


     During the fiscal year ended May 31, 1995, 1996 and 1997, ACCESS, shareholder service agent and dividend disbursing agent for the Fund, received fees aggregating $399,072, $357,968 and $282,776, respectively, for these services. These services are provided at cost plus a profit.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. It is the policy of the Adviser to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Fund may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the Adviser seeks the best security price at the most favorable commission rate. In selecting broker/dealers and in negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also provide research services to the Fund or the Adviser.

     Consistent with the Rules of Fair Practice of the NASD and subject to seeking best execution and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Funds and of the other Van Kampen American Capital mutual funds as a factor in the selection of firms to execute portfolio transactions for the Funds.

     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services, a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

     Pursuant to provisions of the Advisory Agreement and the Sub-advisory Agreement, the Trustees have authorized the Adviser to cause the Fund to incur brokerage commissions in an amount higher than the lowest available rate in return for research services provided to the Adviser. The Adviser is of the opinion that the continued receipt of supplemental investment research services from brokers is essential to its provision of high quality portfolio management services to the Fund. The Adviser undertakes that such higher commissions will not be paid by the Fund unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts they exercise investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws, and (c) in the opinion of the Adviser, the total commissions paid by the Fund are reasonable in relation to the expected benefits to the Fund over the long term. The investment advisory fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Adviser's receipt of research services.

     The Adviser places portfolio transactions for other advisory accounts, including other investment companies. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of their accounts; not all of such services may be used by the Adviser in connection with the Fund. In the opinion of the Adviser, the benefits from research services to each of the accounts (including the Fund) managed by the Adviser cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

     The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser is the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.


     The Adviser's brokerage practices are monitored on a quarterly basis by the Brokerage Review Committee comprised of Trustees are not interested persons (as defined in the 1940 Act) of the Adviser. Brokerage commissions paid by the Fund on portfolio transactions For the fiscal years ended May 31, 1995, 1996 and 1997 the Fund paid $2,425, $0 and $0, in brokerage commissions on portfolio transactions.



     Effective October 31, 1996 Morgan Stanley Group Inc. became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Discover & Co. became an affiliate of the Adviser. For the fiscal year ended May 31, 1997, the Fund paid Morgan Stanley Group Inc. or its affiliates $0 in brokerage commission representing 0% of transactions with affiliates to total commissions.


DETERMINATION OF NET ASSET VALUE

     The net asset value per share is determined as of the close of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) on each business day on which the Exchange is open. The net asset value of Fund shares is computed by dividing the value of all securities plus other assets, less liabilities, by the number of shares outstanding, and adjusting to the nearest cent per share.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place on all business days in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and repurchases of its shares. There may be significant variations in the net asset value of Fund shares on days when net asset value is not calculated and on which shareholders cannot redeem on account of changes in prices of stocks traded in foreign stock markets.

     The Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the Exchange once on each day on which the Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities will be valued at fair value as determined in good faith by the Trustees.

     The assets belonging to the Class A shares, the Class B shares and the Class C shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class.

PURCHASE AND REDEMPTION OF SHARES

     The following information supplements the section in the Fund's Prospectus captioned "Purchase of Shares."


CLASS A SHARES--REDUCED SALES CHARGES



     THE DEALER MUST NOTIFY THE DISTRIBUTOR AT THE TIME AN ORDER IS PLACED FOR A PURCHASE WHICH WOULD QUALIFY FOR THE REDUCED CHARGE ON THE BASIS OF PREVIOUS PURCHASES. SIMILAR NOTIFICATION MUST BE MADE IN WRITING WHEN SUCH AN ORDER IS PLACED BY MAIL. The reduced sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge will also not be applied should a review of the records of the Distributor or ACCESS fail to confirm the representations concerning the investor's holdings.


LETTER OF INTENT


     The Fund will escrow shares totalling 5% of the dollar amount of the Letter of Intent to be held by ACCESS in the name of the shareholder. The Letter of Intent does not obligate the investor to purchase the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between sales charges otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrow shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the investor in shares of the Fund, the amount of excess sales charges, if any, paid during the thirteen-month period.


CHECK WRITING PRIVILEGE

     To establish the check writing privilege for Class A shares, a shareholder must complete the appropriate section of the application and the Authorization for Redemption form and return both documents to ACCESS before checks will be issued. All signatures on the authorization card must be guaranteed if any of the signatures are persons not referenced in the account registration or if more than 30 days have elapsed since the shareholder service agent established the account on its records. Moreover, if the shareholder is a corporation, partnership, trust, fiduciary, executor or administrator, the appropriate documents appointing authorized signers (corporate resolutions, partnerships or trust agreements) must accompany the authorization card. The documents must be certified in original form, and the certificates must be dated within 60 days of their receipt by ACCESS.

     The privilege does not carry over the accounts established through exchanges or transfer. It must be requested separately for each fund account.

CONTINGENT DEFERRED SALES CHARGE -- CLASS A


     For purposes of the CDSC -- Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC -- Class A rather than a front-end load sales charge. In determining whether a CDSC -- Class A is payable, it is assumed that shares held the longest are the first to be redeemed.



WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC -- CLASS B AND C")


     As described in the Prospectus under "Purchase of Shares," redemptions of Class B and Class C shares will be subject to a CDSC. The CDSC -- Class B and C may be waived on redemptions of Class B shares and Class C shares in the circumstances described below:

     (a) Redemption Upon Disability or Death

     The Fund will waive the CDSC -- Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC -- Class B and C.

     In cases of disability or death, the CDSC -- Class B and C will be waived where the descendent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC -- Class B or C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

     (b) Redemption in Connection with Certain Distributions from Retirement
Plans

     The Fund will waive the CDSC -- Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge may be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more of Van Kampen American Capital funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any CDSC -- Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see code Section 72(m)(7) and 72(t)(2)(A)(ii). In addition, the charge may be waived on any minimum distribution required to be distributed in accordance with code Section 401(a)(9).

     The Fund does not intend to waive the CDSC -- Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.

     (c) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

     A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC -- Class B and C may be waived on redemptions made under the Plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC -- Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

     (d) Involuntary Redemptions of Shares in Accounts That Do Not Have the Required Minimum Balance

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC -- Class B and C upon such involuntary redemption.


     (e) Reinvestment of Redemption Proceeds in Shares of the Same Fund Within 180 Days After Redemption



     A shareholder who has redeemed shares of a Fund may reinvest at net asset value, with credit for any CDSC -- Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC -- Class C to subsequent redemptions.


     (f) Redemption by Adviser

     The Fund may waive the CDSC -- Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

REDEMPTION OF SHARES

     Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

EXCHANGE PRIVILEGE

     The following supplements the discussion of "Shareholder
Services -- Exchange Privilege" in the Prospectus:

     By use of the exchange privilege, the investor authorizes ACCESS to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by ACCESS to be genuine. Van Kampen American Capital and its subsidiaries, including ACCESS, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen American Capital, ACCESS, nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Van Kampen American Capital, ACCESS and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.

     For purposes of determining the sales charge rate previously paid on Class A shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

     Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

     A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund.

TAX STATUS OF THE FUND


     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has qualified and intends to continue to qualify each year and to elect to be treated as a regulated investment company under the Code. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) in each year, it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.


FUND PERFORMANCE


     The Fund's average annual total return (computed in the manner described in the Prospectus) for Class A shares of the Fund for (i) the one year period ended May 31, 1997 was (2.17%); (ii) the five year period ended May 31, 1997 was 3.62%; and (iii) the five year and six and one-half month period since November 15, 1991, the commencement of investment operations, through May 31, 1997 was 3.37%. The average annual total return (computed in the manner described in the Prospectus) for Class B shares of the Fund for (i) the one year period ending May 31, 1997 was (1.85%); (ii) the five year period ended May 31, 1997 was 3.65%; and (iii) the five year and six and one-half month period since November 15, 1991, the commencement of distribution for Class B shares of the Fund, through May 31, 1997 was 3.58%. The average annual total return (computed in the manner described in the Prospectus) for Class C shares of the Fund for (i) the one year period ending May 31, 1997 was 0.92%; (ii) the four year and one and one-half month period since April 12, 1993, the commencement of distribution for Class C shares of the Fund, through May 31, 1997 was 3.14%. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred by the Fund's investment practices.



     The annualized current yield for Class A shares, Class B shares and Class C shares of the Fund for the 30-day period ended May 31, 1997, was 4.01%, 3.31% and 3.36%, respectively. The yield for Class A shares,

Class B shares and Class C shares is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield and total return are computed separately for Class A shares, Class B shares and Class C shares.


     From time to time, in reports or other communications, or in advertising or sales material, the Fund may, illustrate in graph or chart form, or otherwise, total returns of international stock markets as compared with the performance of the United States market.


     The Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market; and (3) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return. Such illustrations may be in the form of charts or graphs and will not be based on historical returns experienced by the Fund.

     From time to time marketing materials may provide a portfolio manager update, an adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how Van Kampen American Capital believes the Fund compares relative to other Van Kampen American Capital funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.

OTHER INFORMATION

CUSTODY OF ASSETS -- State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 serves as Custodian for the Trust. It is also anticipated that foreign sub-custodians will be used for certain of the Fund's investments in foreign securities. Any such sub-custodian shall be utilized pursuant to an agreement between the Custodian and foreign sub-custodian that has been approved as required pursuant to Rule 17F-5 under the 1940 Act. The Custodian and sub-custodians generally domestically, and frequently abroad, do not actually hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities.

SHAREHOLDER REPORTS -- Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

INDEPENDENT ACCOUNTANTS -- Price Waterhouse LLP, 1201 Louisiana, Houston, Texas 77002, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.

                      Report of Independent Accountants

To the Shareholders and Board of Trustees of Van Kampen American Capital Global Government Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Global Government Securities Fund (the "Fund''), a series of Van Kampen American Capital World Portfolio Series Trust, at May 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP

Houston, Texas
July 14, 1997

                           Portfolio of Investments
                                 May 31, 1997
------------------------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                  Coupon        Maturity              Market Value
------------------------------------------------------------------------------------------------------
United States Government & Government Agency Obligations 43.9%
$ 2,111  Government National Mortgage Association
         Pools.................................          8.000%     11/15/00 to 12/15/25  $ 2,147,701

  6,650  U.S. Treasury Bonds (a)...............          8.125            08/15/19          7,478,124

 19,800  U.S. Treasury Notes (a)...............          5.625            11/30/98         19,679,418

  2,000  U.S. Treasury Notes (a)...............          6.250            10/31/01          1,981,560

  7,200  U.S. Treasury Notes (a)...............          7.250            05/15/04          7,457,616
                                                                                           ----------
Total Long-Term Investments
    (Cost $38,490,820)............................................................         38,744,419
                                                                                           ----------
Short-Term Investments 55.2%

         United States Government & Government
         Agency Obligations 54.8%
  4,500  Federal Farm Credit Bank Discount Note
         (yielding 4.531%, 06/02/97 maturity).....................................          4,499,311

 17,000  Federal Home Loan Mortgage Corp. Discount Note
         (yielding 5.472%, 06/16/97 maturity).....................................         16,961,325

 27,000  Federal National Mortgage Association Discount Note
         (yielding 5.409%, 06/27/97 maturity).....................................         26,895,480
                                                                                           ----------
         Total United States Government & Government
         Agency Obligations.......................................................         48,356,116
                                                                                           ----------
         Commercial Paper 0.4%
    326  State Street Bank and Trust
         (yielding 5.000%, 06/02/97 maturity......................................            326,000
                                                                                           ----------
Total Short-Term Investments
    (Cost $48,682,116)............................................................         48,682,116
                                                                                           ----------
Foreign Currency, Various Denominations 0.0%
    (Cost $2,654).................................................................              2,591

Other Assets in Excess of Liabilities 0.9%........................................            774,232
                                                                                           ----------
Net Assets 100.0%.................................................................        $88,203,358
                                                                                          ===========

(a) Assets segregated as collateral for forward commitments.


                                B-32           See Notes to Financial Statements

                     Statement of Assets and Liabilities

                                 May 31, 1997

===================================================================================
Assets:
Long-Term Investments, at Market Value (Cost $38,490,820)..........   $  38,744,419
Short-Term Investments (Cost $48,682,116)..........................      48,682,116
Foreign Currency, at Market Value (Cost $2,654)....................           2,591
Cash...............................................................             383
Receivables:
     Interest......................................................         700,787
     Fund Shares Sold..............................................          14,452
Forward Currency Contracts and Forward Commitments.................         812,923
Other..............................................................              99
                                                                      -------------
     Total Assets..................................................      88,957,770
                                                                      -------------
Liabilities:
Payables:
     Fund Shares Repurchased.......................................         271,782
     Income Distributions..........................................         215,830
     Distributor and Affiliates....................................          84,131
     Investment Advisory Fee.......................................          55,536
Accrued Expenses...................................................          88,526
Deferred Compensation and Retirement Plans.........................          38,607
                                                                      -------------
     Total Liabilities.............................................         754,412
                                                                      -------------
Net Assets.........................................................   $  88,203,358
                                                                      =============
Net Assets Consist of:
Capital............................................................   $ 125,541,347
Net Unrealized Appreciation on Securities..........................       1,613,248
Accumulated Undistributed Net Investment Income....................          94,388
Accumulated Net Realized Loss on Securities........................     (39,045,625)
                                                                      -------------
Net Assets.........................................................   $  88,203,358
                                                                      =============
Maximum Offering Price Per Share:
Class A Shares:
     Net asset value and redemption price per share
     (Based on net assets of $25,658,438 and 3,374,330
     shares of beneficial interest issued and outstanding).........   $        7.60
     Maximum sales charge (4.75%* of offering price)...............             .38
                                                                      -------------
     Maximum offering price to public..............................          $ 7.98
                                                                      =============
Class B Shares:
     Net asset value and offering price per share
     (Based on net assets of $56,889,670 and 7,441,320
     shares of beneficial interest issued and outstanding).........   $        7.65
                                                                      =============
Class C Shares:
     Net asset value and offering price per share
     (Based on net assets of $5,655,250 and 745,566 shares
     of beneficial interest issued and outstanding)................   $        7.59
                                                                      =============
* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                           Statement of Operations

                       For the Year Ended May 31, 1997
===============================================================================

Investment Income:
Interest (Net of foreign withholding taxes of $44,850)...........  $10,014,924
                                                                   -----------
Expenses:
Distribution (12b-1) and Service Fees (Attributed to Classes A,
  B and C of $79,247, $829,340 and $78,230, respectively)........      986,817
Investment Advisory Fee..........................................      918,419
Shareholder Services.............................................      358,976
Custody..........................................................      102,996
Legal............................................................       14,630
Trustees Fees and Expenses.......................................        9,642
Amortization of Organizational Costs.............................        1,070
Other............................................................      226,831
                                                                   -----------
     Total Expenses..............................................    2,619,381
     Less Expenses Reimbursed                                            8,800
                                                                   -----------
     Net Expenses................................................    2,610,581
                                                                   -----------
Net Investment Income............................................  $ 7,404,343
                                                                   ===========
Realized and Unrealized Gain/Loss on Securities:
Realized Gain/Loss on Securities:
  Investments....................................................  $(3,492,131)
  Forward Commitments............................................   (6,405,574)
  Foreign Currency Transactions..................................      417,353
                                                                   -----------
Net Realized Loss on Securities..................................   (9,480,352)
                                                                   -----------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period........................................   (3,506,613)
                                                                   -----------
  End of the Period:
     Investments.................................................      253,599
     Forward Commitments.........................................    1,360,144
     Foreign Currency Translation................................         (495)
                                                                   -----------
                                                                     1,613,248
                                                                   -----------
Net Unrealized Appreciation on Securities During the Period......    5,119,861
                                                                   -----------
Net Realized and Unrealized Loss on Securities...................  $(4,360,491)
                                                                   ===========
Net Increase in Net Assets from Operations.......................  $ 3,043,852
                                                                   ===========

                                     B-34      See Notes to Financial Statements

                      Statement of Changes in Net Assets

                  For the Years Ended May 31, 1997 and 1996
===============================================================================

                                                      Year Ended     Year Ended
                                                    May 31, 1997   May 31, 1996
-------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income.............................  $  7,404,343   $ 10,207,114
Net Realized Gain/Loss on Securities..............    (9,480,352)       543,929
Net Unrealized Appreciation/Depreciation on
  Securities During the Period....................     5,119,861     (6,367,840)
                                                    ------------   ------------
Change in Net Assets from Operations..............     3,043,852      4,383,203
                                                    ------------   ------------
Distributions from Net Investment Income:.........
  Class A Shares..................................    (2,102,906)    (2,860,078)
  Class B Shares..................................    (4,816,433)    (6,497,549)
  Class C Shares..................................      (459,054)      (822,565)
                                                    ------------   ------------
Total Distributions...............................    (7,378,393)   (10,180,192)
                                                    ------------   ------------
Net Change in Net Assets from
  Investment Activities...........................    (4,334,541)    (5,796,989)
                                                    ------------   ------------
From Capital Transactions:
Proceeds from Shares Sold.........................     8,442,389     22,142,711
Net Asset Value of Shares Issued
  Through Dividend Reinvestment...................     4,489,376      5,934,913
Cost of Shares Repurchased........................   (63,966,605)   (68,487,512)
                                                    ------------   ------------
Net Change in Net Assets from
  Capital Transactions............................   (51,034,840)   (40,409,888)
                                                    ------------   ------------
Total Decrease in Net Assets......................   (55,369,381)    46,206,877)
Net Assets:
Beginning of the Period...........................   143,572,739    189,779,616
                                                    ------------   ------------
End of the Period
  (Including accumulated undistributed net
  investment income of $94,388 and $(355,254),
  respectively)...................................  $ 88,203,358   $143,572,739
                                                    ============   ============

                                    B-35       See Notes to Financial Statements

                                      Financial Highlights

        The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
===================================================================================================
                                                                   Year Ended May 31,
Class A Shares                                      1997(a)     1996     1995      1994     1993(a)
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..........  $ 7.92     $ 8.24   $ 8.26     $  9.01   $ 9.07

  Net Investment Income...........................    .526        .56      .60         .78     .845

  Net Realized and Unrealized Loss on Securities..   (.310)     (.328)   (.016)     (.5715)   (.123)
                                                    ------     ------   ------     -------   ------
Total from Investment Operations..................    .216       .232     .584       .2085     .722
                                                    ------     ------   ------     -------   ------
Less:
  Distributions from Net Investment Income........    .532       .552     .604        .726     .782
  Distributions from and in Excess of
  Net Realized Gain on Securities.................   --0--      --0--    --0--       .2325    --0--
                                                    ------     ------   ------     -------   ------
Total Distributions...............................    .532       .552     .604       .9585     .782
                                                    ------     ------   ------     -------   ------
Net Asset Value, End of the Period................  $7.604     $ 7.92   $ 8.24     $  8.26   $ 9.01
                                                    ======     ======   ======     =======   ======

Total Return (b)..................................    2.65%      2.81%    7.52%       1.89%    8.47%

Net Assets at End of the Period (In millions).....  $ 25.7     $ 36.4   $ 47.9     $  62.8   $ 36.1

Ratio of Expenses to Average Net Assets (c).......    1.57%      1.51%    1.42%       1.45%    1.52%

Ratio of Net Investment Income to
  Average Net Assets (c)..........................    6.58%      6.66%    7.18%       8.12%    9.33%

Portfolio Turnover................................     161%       239%     209%        236%     301%

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

========================================================================================================
                                                                     Year Ended May 31,
                                                      --------------------------------------------------
Class B Shares                                        1997(a)     1996       1995      1994      1993(a)
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.............  $ 7.96      $ 8.28     $ 8.30    $  9.04   $ 9.09
                                                       ------      ------     ------    -------   ------
     Net Investment Income...........................    .477         .49        .53        .69      .78
     Net Realized and Unrealized Loss on Securities..   (.320)      (.318)     (.006)    (.5435)    (.12)
                                                       ------      ------     ------    -------   ------
Total from Investment Operations.....................    .157        .172       .524      .1465      .66
                                                       ------      ------     ------    -------   ------
Less:
     Distributions from Net Investment Income........    .472        .492      .544        .654      .71
     Distributions from and in Excess of
     Net Realized Gain on Securities.................     -0-         -0-       -0-       .2325      -0-
                                                       ------      ------    ------     -------   ------
Total Distributions..................................    .472        .492      .544       .8865      .71
                                                       ------      ------    ------     -------   ------
Net Asset Value, End of the Period...................  $7.645      $ 7.96    $ 8.28     $  8.30   $ 9.04
                                                       ======      ======    ======     =======   ======
Total Return (b).....................................   2.00%       2.06%     6.69%       1.07%    7.95%
Net Assets at End of the Period (In millions)........  $ 56.9      $ 97.7    $123.4     $ 147.5   $ 56.7
Ratio of Expenses to Average Net Assets (c)..........   2.33%       2.27%     2.18%       2.22%    2.19%
Ratio of Net Investment Income to
     Average Net Assets (c)..........................   5.86%       5.91%     6.41%       7.30%    8.66%
Portfolio Turnover...................................    161%        239%      209%        236%     301%


(a)  Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

                                 B-37          See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

==================================================================================================================
                                                                                                    April 12, 1993
                                                                                                     (Commencement
                                                                Year Ended May 31,                of Distribution)
                                                     --------------------------------------------       to May 31,
Class C Shares                                       1997(a)         1996        1995        1994          1993(a)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period......       $ 7.91          $ 8.22      $ 8.25      $ 8.99        $  9.00
                                                     ------          ------      ------      ------        -------
     Net Investment Income....................         .471             .46         .51         .63           .095

     Net Realized and Unrealized
      Gain/Loss on Securities.................        (.324)          (.278)       .004      (.4835)          .011
                                                     ------          ------      ------      ------        -------
Total from Investment Operations..............         .147            .182        .514       .1465           .106
                                                     ------          ------      ------      ------        -------
Less:
     Distributions from Net Investment
      Income..................................         .472            .492        .544        .654           .116

     Distributions from and in Excess of Net
      Realized Gain on Securities.............        --0--           --0--       --0--       .2325          --0--
                                                     ------          ------      ------      ------        -------
Total Distributions...........................         .472            .492        .544       .8865           .116
                                                     ------          ------      ------      ------        -------
Net Asset Value, End of the Period............       $7.585          $ 7.91      $ 8.22      $ 8.25        $  8.99
                                                     ======          ======      ======      ======        =======
Total Return (b)..............................         1.88%           2.20%       6.60%       1.19%          8.78%*

Net Assets at End of
     the Period (In millions).................       $  5.6          $  9.5      $ 18.5      $ 23.5        $   1.4

Ratio of Expenses to
     Average Net Assets (c)...................         2.33%           2.27%       2.18%       2.22%          2.63%

Ratio of Net Investment Income to
     Average Net Assets (c)...................         5.84%           5.91%       6.42%       7.13%         10.06%

Portfolio Turnover............................          161%            239%        209%        236%           301%

(a)  Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

* Non-Annualized

                              B-38             See Notes to Financial Statements

                        Notes to Financial Statements

                                 May 31, 1997
================================================================================

1.   Significant Accounting Policies

Van Kampen American Capital Global Government Securities Fund (the "Fund") is organized as a series of Van Kampen American Capital World Portfolio Series Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return through a managed balance of foreign and domestic debt securities. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. The Fund commenced investment operations on November 15, 1991. The distribution of the Fund's Class C shares commenced on April 12, 1993.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation--Investments are stated at values using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management Inc. (the "Adviser'') or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

                                 May 31, 1997
===============================================================================

C. Investment Income--Interest income is recorded on an accrual basis. The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, original issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. Currency Translation--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Time. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

E.   Organizational Costs--The Fund reimbursed Van Kampen American
Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $13,000. These costs were amortized on a straight line basis over the 60 month period ended November, 1996.

F. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     At May 31, 1997, for federal income tax purposes, cost is $87,175,590, the aggregate gross unrealized appreciation is $2,711,974, and the aggregate gross unrealized depreciation is $1,422,433, resulting in net unrealized appreciation on investments, foreign currency contracts, forward commitments and foreign currencies of $1,289,541.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At May 31, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $32,183,105, which will expire between May 31, 2003 and May 31, 2005. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

                                 May 31, 1997
===============================================================================

G. Distribution of Income and Gains--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. Net realized gains on securities, if any, are distributed annually.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1997 fiscal year have been identified and appropriately reclassified. Permanent book and tax basis differences relating to the recognition of net realized losses on paydowns of mortgage pool obligations totaling $14,720 and net realized gains on foreign currency transactions of $408,170 were reclassified from accumulated net realized gain/loss on securities to accumulated undistributed net investment income. Additional permanent differences relating to the recognition of certain expenses which are not deductible for tax purposes totaling $30,242 were reclassified from accumulated undistributed net investment income to capital.

2.   Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly. Investment advisory fees are calculated monthly, based on the average daily net assets of the Fund at the annual rate of .75%. On April 1, 1997, the Adviser entered into a subadvisory agreement with Morgan Stanley Asset Management, Inc. (the "Subadviser''), to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. Prior to April 1, 1997, the Fund's Subadviser was John Govett & Co., Ltd. The Adviser pays 50% of its investment advisory fee to the Subadviser.

     Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the year ended May 31, 1997, the Fund recognized expenses of approximately $25,800 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended May 31, 1997, the Fund recognized expenses of approximately $282,800, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

     Additionally, for the year ended May 31, 1997, the Fund paid VKAC approximately $20,500 related to the direct cost of consolidating the VKAC open- end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in shareholder services resulting from the consolidation.

                                 May 31, 1997
===============================================================================

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is equal to $2,500. The Adviser reimbursed the Fund for these plan expenses through December 31, 1996.

3.   Capital Transactions

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

        At May 31, 1997, capital aggregated $36,467,276, $79,889,687 and
$9,184,384 for Classes A, B and C, respectively. For the year ended May 31, 1997, transactions were as follows:

                                    Shares       Value
=========================================================
Sales:
  Class A.....................     415,170   $  3,285,624
  Class B.....................     612,589      4,868,118
  Class C.....................      36,431        288,647
                                ----------   ------------
Total Sales...................   1,064,190   $  8,442,389
                                ==========   ============

Dividend Reinvestment:
  Class A.....................     169,671   $  1,338,753
  Class B.....................     365,738      2,907,050
  Class C.....................      30,907        243,573
                                ----------   ------------
Total Dividend Reinvestment...     566,316   $  4,489,376
                                ==========   ============

Repurchases:
  Class A.....................  (1,805,879)  $(14,262,345)
  Class B.....................  (5,798,718)   (45,573,947)
  Class C.....................    (523,469)    (4,130,313)
                                ----------   ------------
Total Repurchases.............  (8,128,066)  $(63,966,605)
                                ==========   ============

                                 May 31, 1997
================================================================================

     At May 31, 1996, capital aggregated $46,113,074, $117,708,944 and
$12,784,411 for Classes A, B and C, respectively. For the year ended May 31, 1996, transactions were as follows:

                                   Shares       Value
========================================================
Sales:
  Class A....................     863,668   $  7,095,429
  Class B....................   1,568,183     12,820,664
  Class C....................     271,697      2,226,618
                               ----------   ------------
Total Sales..................   2,703,548   $ 22,142,711
                               ==========   ============
Dividend Reinvestment:
  Class A....................     215,647   $  1,763,615
  Class B....................     450,331      3,699,958
  Class C....................      57,724        471,340
                               ----------   ------------
Total Dividend Reinvestment..     723,702   $  5,934,913
                               ==========   ============
Repurchases:
  Class A....................  (2,290,621)  $(18,784,532)
  Class B....................  (4,655,689)   (38,363,849)
  Class C....................  (1,382,547)   (11,339,131)
                               ----------   ------------
Total Repurchases............  (8,328,857)  $(68,487,512)
                               ==========   ============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                     Contingent Deferred
                                        Sales Charge
                                     ----------------------
Year of Redemption                   Class B       Class C
-----------------------------------------------------------
First...............................   4.00%       1.00%
Second..............................   4.00%        None
Third...............................   3.00%        None
Fourth..............................   2.50%        None
Fifth...............................   1.50%        None
Sixth and Thereafter................   None         None

                                 May 31, 1997
================================================================================

     For the year ended May 31, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $2,300 and CDSC on the redeemed shares of approximately $352,000. Sales charges do not represent expenses of the Fund.

4.   Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitments, were $179,181,719 and $279,272,321, respectively.

5.   Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward commitment.

A. Forward Purchase Commitments--The Fund trades certain securities under the terms of forward purchase commitments, whereby the settlement occurs at a specific future date. Forward purchase commitments are privately negotiated transactions between the Fund and dealers. While forward purchase commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. The forward purchase commitments are marked to market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation on forward commitments.

     The following forward purchase commitments were outstanding at May 31, 1997:

Par Amount
in Local                                                                       Unrealized
Currency                                           Settlement    Current      Appreciation/
(000)      Description                                Date        Value       Depreciaition
===========================================================================================
2,100-AU$  Australia (Commonwealth of),
           9.000%, 09/15/04 maturity.............  07/10/97      $1,748,224   $ 68,394
2,200-CA$  Canada (Government of),
           7.500%, 03/01/01 maturity.............  07/10/97       1,691,038    528,817
  850-CA$  Canada (Government of),
           9.750%, 06/01/21 maturity.............  07/10/97         805,078     31,792

                                 May 31, 1997
===============================================================================

Par Amount
in Local                                                                        Unrealized
Currency                                                Settlement    Current  Appreciation/
(000)         Description                                    Date       Value   Depreciation
---------------------------------------------------------------------------------------------
Forward Purchase Commitments (Continued)
     9,700-DKK Denmark (Kingdom of),
               8,000%, 05/15/03 maturity................    07/10/97   $1,655,230 $35,707
     4,900-DKK Denmark (Kingdom of),
               8.000%, 03/15/06 maturity................    08/28/97      823,786  (3,583)
     1,400-DEM Germany (Federal Republic of),
               8.375%, 05/21/01 maturity................    08/18/97      924,869  (4,451)
     1,600-DEM Germany (Federal Republic of),
               6.250%, 01/04/24 maturity................    07/03/97      880,476  11,715
     5,000-DEM Germany (Federal Republic of),
               7.000%, 01/13/00 maturity................    07/03/97    3,137,595  14,313
     5,000-DEM Germany (Treuhandanstalt),
               7.500%, 09/09/04 maturity................    07/03/97    3,255,413  37,345
     1,000-DEM Germany (Treuhandanstalt),
               7.500%, 09/09/04 maturity................    08/18/97      648,388  (7,162)
     8,800-DEM Germany Unity (Federal Republic),
               8.000%, 01/21/02 maturity................    07/03/97    5,800,932   50,658
       500-IEP Ireland (Republic of),
               8.000%, 08/18/06 maturity................    08/18/97      816,904  (11,100)
 2,400,000-ITL Italy (Republic of),
               9.500%, 02/01/06 maturity................    07/03/97    1,600,080   62,004
 5,300,000-ITL Italy (Republic of),
               10.500%, 07/15/00 maturity...............    07/03/97    3,444,939   62,023
   250,000-JPY Japan (Government of),
               3.100%, 09/20/06 maturity................    08/28/97    2,206,941   (11,295)
   375,000-JPY Japan (Government of),
               3.400%, 03/22/04 maturity................    07/10/97    3,417,147   (55,243)
    85,000-JPY Japan (Government of),
               3.400%, 03/22/04 maturity................    08/15/97      772,411    2,412
   320,000-JPY Japan (Government of),
               5.500%, 03/20/02 maturity................    07/10/97    3,177,166   (45,190)
   110,000-JPY Japan (Government of),
               6.400%, 03/20/00 maturity................    07/10/97    1,069,029   (10,435)
    21,000-SEK Sweden (Kingdom of),
               6.000%, 02/09/05 maturity................    07/10/97    2,567,297   57,169
    25,000-SEK Sweden (Kingdom of),
               13.000%, 06/15/01 maturity...............    07/10/97    4,002,819   35,692
     1,500-GBP United Kingdom (Conversion),
               9.000%, 07/12/11 maturity................    07/03/97    2,808,753   120,487

                                 May 31, 1997

====================================================================================================
Par Amount
in Local                                                                                  Unrealized
Currency                                              Settlement       Current         Appreciation/
(000)         Description                                   Date         Value         Depreciation
----------------------------------------------------------------------------------------------------
Forward Purchase Commitments (Continued)
     1,050-GBP United Kingdom,
               7.000%, 11/06/01 maturity............    07/03/97       $ 1,710,319      $   24,867
       375-GBP United Kingdom,
               7.750%, 09/08/06 maturity............    07/03/97           631,958          19,674
                                                                       -----------      ----------
                                                                       $49,596,792      $1,014,610
                                                                       ===========      ==========

     B. Closed but Unsettled Forward Commitments--In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transaction at the time the forward commitment is closed. However, settlement of both the purchase and sale is still scheduled to occur in the denominated foreign currency at a future date. The net difference in the amount of foreign currency on the trade is marked to market daily with any fluctuation included as a component of unrealized gain/loss on forward contracts.

     The following closed but unsettled forward transactions were outstanding at May 31, 1997:

                                                                                 Unrealized
                                                                                 Gain/Loss
                                                                                   on Net          US$ Net
                                                        Local Currency            Currency        Receivable
Description/Currency                               Receivable      Payable       Difference       (Payable)
------------------------------------------------------------------------------------------------------------
Canada (Government of) -- Canadian Dollar
     (700,000 par, 7.500%, 03/01/01)............      747,542         529,779    $  1,688         $ 157,605
Germany (Treuhandanstalt) -- Mark
     (16,000,000 par, 6.750%, 05/13/04).........   17,074,200      17,503,726     (99,159)         (251,317)
German Unity (Federal) -- Mark
     (2,000,000 par, 8.000%, 01/21/02)..........    1,343,375       2,305,200      31,424          (562,767)
United Kingdom -- Pound
     (1,525,000 par, 7.750%, 09/08/06)..........    1,621,986       1,559,311      15,054           102,529
     (550,000 par, 7.000%, 11/06/01)............      558,352         545,805       4,068            20,525
Ireland (Republic of) -- Punt
     (1,200,000 par, 6.250%, 04/01/99)..........    1,227,807       1,223,607      67,055             6,334
                                                                                 --------         ---------
                                                                                 $ 20,130         $(527,091)
                                                                                 ========         =========

                                 May 31, 1997
================================================================================

C. Forward Currency Contracts--A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forward contracts.

     The following forward currency contracts were outstanding as of May 31, 1997:

                                                                     Unrealized
                                                        Current   Appreciation/
Depreciation                                              Value    Depreciation
--------------------------------------------------------------------------------
Long Contracts
Australian Dollar,
     1,800,000 expiring 07/31/97.....................   $ 1,371,626    $(25,174)
     1,500,000 expiring 08/22/97.....................     1,143,246     (21,504)
Canadian Dollar,
     4,200,000 expiring 07/11/97.....................     3,048,769       3,084
German Mark,
     16,750,000 expiring 06/20/97....................     9,814,428    (120,329)
     7,550,000 expiring 07/11/97.....................     4,430,502    (132,535)
     1,806,322 expiring 07/17/97.....................     1,060,470       4,820
     817,860 expiring 08/29/97.......................       481,644        (443)
     4,246,785 expiring 08/29/97.....................     2,500,965      (2,298)
     5,100,000 expiring 09/05/97.....................     3,004,956      (9,941)
Danish Krone,
     14,500,000 expiring 06/20/97....................     2,230,182     (20,637)
Spanish Peseta,
     830,000,000 expiring 08/29/97...................     5,748,881     (67,924)
British Pound Sterling,
     3,800,000 expiring 07/11/97.....................     6,210,693     (61,967)
     150,000 expiring 07/11/97.......................       245,159      (1,066)
     1,000,000 expiring 07/11/97.....................     1,634,393      12,393
Italian Lira,
     9,400,000,000 expiring 07/11/97.................     5,539,560     (94,817)
Japanese Yen,
     1,300,000,000 expiring 06/20/97.................    11,196,057     575,142
     300,000,000 expiring 07/11/97...................     2,591,649      83,288
     50,000,000 expiring 07/11/97....................       431,941      20,249
     95,000,000 expiring 08/22/97....................       825,749       9,878
Netherlands Guilder,
     23,300,000 expiring 06/20/97....................    12,135,758    (179,252)
Swedish Krona,
     10,780,000 expiring 08/29/97....................     1,395,639     (27,088)
                                                        -----------   ---------
     Total Long Contracts............................    77,042,267     (56,121)
                                                        -----------   ---------

                                 May 31, 1997

================================================================================
                                                                     Unrealized
                                                       Current    Appreciation/
Description                                              Value     Depreciation
================================================================================
Forward Currency Contracts (Continued)
Short Contracts
Canadian Dollar,
     400,000 expiring 07/11/97 .................    $   290,359      $  (2,693)
German Mark,
     1,600,000 expiring 06/20/97 ...............        937,498         21,735
     350,000 expiring 06/20/97 .................        205,078         (1,376)
     3,500,000 expiring 08/29/97 ...............      2,061,177         18,443
Danish Krone,
     3,100,000 expiring 06/20/97 ...............        476,798         13,414
     1,200,000 expiring 06/20/97 ...............        184,567          4,098
Spanish Peseta,
     360,000,000 expiring 08/29/97 .............      2,493,491          9,772
British Pound Sterling,
     300,000 expiring 07/11/97 .................        490,318         (3,298)
     300,000 expiring 08/29/97 .................        489,794         (7,707)
     800,000 expiring 08/29/97 .................      1,306,118         (9,478)
Italian Lira,
     1,800,000,000 expiring 07/17/97 ...........      1,060,552         (4,902)
Japanese Yen,
     450,000,000 expiring 06/20/97 .............      3,875,558         (4,923)
     20,000,000 expiring 06/20/97 ..............        172,247        (12,681)
     240,000,000 expiring 08/22/97 .............      2,086,103         (8,181)
Netherlands Guilder,
     23,300,000 expiring 06/20/97 ..............     12,135,758        372,294
                                                    -----------      ---------
     Total Short Contracts .....................    $28,265,416        384,517
                                                    -----------      ---------
Cross Currency Contracts
Long 2,408,188 German Marks, Short 2,000,000
     Swiss Franks, expiring 08/29/97 ............................       (2,992)
                                                                     ---------
                                                                     $ 325,404
                                                                     =========

6. Distribution and Service Plans

     The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% for Class A and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the year ended May 31, 1997, are payments to VKAC of approximately $595,600.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.


     (a) Financial Statements for each of the following:


           Van Kampen American Capital Global Equity Fund

           Van Kampen American Capital Global Government Securities Fund

        Included in the Prospectus:
           Financial Highlights

        Included in the Statement of Additional Information:
           Report of Independent Accountants
           Financial Statements
           Notes to Financial Statements

     (b) Exhibits


         (1)(a)          First Amended and Restated Agreement and Declaration of
                            Trust(7)
            (b)          Certificate of Amendment(7)
            (c)          Amended and Restated Certificate of Designation for:
                         (i) Van Kampen American Capital Global Equity Fund+
                         (ii) Van Kampen American Capital Global Government
                            Securities Fund+
            (2)          Amended and Restated Bylaws(7)
            (4)          Share Certificate for:
            (a)          Van Kampen American Capital Global Equity Fund(7)
                         (i) Class A Shares
                         (ii) Class B Shares
                         (iii) Class C Shares
            (b)          Van Kampen American Capital Global Government Securities
                            Fund(7)
                         (i) Class A Shares
                         (ii) Class B Shares
                         (iii) Class C Shares
         (5)(a)          Investment Advisory Agreement for between Van Kampen
                            American Capital World Portfolio Series Trust and Van
                            Kampen American Capital Asset Management, Inc.+
            (b)          Investment Sub-Advisory Agreement between Van Kampen
                            American Capital Asset
                         Management, Inc. and Morgan Stanley Asset Management, Inc.
                            for:
                         (i) Van Kampen American Capital Global Equity Fund+
                         (ii) Van Kampen American Capital Global Government
                            Securities Fund+
         (6)(a)          Distribution and Service Agreement for:
                         (i) Van Kampen American Capital Global Equity Fund+
                         (ii) Van Kampen American Capital Global Government
                            Securities Fund+
            (b)          Form of Dealer Agreement(7)
            (c)          Form of Broker Agreement(7)
            (d)          Form of Bank Agreement(7)
         (8)(a)          Custodian Contract+
            (b)          Transfer Agency and Service Agreement+
         (9)(a)          Data Access Services Agreement(6)
            (b)          Fund Accounting Agreement+
           (10)          Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom
                            (Illinois) for:
                         (i) Van Kampen American Capital Global Equity Fund(7)
                         (ii) Van Kampen American Capital Global Government
                            Securities Fund(7)

           (11)          Consents of Price Waterhouse LLP for:
                         (i) Van Kampen American Capital Global Equity Fund+
                         (ii) Van Kampen American Capital Global Government
                            Securities Fund+
           (13)          Investment Letter(2)
        (14)(a)          Individual Retirement Account Brochure with Application(4)
            (b)          403(b)(7) Custodial Account(3)
            (c)          ORP 403(b)(7) Custodial Account(3)
            (d)          Retirement Plans for the Small Business-Forms Package and
                            Plan Documents(5)
            (e)          Prototype Profit Sharing/Money Purchase Plan and Trust(1)
            (f)          Prototype 401(k) Plan and Trust(1)
            (g)          Salary Reduction Simplified Employee Pension Plan(4)
        (15)(a)          Plan of Distribution Pursuant to Rule 12b-1 for:
                         (i) Van Kampen American Capital Global Equity Fund+
                         (ii) Van Kampen American Capital Global Government
                            Securities Fund+
            (b)          Form of Shareholder Assistance Agreement+
            (c)          Form of Administrative Service Agreement+
            (d)          Service Plan for:
                         (i) Van Kampen American Capital Global Equity Fund(7)
                         (ii) Van Kampen American Capital Global Government
                            Securities Fund(7)
           (16)          Computation Measure for Performance Information for:
                         (i) Van Kampen American Capital Global Equity Fund+
                         (ii) Van Kampen American Capital Global Government
                            Securities Fund+
        (17)(a)          List of Certain Investment Companies in Response to Item
                            29(a)+
            (b)          List of Officers and Directors of Van Kampen American
                            Capital Distributors, Inc. in
                         Response to Item 29(b)+
           (18)          Amended Multiple Class Plan+
           (24)          Power of Attorney+
           (27)          Financial Data Schedules+

-------------

(1) Incorporated herein by reference to Post Effective Amendment No. 61 to Van Kampen American Capital Growth and Income Fund's Registration Statement on Form N-1A, File No. 2-21657, filed on March 27, 1991.



(2) Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, File No. 33-37879, filed on July 19, 1991.



(3) Incorporated herein by reference to Post-Effective Amendment No. 30 to Van Kampen American Capital Reserve Fund's Registration Statement on Form N-1A, File No. 2-50870, filed on September 24, 1992.



(4) Incorporated herein by reference to Post-Effective Amendment No. 31 to Van Kampen American Capital Reserve Fund's Registration Statement on Form N-1A, File No. 2-50870, filed on September 24, 1993.



(5) Incorporated herein by reference to Post-Effective Amendment No. 18 to Van Kampen American Capital Government Securities Fund's Registration Statement on Form N-1A, File No. 2-90482, filed on February 25, 1994.



(6) Incorporated herein by reference to Post-Effective Amendment No. 1 to Van Kampen American Capital Utilities Income Fund's Registration Statement on Form N-1A, File No. 33-68452, filed on May 19, 1994.



(7) Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, File No. 33-37879, filed on September 27, 1996.



 +  Filed herewith

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


     See the Statement of Additional Information.


ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


                            AS OF SEPTEMBER 15, 1997



                                                                (2)
                                                         NUMBER OF RECORD
                                                              HOLDERS
                       (1)                         -----------------------------
                 TITLE OF CLASS                    CLASS A    CLASS B    CLASS C
                 --------------                    -------    -------    -------
Van Kampen American Capital Global Equity Fund
  Shares of Beneficial Interest, par value $0.01
  per share                                        26,491     17,721      3,049
Van Kampen American Capital Global Government
  Securities Fund
  Shares of Beneficial Interest, par value $0.01
  per share                                         2,813      4,764        688


ITEM 27.  INDEMNIFICATION.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust.

     Article 8; Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interest of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "Investment Advisory Services" in the Prospectus and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 29. PRINCIPAL UNDERWRITERS.

     (a) The sole principal underwriter is Van Kampen American Capital Distributors, Inc., which acts as principal underwriter for certain investment companies and unit investment trusts set forth in Exhibit 17(a) incorporated by reference herein.

     (b) Van Kampen American Capital Distributors, Inc. is an affiliated person of an affiliated person of Registrant and is the only principal underwriter for Registrant. The name, principal business address and positions and offices with Van Kampen American Capital Distributors, Inc. of each of the directors and officers thereof are set forth in Exhibit 17(b). Except as disclosed under the heading, "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.

     (c) Not applicable.

ITEM 30.  LOCATION OF BOOKS AND RECORDS.

     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, ACCESS Investor Services, Inc. 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA; (ii) by the Adviser, will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181; and (iii) by the Distributor, the principal underwriter, will be maintained at its offices located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

ITEM 31.  MANAGEMENT SERVICES.

     Not applicable.

ITEM 32.  UNDERTAKINGS.

     Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

     Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, VAN KAMPEN AMERICAN CAPITAL WORLD PORTFOLIO SERIES TRUST, hereby certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Oakbrook Terrace and State of Illinois, on the 26th day of September, 1997.


                                          VAN KAMPEN AMERICAN CAPITAL
                                          WORLD PORTFOLIO SERIES TRUST

                                          By:     /s/  RONALD A. NYBERG

                                            ------------------------------------
                                            Ronald A. Nyberg, Vice President and
                                                          Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to this Registration Statement has been signed on September 26, 1997 by the following persons in the capacities indicated:


Principal Executive Officer:


              /s/  DENNIS J. MCDONNELL*                President
-----------------------------------------------------
                (Dennis J. McDonnell)
Principal Financial Officer:
              /s/  EDWARD C. WOOD III*                 Vice President and Chief Financial
-----------------------------------------------------    Officer
                (Edward C. Wood III)
Trustees:
               /s/  J. MILES BRANAGAN*                 Trustee
-----------------------------------------------------
                 (J. Miles Branagan)
             /s/  RICHARD M. DeMARTINI*                Trustee
-----------------------------------------------------
               (Richard M. DeMartini)
                /s/  LINDA H. HEAGY*                   Trustee
-----------------------------------------------------
                  (Linda H. Heagy)
               /s/  R. CRAIG KENNEDY*                  Trustee
-----------------------------------------------------
                 (R. Craig Kennedy)
                /s/  JACK E. NELSON*                   Trustee
-----------------------------------------------------
                  (Jack E. Nelson)
              /s/  JEROME L. ROBINSON*                 Trustee
-----------------------------------------------------
                (Jerome L. Robinson)
               /s/  PHILLIP B. ROONEY*                 Trustee
-----------------------------------------------------
                 (Phillip B. Rooney)
                /s/  FERNANDO SISTO*                   Trustee
-----------------------------------------------------
                  (Fernando Sisto)
                /s/  WAYNE W. WHALEN*                  Trustee
-----------------------------------------------------
                  (Wayne W. Whalen)


* Signed by Ronald A. Nyberg pursuant to a power-of attorney.


                /s/  RONALD A. NYBERG                                              September 26, 1997
-----------------------------------------------------
                  Ronald A. Nyberg
                  Attorney-in-Fact

            VAN KAMPEN AMERICAN CAPITAL WORLD PORTFOLIO SERIES TRUST


       INDEX TO EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 14 TO FORM N-1A

             AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION

                             ON SEPTEMBER 26, 1997


EXHIBIT
  NO.                         DESCRIPTION OF EXHIBIT
-------                       ----------------------


 (1)(c)    Amended and Restated Certificate of Designation for:
           (i) Van Kampen American Capital Global Equity Fund
           (ii) Van Kampen American Capital Global Government
           Securities Fund
 (5)(a) Investment Advisory Agreement between Van Kampen American Capital World Portfolio Series Trust and Van Kampen American Capital Asset Management, Inc.
           Investment Sub-Advisory Agreement between Van Kampen
    (b) American Capital Asset Management, Inc. and Morgan Stanley Asset Management, Inc. for:
           (i) Van Kampen American Capital Global Equity Fund
           (ii) Van Kampen American Capital Global Government
           Securities Fund
 (6)(a)    Distribution and Service Agreement for:
           (i) Van Kampen American Capital Global Equity Fund
           (ii) Van Kampen American Capital Global Government
           Securities Fund
 (8)(a)    Custodian Contract
    (b)    Transfer Agency and Service Agreement
 (9)(b)    Fund Accounting Agreement
(11)       Consents of Price Waterhouse LLP for:
           (i) Van Kampen American Capital Global Equity Fund
           (ii) Van Kampen American Capital Global Government
           Securities Fund
(15)(a)    Plan of Distribution Pursuant to Rule 12b-1 for:
           (i) Van Kampen American Capital Global Equity Fund
           (ii) Van Kampen American Capital Global Government
           Securities Fund
    (b)    Form of Shareholder Assistance Agreement
    (c)    Form of Administrative Service Agreement
(16)       Computation Measure for Performance Information for:
           (i) Van Kampen American Capital Global Equity Fund
           (ii) Van Kampen American Capital Global Government
           Securities Fund
(17)(a)    List of Certain Investment Companies in Response to Item
           29(a)
           List of Officers and Directors of Van Kampen American
    (b)    Capital Distributors, Inc. in Response to Item 29(a)
(18)       Amended Multi-Class Plan
(24)       Power of Attorney
(27)       Financial Data Schedules